UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07261

CREDIT SUISSE TRUST
(Exact name of registrant as specified in charter)

Eleven Madison Avenue, New York, New York		10010
(Address of principal executive offices)		(Zip code)

John G. Popp Credit Suisse Trust Eleven Madison Avenue New York, New York 10010
(Name and address of agent for service)

Registrant’s telephone number, including area code:	(212) 325-2000

Date of fiscal year end:	December 31st

Date of reporting period:	January 1, 2010 to December 31, 2010

Item 1. Reports to Stockholders.

CREDIT SUISSE FUNDS

Annual Report

December 31, 2010

CREDIT SUISSE TRUST
■  COMMODITY RETURN STRATEGY
  PORTFOLIO

Credit Suisse Trust (the "Trust") shares are not available directly to individual investors, but may be offered only through certain insurance products and pension and retirement plans.

The Trust's investment objectives, risks, charges and expenses (which should be considered carefully before investing), and more complete information about the Trust, are provided in the Prospectus, which should be read carefully before investing. You may obtain additional copies by calling 800-222-8977 or by writing to Credit Suisse Trust, P.O. Box 55030, Boston, MA 02205-5030.

Credit Suisse Asset Management Securities, Inc., Distributor, is located at Eleven Madison Avenue, New York, NY 10010. The Trust is advised by Credit Suisse Asset Management, LLC.

The views of the Portfolio's management are as of the date of the letter and the Portfolio holdings described in this document are as of December 31, 2010; these views and Portfolio holdings may have changed subsequent to these dates. Nothing in this document is a recommendation to purchase or sell securities.

Portfolio shares are not deposits or other obligations of Credit Suisse Asset Management, LLC ("Credit Suisse") or any affiliate, are not FDIC-insured and are not guaranteed by Credit Suisse or any affiliate. Portfolio investments are subject to investment risks, including loss of your investment.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Annual Investment Adviser's Report
December 31, 2010 (unaudited)

  February 3, 2011

Dear Shareholder:

For the year ended December 31, 2010, the Credit Suisse Trust — Commodity Return Strategy Portfolio (the "Portfolio") had a gain of 16.66%.1 Its benchmark, the Dow Jones-UBS Commodity Index Total Return2 ("DJ-UBS Index") increased 16.83%. The S&P 500 Index3 had a return of 15.06%.

Market Review: A strong period for commodities

For the year ending December 31, 2010, commodities were markedly higher, with the DJ-UBS Index rising 16.83%.

Although commodity prices were largely driven by macroeconomic factors in the beginning of 2010, fundamental factors became increasingly important as the year progressed. Fears emanating from the Eurozone concerning sovereign debt defaults and slower-than-expected growth in the United States led policy makers to ease monetary policy drastically. Conversely, Asian economies and other developed regions experienced overheating economies and rising inflation rates. As a result of these macroeconomic concerns, the U.S. Dollar was stronger for the first half of the year, though gains were largely erased during the second half as caution abated. Need for the gamut of raw materials increased as the year progressed due to robust demand growth in emerging markets and greater than expected demand from developed markets. Global demand for precious metals continued to rise even as investors seemed to re-embrace risk — resulting in significant gains regardless of the currency measure utilized.

Strategic Review and Outlook: Fundamentals may drive commodities going forward

The Portfolio seeks total return and is designed to achieve positive return relative to the performance of the DJ-UBS Index. To do so, the Portfolio invests in commodity-linked derivative instruments and fixed-income securities. The DJ-UBS Index, the Portfolio's benchmark, is a broadly diversified futures index composed of futures contracts on 19 physical commodities. The DJ-UBS Index is weighted among commodity sectors using dollar-adjusted liquidity and production data and is rebalanced as of the beginning of each calendar year.

For the 12-month period ended December 31, 2010, the Portfolio slightly underperformed the benchmark. The Portfolio gains exposure to commodity markets by investing in commodity index-linked structured notes whose principal and/or coupon payments are linked to the DJ-UBS Index and, by investment in its wholly-owned subsidiary (the "Subsidiary"), primarily through commodity index-linked swap agreements on the DJ-UBS Index, but also futures

1

Credit Suisse Trust — Commodity Return Strategy Portfolio
Annual Investment Adviser's Report (continued)
December 31, 2010 (unaudited)

contracts on individual commodities. During the year ended December 31, 2010, the Subsidiary invested in commodity index-linked swap agreements and futures contracts on individual commodities, primarily energy, metals and agriculture, to help the Portfolio achieve positive returns relative to the DJ-UBS Index. The Portfolio's investments in commodity index-linked structured notes and its Subsidiary's investment in commodity index-linked swap agreements and futures had a positive effect on the portfolio's overall performance during the period. However, once fund expenses were taken into account, the investments' positive performance was not high enough to outperform the benchmark.

Two of the top three performing commodities were in the agriculture sector, which rose 38.49%. Cotton, whose prices rallied due to rising demand from Asian textile mills and diminishing supply levels, rose 98.16% for the year. Coffee prices also increased significantly, by 66.99%, due to inclement weather in key markets and existing tight inventory levels. Industrial metals performed well during the year, rising 16.24% as nickel, returning 32.19%, led the sector higher. Precious metals continued to appreciate throughout 2010 to end the year as the best-performing sector, up 42.66%. Concerns over multiple monetary easing measures in the developed regions, sovereign debt downgrades in Europe, and mixed global economic data continued to lead many investors and Central Banks to increase their allocations to gold and silver. For the ninth quarter in a row gold prices increased, climbing 8.40% for the quarter and 28.72% for the year. Silver reached multi-decade highs over the course of 2010, rising 81.83% — benefitting not only from an increase in industrial demand, but also from its usage as a store of value.

The livestock sector rose 9.27% amid modestly lower inventory levels, increased demand, and sharply higher feed prices. Although the energy complex had a positive fourth quarter, it ended 2010 as the year's worst performing sector, declining 10.55% as healthy inventory levels and concerns over the global economy falling back into recession took their toll. Natural gas, which declined 40.59%, was the year's worst performer and one of only two commodities to yield a negative return for the year.

In the fixed income portion of the Portfolio, we maintain holdings in high quality, short-term securities — specifically debt issued by the U.S Treasury and U.S. Government-Sponsored Enterprises (GSE's). In the current credit environment, we remain confident in our high quality fixed income positions, which have provided the desired liquidity and performance during the past 12 months.

As indicators of economic growth and activity remain mixed, we believe global economic growth will resume, albeit at a slower pace than what might be expected compared to past recoveries. While macroeconomic uncertainty is likely

2

Credit Suisse Trust — Commodity Return Strategy Portfolio
Annual Investment Adviser's Report (continued)
December 31, 2010 (unaudited)

to continue for some time, we believe commodity fundamentals will improve and will increasingly become the dominant drivers of commodity prices and returns as conditions normalize. This should lead to a normalization of cross asset and cross commodity correlations as well. The structural shift of economic growth from developed to developing markets seems set to continue as well. We expect demand from developing economies to continue to increase for a broad range of commodities — supporting prices, while developed economies increasingly recover from the demand destruction that took place during the financial crisis and global recession.

The exact implications of the Federal Reserve's efforts to stimulate the U.S. economy and the swollen debt loads and deficits around the developed world are still somewhat unclear. However, the odds of higher than expected inflation over time have increased. During periods of unexpected inflation, commodities have outperformed the traditional asset classes of stocks and bonds. We believe investors will continue to benefit from the diversification benefits provided by commodities, along with the potential protection commodities may provide from unexpected inflation.

The Credit Suisse Commodities Management Team

Nelson Louie
Christopher Burton

This Portfolio is non-diversified, which means it may invest a greater proportion of its assets in the securities of a smaller number of issuers than a diversified mutual fund and may therefore be subject to greater volatility. Exposure to commodity markets should only form a small part of a diversified portfolio. Investment in commodity markets may not be suitable for all investors. The Portfolio's investment in commodity-linked derivative instruments may subject the Portfolio to greater volatility than investment in traditional securities, particularly in investments involving leverage.

The use of derivatives such as commodity-linked structured notes, swaps and futures entails substantial risks, including risk of loss of a significant portion of their principal value, lack of a secondary market, increased volatility, correlation risk, liquidity risk, interest-rate risk, market risk, credit risk, valuation risk and tax risk. Gains and losses from speculative positions in derivatives may be much greater than the derivative's cost.

3

Credit Suisse Trust — Commodity Return Strategy Portfolio
Annual Investment Adviser's Report (continued)
December 31, 2010 (unaudited)

At any time, the risk of loss of any individual security held by the Portfolio could be significantly higher than 50% of the security's value. For a detailed discussion of these and other risks, please refer to the Portfolio's Prospectus, which should be read carefully before investing.

In addition to historical information, this report contains forward-looking statements, which may concern, among other things, domestic and foreign market, industry and economic trends and developments and government regulation and their potential impact on the Portfolio's investments. These statements are subject to risks and uncertainties and actual trends, developments and regulations in the future, and their impact on the Portfolio could be materially different from those projected, anticipated or implied. The Portfolio has no obligation to update or revise forward-looking statements.

4

Credit Suisse Trust — Commodity Return Strategy Portfolio
Annual Investment Adviser's Report (continued)
December 31, 2010 (unaudited)

Comparison of Change in Value of $10,000 Investment in the
Credit Suisse Trust — Commodity Return Strategy Portfolio1 and the
Dow Jones-UBS Commodity Index Total Return2, 4 from Inception (2/28/06).

Average Annual Returns as of December 31, 20101

1 Year	Since Inception
16.66%	2.98%

Returns represent past performance and include change in share price and reinvestment of dividends and capital gains. Past performance cannot guarantee future results. The current performance of the Portfolio may be lower or higher than the figures shown. Returns and share price will fluctuate, and redemption value may be more or less than original cost. The performance results do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Performance includes the effect of deducting expenses, but does not include charges and expenses attributable to any particular variable contract or plan. Accordingly, the Prospectus of the sponsoring Participating Insurance Company separate account or plan documents or other informational materials supplied by plan sponsors should be carefully reviewed for information on relevant charges and expenses. Excluding these charges and expenses from quotations of performance has the effect of increasing the performance quoted, and the effect of these charges should be considered when comparing performance to that of other mutual funds. Performance information current to the most recent month-end is available at www.credit-suisse.com/us.

The annualized gross expense ratio is 1.09%. The annualized net expense ratio after fee waivers and/or expense reimbursements is 0.95%.

1  Fee waivers and/or expense reimbursements may reduce expenses for the Portfolio, without which performance would be lower. Waivers and/or reimbursements may be discontinued at any time.

2  The Dow Jones-UBS Commodity Index Total Return is composed of futures contracts on 19 physical commodities. Investors cannot invest directly in an index.

3  The Standard & Poor's 500 Index is an unmanaged index (with no defined investment objective) of common stocks, includes reinvestment of dividends, and is a registered trademark of The McGraw-Hill Companies, Inc. Investors cannot invest directly in an index.

4  Performance for the benchmark is not available for the period beginning February 28, 2006. For that reason, performance for the benchmark is shown for the period beginning March 1, 2006.

5

Credit Suisse Trust — Commodity Return Strategy Portfolio
Annual Investment Adviser's Report (continued)
December 31, 2010 (unaudited)

Information About Your Portfolio's Expenses

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section and which would result in higher total expenses. The following table is intended to help you understand your ongoing expenses of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The table is based on an investment of $1,000 made at the beginning of the six month period ended December 31, 2010.

The table illustrates your Portfolio's expenses in two ways:

• Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs had been included, your costs would have been higher. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expenses of owning different funds.

6

Credit Suisse Trust — Commodity Return Strategy Portfolio
Annual Investment Adviser's Report (continued)
December 31, 2010 (unaudited)

Expenses and Value for a $1,000 Investment
for the six month period ended December 31, 2010

Actual Portfolio Return
Beginning Account Value 7/1/10	$1,000.00
Ending Account Value 12/31/10	$1,293.20
Expenses Paid per $1,000*	$5.49
Hypothetical 5% Portfolio Return
Beginning Account Value 7/1/10	$1,000.00
Ending Account Value 12/31/10	$1,020.42
Expenses Paid per $1,000*	$4.84
Annualized Expense Ratio*	0.95%

*  Expenses are equal to the Portfolio's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year period, then divided by 365.

  The "Expenses Paid per $1,000" and the "Annualized Expense Ratio" in the tables are based on actual expenses paid by the Portfolio during the period, net of fee waivers and/or expense reimbursements. If those fee waivers and/or expense reimbursements had not been in effect, the Portfolio's actual expenses would have been higher. Expenses do not reflect additional charges and expenses that are, or may be, imposed under the variable contracts or plans. Such charges and expenses are described in the prospectus of the insurance company separate account or in the plan documents or other informational materials supplied by plan sponsors. The Portfolio's expenses should be considered with these charges and expenses in evaluating the overall cost of investing in the separate account.

For more information, please refer to the Portfolio's prospectus.

7

Credit Suisse Trust — Commodity Return Strategy Portfolio
Annual Investment Adviser's Report (continued)
December 31, 2010 (unaudited)

Sector Breakdown*
United States Agency Obligations	57.4%
Wholly-Owned Subsidiary	19.2%
Commodity Indexed Structured Notes	16.8%
United States Treasury Obligations	5.2%
Short-Term Investment	1.4%
Total	100.0%

*  Expressed as a percentage of total investments (excluding securities lending collateral if applicable) and may vary over time.

8

Credit Suisse Trust — Commodity Return Strategy Portfolio
Schedule of Investments
December 31, 2010

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
COMMODITY INDEXED STRUCTURED NOTES (16.8%)
$4,400	BNP Paribas, Commodity Index Linked Senior Unsecured Notes#	(AA, Aa2)	02/27/12	0.234	$5,981,360
1,500	Deutsche Bank AG London, Commodity Index Linked Senior Unsecured Notes#	(A+, Aa3)	02/15/11	0.100	2,116,800
2,700	Deutsche Bank AG London, Commodity Index Linked Senior Unsecured Notes#	(A+, Aa3)	04/21/11	0.101	4,428,540
6,000	Svensk AB Exportkredit, Commodity Index Linked Senior Unsecured Notes#	(AA+, Aa1)	04/15/11	0.019	8,412,477
TOTAL COMMODITY INDEXED STRUCTURED NOTES (Cost $14,600,000)					20,939,177
UNITED STATES AGENCY OBLIGATIONS (57.6%)
2,500	Fannie Mae Discount Notes	(AAA, Aaa)	01/18/11	0.300	2,499,646
3,000	Fannie Mae Discount Notes	(AAA, Aaa)	05/02/11	0.233	2,998,809
2,500	Federal Farm Credit Bank#	(AAA, Aaa)	07/02/12	0.412	2,505,575
3,100	Federal Farm Credit Bank#	(AAA, Aaa)	08/27/12	0.451	3,109,319
3,000	Federal Farm Credit Bank#	(AAA, Aaa)	10/12/12	0.282	3,000,462
2,500	Federal Home Loan Bank Discount Notes	(AAA, Aaa)	04/20/11	0.200	2,499,258
2,500	Federal Home Loan Banks	(AAA, Aaa)	04/20/11	0.200	2,500,330
3,500	Federal Home Loan Banks	(AAA, Aaa)	05/03/11	0.340	3,502,138
2,500	Federal Home Loan Banks	(AAA, Aaa)	06/10/11	0.580	2,504,380
2,500	Federal Home Loan Banks§	(AAA, Aaa)	10/21/11	0.300	2,499,173
3,000	Federal Home Loan Banks	(AAA, Aaa)	11/18/11	0.400	2,999,109
2,500	Federal Home Loan Banks	(AAA, Aaa)	12/09/11	0.400	2,499,398
3,000	Federal Home Loan Banks	(AAA, Aaa)	12/07/12	0.700	2,988,336
2,500	Federal Home Loan Mortgage Corp.#	(AAA, Aaa)	02/02/12	0.181	2,498,735
2,500	Federal Home Loan Mortgage Corp.#	(AAA, Aaa)	02/16/12	0.221	2,499,692
2,500	Federal Home Loan Mortgage Corp.	(AAA, Aaa)	04/20/12	0.500	2,497,323
2,500	Federal National Mortgage Association#	(AAA, Aaa)	08/23/12	0.281	2,500,577
2,500	Federal National Mortgage Association#	(AAA, Aaa)	11/23/12	0.281	2,500,185
3,000	Federal National Mortgage Association#	(AAA, Aaa)	12/03/12	0.390	3,004,173
5,000	Freddie Mac Discount Notes	(AAA, Aaa)	01/05/11	0.210	4,999,883
2,500	Freddie Mac Discount Notes	(AAA, Aaa)	02/08/11	0.170	2,499,551
5,000	Freddie Mac Discount Notes	(AAA, Aaa)	02/24/11	0.155	4,998,837
2,500	Freddie Mac Discount Notes§	(AAA, Aaa)	04/05/11	0.230	2,499,360
2,000	Freddie Mac Discount Notes	(AAA, Aaa)	05/04/11	0.400	1,999,194
3,000	Freddie Mac Discount Notes	(AAA, Aaa)	05/17/11	0.250	2,998,659
TOTAL UNITED STATES AGENCY OBLIGATIONS (Cost $71,592,378)					71,602,102
UNITED STATES TREASURY OBLIGATIONS (5.2%)
3,500	United States Treasury Bills	(AAA, Aaa)	05/19/11	0.181	3,498,149
3,000	United States Treasury Notes§	(AAA, Aaa)	02/28/11	0.875	3,003,633
TOTAL UNITED STATES TREASURY OBLIGATIONS (Cost $6,500,294)					6,501,782
SHORT-TERM INVESTMENTS (6.7%)
1,688	State Street Bank and Trust Co. Euro Time Deposit		01/03/11	0.010	1,688,000

Number of Shares
6,645,000	State Street Navigator Prime Portfolio, 0.3426%§§	6,645,000
TOTAL SHORT-TERM INVESTMENTS (Cost $8,333,000)		8,333,000

See Accompanying Notes to Financial Statements.
9

Credit Suisse Trust — Commodity Return Strategy Portfolio
Schedule of Investments (continued)
December 31, 2010

Number of Shares		Value
WHOLLY-OWNED SUBSIDIARY (19.3%)
20,922,783	Credit Suisse Cayman Commodity Fund II, Ltd.^ (Cost $7,668,943)	$23,945,615
TOTAL INVESTMENTS AT VALUE (105.6%) (Cost $108,694,615)		131,321,676
LIABILITIES IN EXCESS OF OTHER ASSETS (-5.6%)		(6,996,434)
NET ASSETS (100.0%)		$124,325,242

†  Credit ratings given by the Standard & Poor's Division of The McGraw-Hill Companies, Inc. ("S&P") and Moody's Investors Service, Inc. ("Moody's") are unaudited.

#  Variable rate obligations — The interest rate is the rate as of December 31, 2010.

§  Security or portion thereof is out on loan.

§§  Represents security purchased with cash collateral received for securities on loan. The rate shown is the annualized seven-day yield at December 31, 2010.

^  Affiliated issuer. See Note 3.

See Accompanying Notes to Financial Statements.
10

Credit Suisse Trust — Commodity Return Strategy Portfolio
Statement of Assets and Liabilities
December 31, 2010

Assets
Investments at value, including collateral for securities on loan of $6,645,000 (Cost $101,025,672) (Note 2)	$107,376,061[1]
Investment in wholly-owned subsidiary at value (Cost $7,668,943) (Note 2)	23,945,615
Cash	728
Interest receivable	31,910
Prepaid expenses and other assets	5,320
Total Assets	131,359,634
Liabilities
Advisory fee payable (Note 3)	32,672
Administrative services fee payable (Note 3)	23,782
Shareholder servicing/Distribution fee payable (Note 3)	25,138
Payable upon return of securities loaned (Note 2)	6,645,000
Payable for portfolio shares redeemed	225,044
Trustees' fee payable	112
Other accrued expenses payable	82,644
Total Liabilities	7,034,392
Net Assets
Capital stock, $.001 par value (Note 6)	14,796
Paid-in capital (Note 6)	150,444,698
Accumulated net investment loss	(19,203,746)
Accumulated net realized loss on investments	(29,557,567)
Net unrealized appreciation from investments	22,627,061
Net Assets	$124,325,242
Shares outstanding	14,796,301
Net asset value, offering price and redemption price per share	$8.40

1  Including $6,511,649 of securities on loan.

See Accompanying Notes to Financial Statements.
11

Credit Suisse Trust — Commodity Return Strategy Portfolio
Statement of Operations
For the Year Ended December 31, 2010

Investment Income (Note 2)
Interest	$203,407
Securities lending	6,590
Total investment income	209,997
Expenses
Investment advisory fees (Note 3)	531,719
Administrative services fees (Note 3)	151,629
Shareholder servicing/Distribution fees (Note 3)	265,859
Printing fees (Note 3)	60,736
Legal fees	57,240
Trustees' fees	25,870
Transfer agent fees	22,669
Audit and tax fees	20,871
Insurance expense	8,585
Custodian fees	7,250
Commitment fees (Note 4)	1,049
Miscellaneous expense	7,496
Total expenses	1,160,973
Less: fees waived (Note 3)	(150,708)
Net expenses	1,010,265
Net investment loss	(800,268)
Net Realized and Unrealized Gain (Loss) from Investments
Net realized gain from investments	9,166,100
Net realized gain from investment in wholly-owned subsidiary	408,442
Net change in unrealized appreciation (depreciation) from investments	(1,905,277)
Net change in unrealized appreciation (depreciation) from investment in wholly-owned subsidiary[1]	10,559,145
Net realized and unrealized gain from investments	18,228,410
Net increase in net assets resulting from operations	$17,428,142

1  There was no income recognized from the investment in wholly-owned subsidiary.

See Accompanying Notes to Financial Statements.
12

Credit Suisse Trust — Commodity Return Strategy Portfolio
Statements of Changes in Net Assets

	For the Year Ended December 31,
	2010	2009
From Operations
Net investment loss	$(800,268)	$(439,869)
Net realized gain (loss) from investments	9,574,542	(28,640,354)
Net change in unrealized appreciation (depreciation) from investments	8,653,868	45,901,879
Net increase in net assets resulting from operations	17,428,142	16,821,656
From Dividends
Dividends from net investment income	(7,343,593)	(10,619,456)
From Capital Share Transactions (Note 6)
Proceeds from sale of shares	12,409,547	25,522,866
Reinvestment of dividends	7,341,817	10,619,456
Net asset value of shares redeemed	(13,721,276)	(4,053,406)
Net increase in net assets from capital share transactions	6,030,088	32,088,916
Net increase in net assets	16,114,637	38,291,116
Net Assets
Beginning of year	108,210,605	69,919,489
End of year	$124,325,242	$108,210,605
Accumulated net investment loss	$(19,203,746)	$(11,059,885)

See Accompanying Notes to Financial Statements.
13

Credit Suisse Trust — Commodity Return Strategy Portfolio
Financial Highlights
(For a Share of the Portfolio Outstanding Throughout Each Period)

	For the Year Ended December 31,				For the Period Ended
	2010	2009	2008	2007	December 31, 2006[1]
Per share data
Net asset value, beginning of period	$7.66	$7.11	$11.58	$10.37	$10.00
INVESTMENT OPERATIONS
Net investment income (loss)[2]	(0.06)	(0.04)	0.15	0.54	0.38
Net gain (loss) on investments, futures contracts and swap contracts (both realized and unrealized)	1.33	1.43	(3.80)	1.22	0.25
Total from investment operations	1.27	1.39	(3.65)	1.76	0.63
LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income	(0.53)	(0.84)	(0.15)	(0.55)	(0.26)
Distributions from net realized gains	—	—	(0.67)	—	—
Total dividends and distributions	(0.53)	(0.84)	(0.82)	(0.55)	(0.26)
Net asset value, end of period	$8.40	$7.66	$7.11	$11.58	$10.37
Total return[3]	16.66%	19.48%	(33.72)%	17.33%	6.36%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000s omitted)	$124,325	$108,211	$69,919	$56,624	$145,907
Ratio of expenses to average net assets	0.95%	0.95%	0.95%	0.95%	0.95%[4]
Ratio of net investment income (loss) to average net assets	(0.75)%	(0.52)%	1.35%	4.06%	4.28%[4]
Decrease reflected in above operating expense ratios due to waivers/reimbursements	0.14%	0.25%	0.11%	0.08%	0.31%[4]
Portfolio turnover rate	118%	53%	140%	93%	27%

1  For the period February 28, 2006 (commencement of operations) through December 31, 2006.

2  Per share information is calculated using the average shares outstanding method.

3  Total returns are historical and assume changes in share price and reinvestment of all dividends and distributions. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns do not reflect charges and expenses attributable to any particular variable contract or plan. Total returns for periods less than one year are not annualized.

4  Annualized.

See Accompanying Notes to Financial Statements.
14

Credit Suisse Trust — Commodity Return Strategy Portfolio
Notes to Financial Statements
December 31, 2010

Note 1. Organization

Credit Suisse Trust (the "Trust") is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and currently offers three managed investment portfolios of which one, the Commodity Return Strategy Portfolio (the "Portfolio"), is included in this report. The Portfolio is a non-diversified open-end management investment company that seeks total return. Shares of the Portfolio are not available directly to individual investors but may be offered only through (a) variable annuity contracts and variable life insurance contracts offered by separate accounts of certain insurance companies and (b) tax-qualified pension and retirement plans. The Portfolio may not be available in connection with a particular contract or plan. The Trust was organized under the laws of the Commonwealth of Massachusetts as a business trust on March 15, 1995.

Note 2. Significant Accounting Policies

A) SECURITY VALUATION — The net asset value of the Portfolio is determined daily as of the close of regular trading on the New York Stock Exchange, Inc. (the "Exchange") on each day the Exchange is open for business. Debt securities with a remaining maturity greater than 60 days are valued in accordance with the price supplied by a pricing service, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless it is determined that using this method would not represent fair value. Debt securities are generally categorized as Level 2. Equity investments are valued at market value, which is generally determined using the closing price on the exchange or market on which the security is primarily traded at the time of valuation (the "Valuation Time"). If no sales are reported, equity investments are generally valued at the most recent bid quotation as of the Valuation Time or at the lowest asked quotation in the case of a short sale of securities. Equity investments are generally categorized as Level 1. Investments in open-end investment companies are valued at their net asset value each business day and are generally categorized as Level 1. Structured note agreements are valued in accordance with a dealer-supplied valuation based on changes in the value of the underlying index and are generally categorized as Level 2. The Portfolio's investment in the Credit Suisse Cayman Commodity Fund II, Ltd., a wholly-owned and controlled Cayman Islands subsidiary, (the "Subsidiary"), is valued at the Subsidiary's net asset value each business day and is generally categorized as

15

Credit Suisse Trust — Commodity Return Strategy Portfolio
Notes to Financial Statements (continued)
December 31, 2010

Note 2. Significant Accounting Policies

Level 2. Securities, structured note agreements and other assets for which market quotations are not readily available, or whose values have been materially affected by events occurring before the Portfolio's Valuation Time but after the close of the securities' primary markets, are valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees under procedures established by the Board of Trustees and are generally categorized as Level 3. The Portfolio may utilize a service provided by an independent third party which has been approved by the Board of Trustees to fair value certain securities. When fair value pricing is employed, the prices of securities used by a portfolio to calculate its net asset value may differ from quoted or published prices for the same securities.

In accordance with the authoritative guidance on fair value measurements and disclosures under accounting principles generally accepted in the United States of America ("GAAP"), the Portfolio discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. In accordance with GAAP, fair value is defined as the price that the Portfolio would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. In accordance with the Portfolio's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security, the size of the holding, the initial cost of the security, the existence of any contractual restrictions on the security's disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or evaluated prices from broker-dealers and/or pricing services, information obtained from the issuer, analysts, and/or

16

Credit Suisse Trust — Commodity Return Strategy Portfolio
Notes to Financial Statements (continued)
December 31, 2010

Note 2. Significant Accounting Policies

the appropriate stock exchange (for exchange-traded securities), an analysis of the company's or issuer's financial statements, an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1 – quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2010 in valuing the Portfolio's investments carried at value:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Commodity Indexed Structured Notes	$—	$20,939,177	$—	$20,939,177
United States Agency Obligations	—	71,602,102	—	71,602,102
United States Treasury Obligations	—	6,501,782	—	6,501,782
Short-Term Investments	6,645,000	1,688,000	—	8,333,000
Wholly-Owned Subsidiary	—	23,945,615	—	23,945,615
Other Financial Instruments*	—	—	—	—
	$6,645,000	$124,676,676	$—	$131,321,676

*Other financial instruments include futures, forwards and swap contracts.

Effective January 1, 2010, the Portfolio adopted FASB amendments to authoritative guidance which requires the Portfolio to disclose details of significant transfers in and out of Level 1 and Level 2 measurements and the reasons for the transfers. For the year ended December 31, 2010, there were no significant transfers in and out of Level 1 and Level 2.

B) DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES — Effective January 1, 2009, the Portfolio adopted amendments to authoritative guidance on disclosures about derivative instruments and hedging activities which require that the Portfolio disclose (a) how and why an entity uses derivative instruments, (b) how derivative instruments and hedging activities are

17

Credit Suisse Trust — Commodity Return Strategy Portfolio
Notes to Financial Statements (continued)
December 31, 2010

Note 2. Significant Accounting Policies

accounted for, and (c) how derivative instruments and related hedging activities affect a portfolio's financial position, financial performance, and cash flows. The Portfolio has not entered into any derivative or hedging activities during the period covered by this report. However, the Portfolio does invest in derivative instruments in the Subsidiary.

C) SECURITY TRANSACTIONS AND INVESTMENT INCOME — Security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis. The Portfolio amortizes premiums and accretes discounts using the effective interest method. Dividends are recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

D) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — Dividends from net investment income are declared and paid quarterly. Distributions of net realized capital gains, if any, are declared and paid at least annually. However, to the extent that a net realized capital gain can be reduced by a capital loss carryforward, such gain will not be distributed. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

E) FEDERAL INCOME TAXES — No provision is made for federal taxes as it is the Portfolio's intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"), and to make the requisite distributions to its shareholders, which will be sufficient to relieve it from federal income and excise taxes.

In order to qualify as a RIC under the Code, the Portfolio must meet certain requirements regarding the source of its income, the diversification of its assets and the distribution of its income. One of these requirements is that the Portfolio derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income derived with respect to its business of investing in such stock, securities or currencies or net income derived from interests in certain publicly traded partnerships ("Qualifying Income"). The Portfolio may seek to track the performance of the Dow Jones-UBS Commodity Index Total Return ("DJ-UBS Index") through investing in structured notes designed to track the performance of the DJ-UBS Index. The Portfolio has received a private letter ruling from the IRS which confirms that the Portfolio's use of certain types of structured notes designed to

18

Credit Suisse Trust — Commodity Return Strategy Portfolio
Notes to Financial Statements (continued)
December 31, 2010

Note 2. Significant Accounting Policies

track the performance of the DJ-UBS Index produce Qualifying Income. In addition, the Portfolio may, through its investment in the Subsidiary, seek to track the performance of the DJ-UBS Index by the Subsidiary's investments in commodity-linked swaps and/or futures contracts. The Portfolio has obtained a private letter ruling from the IRS that its investment in the Subsidiary will produce Qualifying Income. If the Portfolio is unable to ensure continued qualification as a RIC, the Portfolio may be required to change its investment objective, policies or techniques, or may be liquidated. If the Portfolio fails to qualify as a RIC, the Portfolio will be subject to federal income tax on its net income and capital gains at regular corporate rates (without reduction for distributions to shareholders). If the Portfolio were to fail to qualify as a RIC and become subject to federal income tax, shareholders of the Portfolio would be subject to the risk of diminished returns. If the Portfolio should fail to qualify as a RIC, it would be considered as a single investment, which may result in variable contracts invested in the Portfolio not being treated as annuity, endowment or life insurance contracts under the Code. All income and gain inside the variable contracts would be taxed currently to the holders, and the contracts would remain subject to taxation as ordinary income thereafter, even if they become adequately diversified.

The Portfolio adopted the authoritative guidance for uncertainty in income taxes and recognizes a tax benefit or liability from an uncertain position only if it is more likely than not that the position is sustainable based solely on its technical merits and consideration of the relevant taxing authority's widely understood administrative practices and procedures. The Portfolio has reviewed its current tax positions and has determined that no provision for income tax is required in the Portfolio's financial statements. The Portfolio's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

F) USE OF ESTIMATES — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

G) SHORT-TERM INVESTMENTS — The Portfolio, together with other funds/portfolios advised by Credit Suisse Asset Management, LLC ("Credit Suisse"), an indirect, wholly-owned subsidiary of Credit Suisse Group AG, pools available cash into a short-term variable rate time deposit issued by State

19

Credit Suisse Trust — Commodity Return Strategy Portfolio
Notes to Financial Statements (continued)
December 31, 2010

Note 2. Significant Accounting Policies

Street Bank and Trust Company ("SSB"), the Portfolio's custodian. The short-term time deposit issued by SSB is a variable rate account classified as a short-term investment.

H) COMMODITY INDEX-LINKED STRUCTURED NOTES — The Portfolio may invest in structured notes whose value is based on the price movements of a commodity index. The structured notes are often leveraged, increasing the volatility of each note's value relative to the change in the underlying linked financial element. The value of these notes will rise and fall in response to changes in the underlying commodity index. Structured notes may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the underlying commodity index. Structured notes may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities. Fluctuations in the value of the structured notes are recorded as unrealized gains and losses in the accompanying financial statements. Net payments are recorded as interest income. These notes are subject to prepayment, credit and interest risks. The Portfolio has the option to request prepayment from the issuer. At maturity, or when a note is sold, the Portfolio records a realized gain or loss. At December 31, 2010, the value of these securities comprised 16.8% of the Portfolio's net assets and resulted in unrealized appreciation of $6,339,177.

I) INVESTMENT IN CAYMAN COMMODITY FUND II, LTD. — The Portfolio may invest up to 25% of its total assets in the Subsidiary, which invests primarily in commodity and financial futures, and swap contracts, as well as fixed income securities and other investments intended to serve as margin or collateral for the Subsidiary's derivatives positions. The Portfolio wholly owns and controls the Subsidiary, and the Portfolio and Subsidiary are both managed by Credit Suisse.

The Portfolio does not consolidate the assets, liabilities, capital or operations of the Subsidiary into its financial statements. Rather, the Subsidiary is separately presented as an investment in the Portfolio's Schedule of Investments. Unrealized appreciation or depreciation on the Portfolio's investment in the Subsidiary is recorded in the Portfolio's Statement of Assets and Liabilities and Portfolio's Statement of Operations.

For tax purposes, the Subsidiary is an exempted Cayman investment company. The Subsidiary has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes through June of 2027. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, the Subsidiary is a

20

Credit Suisse Trust — Commodity Return Strategy Portfolio
Notes to Financial Statements (continued)
December 31, 2010

Note 2. Significant Accounting Policies

Controlled Foreign Corporation and as such is not subject to U.S. income tax. However, as a wholly-owned Controlled Foreign Corporation, the Subsidiary's net income and capital gain, to the extent of its earnings and profits, will be included each year in the Portfolio's investment company taxable income.

	Beginning Shares	Subscriptions	Redemptions	Ending Shares	Dividend Income	Value of affiliates at 12/31/10
Credit Suisse Cayman Commodity Fund II, Ltd.	34,673,968	7,866,274	(21,617,459)	20,922,783	$—	$23,945,615

J) SECURITIES LENDING — Loans of securities are required at all times to be secured by collateral at least equal to 102% of the market value of domestic securities on loan (including any accrued interest thereon) and 105% of the market value of foreign securities on loan (including any accrued interest thereon). Cash collateral received by the Portfolio in connection with securities lending activity may be pooled together with cash collateral for other funds/portfolios advised by Credit Suisse and may be invested in a variety of investments, including funds advised by SSB, the Portfolio's securities lending agent, or money market instruments. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

SSB has been engaged by the Portfolio to act as the Portfolio's securities lending agent. The Portfolio's securities lending arrangement provides that the Portfolio and SSB will share the net income earned from securities lending activities. During the year ended December 31, 2010, total earnings from the Portfolio's investment in cash collateral received in connection with securities lending arrangements was $22,261, of which $14,032 was rebated to borrowers (brokers). The Portfolio retained $6,590 in income from the cash collateral investment, and SSB, as lending agent, was paid $1,639. Securities lending income is accrued as earned.

K) OTHER — In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to a transaction to perform (credit risk). Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Portfolio to credit risk, consist principally of cash due from counterparties and investments. The extent of the Portfolio's exposure to credit and counterparty risks in respect

21

Credit Suisse Trust — Commodity Return Strategy Portfolio
Notes to Financial Statements (continued)
December 31, 2010

Note 2. Significant Accounting Policies

to these financial assets approximates their carrying value as recorded in the Portfolio's Statement of Assets and Liabilities.

L) SUBSEQUENT EVENTS — In preparing the financial statements as of December 31, 2010, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Note 3. Transactions with Affiliates and Related Parties

Credit Suisse serves as investment adviser for the Portfolio. For its investment advisory services, Credit Suisse is entitled to receive a fee from the Portfolio at an annual rate of 0.50% of the Portfolio's average daily net assets. For the year ended December 31, 2010, investment advisory fees earned and voluntarily waived were $531,719 and $150,708, respectively. Credit Suisse will not recapture from the Portfolio any fees it waived during the year ended December 31, 2010. Effective January 1, 2011, Credit Suisse will waive fees and reimburse expenses so that the Portfolio's annual operating expenses will not exceed 1.05% of the Portfolio's average daily net assts. Fee waivers and expense reimbursements are voluntary and may be discontinued by Credit Suisse at any time.

Credit Suisse Asset Management Securities, Inc. ("CSAMSI"), an affiliate of Credit Suisse, and SSB serve as co-administrators to the Portfolio. For its co-administrative services, CSAMSI currently receives a fee calculated at an annual rate of 0.09% of the Portfolio's average daily net assets. For the year ended December 31, 2010, co-administrative services fees earned by CSAMSI were $95,710.

For its co-administrative services, SSB receives a fee, exclusive of out-of-pocket expenses, calculated in total for all the Credit Suisse funds/portfolios co-administered by SSB and allocated based upon the relative average net assets of each fund/portfolio, subject to an annual minimum fee. For the year ended December 31, 2010, co-administrative services fees earned by SSB (including out-of-pocket expenses) were $55,919.

In addition to serving as the Portfolio's co-administrator, CSAMSI currently serves as distributor of the Portfolio's shares. Pursuant to distribution plans adopted by the Portfolio pursuant to Rule 12b-1 under the 1940 Act, CSAMSI receives fees for its distribution services. These fees are calculated at an annual rate of 0.25% of the average daily net assets.

Merrill Corporation ("Merrill"), an affiliate of Credit Suisse, has been engaged by the Portfolio to provide certain financial printing services. For the year ended December 31, 2010, Merrill was paid $26,062 for its services by the Portfolio.

22

Credit Suisse Trust — Commodity Return Strategy Portfolio
Notes to Financial Statements (continued)
December 31, 2010

Note 4. Line of Credit

The Portfolio, together with other funds/portfolios advised by Credit Suisse (collectively, the "Participating Funds"), participates in a committed, unsecured line of credit facility ("Credit Facility") for temporary or emergency purposes with SSB. Under the terms of the Credit Facility, the Participating Funds pay an aggregate commitment fee on the average unused amount of the Credit Facility, which is allocated among the Participating Funds in such manner as is determined by the governing Boards of the Participating Funds. In addition, the Participating Funds pay interest on borrowings at either the Overnight Federal Funds rate or the Overnight LIBOR rate plus a spread. At December 31, 2010, and during the year ended December 31, 2010, the Portfolio had no borrowings under the Credit Facility.

Note 5. Purchases and Sales of Securities

For the year ended December 31, 2010, purchases and sales of investment securities (excluding short-term investments) and U.S. Government and Agency Obligations were as follows:

Investment Securities		U.S. Government/ Agency Obligations
Purchases	Sales	Purchases	Sales
$18,600,000	$37,553,741	$66,122,801	$48,328,635

Note 6. Capital Share Transactions

The Trust is authorized to issue an unlimited number of full and fractional shares of beneficial interest, $.001 par value per share. Transactions in capital shares of the Portfolio were as follows:

	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009
Shares sold	1,639,663	3,454,889
Shares issued in reinvestment of dividends	888,325	1,387,148
Shares redeemed	(1,853,391)	(558,672)
Net increase	674,597	4,283,365

On December 31, 2010, the number of shareholders that held 5% or more of the outstanding shares of the Portfolio was as follows:

Number of Shareholders	Approximate Percentage of Outstanding Shares
1	93%

23

Credit Suisse Trust — Commodity Return Strategy Portfolio
Notes to Financial Statements (continued)
December 31, 2010

Note 6. Capital Share Transactions

Some of the shareholders are omnibus accounts, which hold shares on behalf of individual shareholders.

Note 7. Federal Income Taxes

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The tax characteristics of dividends and distributions paid during the years ended December 31, 2010 and 2009, respectively, by the Portfolio were as follows:

Ordinary Income
2010	2009
$7,343,593	$10,619,456

The tax basis components of distributable earnings differ from the amounts reflected in the Statement of Assets and Liabilities by temporary book/tax differences. These differences are primarily due to differing treatments of earnings and redemptions from the investments in the wholly-owned, affiliated subsidiary. At December 31, 2010, the components of distributable earnings on a tax basis were as follows:

Undistributed net investment income	$3,160,584
Accumulated realized loss	(2,826,510)
Unrealized depreciation	(26,468,326)
$(26,134,252)

At December 31, 2010, the Portfolio had capital loss carryforwards available to offset possible future capital gains as follows:

Expires December 31, 2017
$2,826,510

During the tax year ended December 31, 2010, the Portfolio utilized $9,166,100 of the capital loss carryforwards.

It is uncertain whether the Portfolio will be able to realize the benefits of the capital loss carryforward before it expires.

24

Credit Suisse Trust — Commodity Return Strategy Portfolio
Notes to Financial Statements (continued)
December 31, 2010

Note 7. Federal Income Taxes

At December 31, 2010, the identified cost for federal income tax purposes, as well as the gross unrealized appreciation from investments for those securities having an excess of value over cost, gross unrealized depreciation from investments for those securities having an excess of cost over value and the net unrealized depreciation from investments were $157,790,002, $22,644,174, $(49,112,500) and $(26,468,326), respectively.

Note 8. Contingencies

In the normal course of business, the Portfolio may provide general indemnifications pursuant to certain contracts and organizational documents. The Portfolio's maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

25

Credit Suisse Trust — Commodity Return Strategy Portfolio
Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Credit Suisse Trust — Commodity Return Strategy Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Credit Suisse Trust — Commodity Return Strategy Portfolio (the "Portfolio") at December 31, 2010, the results of its operations for the year then ended and the changes in its net assets and financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLC

Boston, Massachusetts
February 22, 2011

26

Credit Suisse Trust — Commodity Return Strategy Portfolio
Board Approval of Advisory Agreement (unaudited)

In approving the renewal of the current Advisory Agreement, the Board of Trustees (the "Board") of the Credit Suisse Trust — Commodity Return Strategy Portfolio (the "Portfolio"), including a majority of the Trustees who are not "interested persons" of the Portfolio as defined in the Investment Company Act of 1940 (the "Independent Trustees"), at a meeting held on November 15 and 16, 2010, considered the following factors:

Investment Advisory Fee Rates and Expenses

The Board reviewed and considered the contractual advisory fee rate of 0.50% for the Portfolio ("Contractual Advisory Fee") in light of the extent and quality of the advisory services provided by Credit Suisse Asset Management, LLC ("Credit Suisse"). The Board also reviewed and considered the voluntary fee waivers currently in place for the Portfolio and considered the actual fee rate of 0.25% paid by the Portfolio after taking waivers into account ("Net Advisory Fee") as of September 30, 2010. The Board acknowledged that voluntary fee waivers could be discontinued at any time.

Additionally, the Board received and considered information comparing the Portfolio's Contractual Advisory Fee, Net Advisory Fee and the Portfolio's overall expenses with those of funds in both the relevant expense group ("Expense Group") and universe of funds ("Expense Universe") provided by Lipper Inc., an independent provider of investment company data.

The Board noted that Credit Suisse proposed to reduce the voluntary fee waiver so that the Portfolio's total expense ratio would be in line with the Lipper median.

Nature, Extent and Quality of the Services under the Advisory Agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Portfolio by Credit Suisse under the Advisory Agreement. The Board also noted information received at regular meetings throughout the year related to the services rendered by Credit Suisse. The Board reviewed background information about Credit Suisse, including its Form ADV. The Board considered the background and experience of Credit Suisse's senior management and the expertise of, and the amount of attention given to the Portfolio by, senior personnel of Credit Suisse. In addition, the Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day portfolio management of the Portfolio and the extent of the resources devoted to research and analysis of actual and potential investments. The Board evaluated the

27

Credit Suisse Trust — Commodity Return Strategy Portfolio
Board Approval of Advisory Agreement (unaudited) (continued)

ability of Credit Suisse, based on its resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel. The Board also received and considered information about the nature, extent and quality of services and fee rates offered to other Credit Suisse clients for comparable services.

Portfolio Performance

The Board received and considered performance results of the Portfolio over time, along with comparisons both to the relevant performance group ("Performance Group") and universe of funds ("Performance Universe") for the Portfolio. The Board was provided with a description of the methodology used to arrive at the funds included in the Performance Group and the Performance Universe.

Credit Suisse Profitability

The Board received and considered a profitability analysis of Credit Suisse based on the fees payable under the Advisory Agreement for the Portfolio, including any fee waivers, as well as other relationships between the Portfolio on the one hand and Credit Suisse affiliates on the other. The Board also considered Credit Suisse's methodology for allocating costs to the Portfolio, recognizing that cost allocation methodologies are inherently subjective. The Board received profitability information for the other funds in the Credit Suisse family of funds.

Economies of Scale

The Board considered information regarding whether there have been economies of scale with respect to the management of the Portfolio, whether the Portfolio has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. Accordingly, the Board considered whether breakpoints in the Portfolio's advisory fee structure would be appropriate or reasonable taking into consideration economies of scale or other efficiencies that might accrue from increases in the Portfolio's asset levels.

Other Benefits to Credit Suisse

The Board considered other benefits received by Credit Suisse and its affiliates as a result of their relationship with the Portfolio. Such benefits

28

Credit Suisse Trust — Commodity Return Strategy Portfolio
Board Approval of Advisory Agreement (unaudited) (continued)

include, among others, benefits potentially derived from an increase in Credit Suisse's businesses as a result of its relationship with the Portfolio (such as the ability to market to shareholders other financial products offered by Credit Suisse and its affiliates) and the fees paid to affiliates of Credit Suisse for co-administration and distribution services.

The Board considered the standards applied in seeking best execution and reviewed Credit Suisse's method for allocating portfolio investment opportunities among its advisory clients.

Other Factors and Broader Review

As discussed above, the Board reviews detailed materials received from Credit Suisse as part of the annual re-approval process. The Board also reviews and assesses the quality of the services that the Portfolio receives throughout the year. In this regard, the Board reviews reports of Credit Suisse at least quarterly, which include, among other things, detailed portfolio and market reviews, detailed fund performance reports and Credit Suisse's compliance procedures.

Conclusions

In selecting Credit Suisse, and approving the Advisory Agreement and the investment advisory fee under such agreement, the Board concluded that:

•  The combined Contractual Advisory Fee and co-administration fee, as well as the Net Advisory Fee, were among the lowest in the Expense Group, and the Board considered the fee to be reasonable.

•  The Portfolio commenced operations on February 28, 2006 and therefore performance information was shown only for the one, two, three and four year periods. The Portfolio's performance was above the median of its Performance Group for the two and three year periods and above the median of its Performance Universe for the one, two, three and four year periods.

•  The Board was satisfied with the nature, extent and quality of the investment advisory services provided to the Portfolio by Credit Suisse and that, based on dialogue with management and counsel, the services provided by Credit Suisse under the Advisory Agreement are typical of, and consistent with, those provided to similar mutual funds by other investment advisers.

29

Credit Suisse Trust — Commodity Return Strategy Portfolio
Board Approval of Advisory Agreement (unaudited) (continued)

•  In light of the costs of providing investment management and other services to the Portfolio and Credit Suisse's ongoing commitment to the Portfolio and willingness to waive fees, Credit Suisse's profitability based on fees payable under the Advisory Agreement, as well as other ancillary benefits that Credit Suisse and its affiliates received, were considered reasonable.

•  In light of the combined Contractual Advisory Fee and co-administration fee, as well as the fee waivers and the Net Advisory Fee, the Portfolio's current fee structure (without breakpoints) was considered reasonable.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Advisory Agreement. The Independent Trustees were advised by separate independent legal counsel throughout the process.

30

Credit Suisse Trust — Commodity Return Strategy Portfolio
Information Concerning Trustees and Officers (unaudited)

Name, Address (Year of Birth)	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees

Enrique Arzac c/o Credit Suisse Asset Management, LLC Attn: General Counsel Eleven Madison Avenue New York, New York 10010 (1941)	Trustee, Audit Committee Chairman and Nominating Committee Member	Since Portfolio Inception	Professor of Finance and Economics, Graduate School of Business, Columbia University since 1971.	9	Director of Epoch Holding Corporation (an investment management and investment advisory services company); Director of Starcomms PLC., (telecommunications company); Director of Mirae Asset Discovery Funds (6 open-end portfolios); Director of Aberdeen Asia-Pacific Income Investment Company Limited (a Canadian closed-end fund); Director of The Adams Express Company, Petroleum and Resources Corporation, Aberdeen Chile Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Latin America Equity Fund, Inc. and Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc. (each a closed-end investment company).

1  Each Trustee and Officer serves until his or her respective successor has been duly elected and qualified.

31

Credit Suisse Trust — Commodity Return Strategy Portfolio
Information Concerning Trustees and Officers (unaudited) (continued)

Name, Address (Year of Birth)	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees

Jeffrey E. Garten Box 208200 New Haven, Connecticut 06520-8200 (1946)	Trustee, Audit and Nominating Committee Member	Since Portfolio Inception	The Juan Trippe Professor in the Practice of International Trade, Finance and Business from July 2005 to present; Partner and Chairman of Garten Rothkopf (consulting firm) from October 2005 to present; Dean of Yale School of Management from November 1995 to June 2005.	7	Director of Aetna, Inc. (insurance company); Director of CarMax Group (used car dealers); Member of Standard & Poor's Board of Managers.

Peter F. Krogh c/o Credit Suisse Asset Management, LLC Attn: General Counsel Eleven Madison Avenue New York, New York 10010 (1937)	Trustee, Audit and Nominating Committee Member	Since Portfolio Inception	Dean Emeritus and Distinguished Professor of International Affairs at the Edmund A. Walsh School of Foreign Service, Georgetown University from June 1995 to June 2009.	7	None

32

Credit Suisse Trust — Commodity Return Strategy Portfolio
Information Concerning Trustees and Officers (unaudited) (continued)

Name, Address (Year of Birth)	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees

Steven N. Rappaport Lehigh Court, LLC 555 Madison Avenue 29th Floor New York, New York 10022 (1948)	Chairman of the Board of Trustees, Audit Committee Member and Nominating Committee Chairman	Since Portfolio Inception	Partner of Lehigh Court, LLC and RZ Capital (private investment firms) from July 2002 to present.	9	Director of iCAD, Inc. (a surgical and medical instruments and apparatus company); Director of Presstek, Inc. (digital imaging technologies company); Director of Wood Resources, LLC. (plywood manufacturing company); Director of Aberdeen Chile Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Latin America Equity Fund, Inc. and Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc. (each a closed-end investment company).

33

Credit Suisse Trust — Commodity Return Strategy Portfolio
Information Concerning Trustees and Officers (unaudited) (continued)

Name, Address (Year of Birth)	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years
Officers**

John G. Popp Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1956)	Chief Executive Officer and President	Since 2010	Managing Director of Credit Suisse; Group Manager and Senior Portfolio Manager for Performing Credit Strategies; Associated with Credit Suisse or its predecessor since 1997; Officer of other Credit Suisse Funds.

Michael A. Pignataro Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1959)	Chief Financial Officer	Since Portfolio Inception	Director and Director of Fund Administration of Credit Suisse; Associated with Credit Suisse or its predecessor since 1984; Officer of other Credit Suisse Funds.

Emidio Morizio Credit Suisse Asset Management, LLC One Madison Avenue New York, New York 10010 (1966)	Chief Compliance Officer	Since Portfolio Inception	Managing Director and Global Head of Compliance of Credit Suisse; Associated with Credit Suisse since July 2000; Officer of other Credit Suisse Funds.

Roger Machlis Credit Suisse Asset Management, LLC One Madison Avenue New York, New York 10010 (1961)	Chief Legal Officer	Since 2010	Managing Director and General Counsel for Credit Suisse; Associated with Credit Suisse Group AG since 1997; Officer of other Credit Suisse Funds.

Cecilia Chau Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1973)	Treasurer	Since 2008	Vice President of Credit Suisse since 2009; Assistant Vice President of Credit Suisse from June 2007 to December 2008; Associated with Alliance Bernstein L.P. from January 2007 to May 2007; Associated with Credit Suisse from August 2000 to December 2006; Officer of other Credit Suisse Funds.

Karen Regan Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1963)	Vice President and Secretary	Since 2010	Vice President of Credit Suisse; Associated with Credit Suisse since December 2004; Officer of other Credit Suisse Funds

** The officers of the Portfolio shown are officers that make policy decisions.

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 800-222-8977.

34

Credit Suisse Trust — Commodity Return Strategy Portfolio
Proxy Voting and Portfolio Holdings Information (unaudited)

Information regarding how the Portfolio voted proxies related to its portfolio securities during the 12 month period ended June 30 of each year, as well as the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities are available:

•  By calling 1-800-222-8977

•  On the Portfolio's website, www.credit-suisse.com/us

•  On the website of the Securities and Exchange Commission, www.sec.gov.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio's Forms N-Q are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-202-551-8090.

35

This page intentionally left blank

36

■  CREDIT SUISSE
CAYMAN COMMODITY FUND II, LTD.

for the Year Ended December 31, 2010

37

Credit Suisse Cayman Commodity Fund II, Ltd.
Schedule of Investments
December 31, 2010

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
UNITED STATES AGENCY OBLIGATIONS (61.5%)
$1,220	Fannie Mae Discount Notes‡‡	(AAA, Aaa)	01/18/11	0.300	$1,219,827
1,000	Fannie Mae Discount Notes	(AAA, Aaa)	02/15/11	0.150	999,812
1,000	Fannie Mae Discount Notes	(AAA, Aaa)	05/02/11	0.240	999,603
2,000	Fannie Mae Discount Notes	(AAA, Aaa)	05/16/11	0.210	1,999,114
1,000	Federal Farm Credit Bank#	(AAA, Aaa)	12/07/11	0.230	999,460
1,500	Federal Home Loan Bank Discount Notes	(AAA, Aaa)	03/23/11	0.170	1,499,703
1,000	Federal Home Loan Bank Discount Notes	(AAA, Aaa)	04/11/11	0.170	999,728
1,000	Federal Home Loan Banks	(AAA, Aaa)	04/01/11	0.350	1,000,471
1,000	Federal National Mortgage Association#	(AAA, Aaa)	08/23/12	0.281	1,000,231
1,000	Freddie Mac Discount Notes	(AAA, Aaa)	02/24/11	0.155	999,768
1,000	Freddie Mac Discount Notes	(AAA, Aaa)	04/26/11	0.240	999,686
1,000	Freddie Mac Discount Notes	(AAA, Aaa)	05/04/11	0.400	999,597
1,000	Freddie Mac Discount Notes^^	(AAA, Aaa)	06/01/11	0.250	999,379
TOTAL UNITED STATES AGENCY OBLIGATIONS (Cost $14,711,067)					14,716,379
SHORT-TERM INVESTMENT (15.5%)
3,715	State Street Bank and Trust Co. Euro Time Deposit (Cost $3,715,000)		01/03/11	0.010	3,715,000
TOTAL INVESTMENTS AT VALUE (77.0%) (Cost $18,426,067)					18,431,379
OTHER ASSETS IN EXCESS OF LIABILITIES (23.0%)					5,514,236
NET ASSETS (100.0%)					$23,945,615

†  Credit ratings given by the Standard & Poor's Division of the McGraw-Hill Companies, Inc. ("S&P") and Moody's Investors Service, Inc. ("Moody's") are unaudited.

‡‡  Collateral segregated for futures contracts.

^^  Collateral segregated for swap contracts.

#  Variable rate obligations — The interest rate is the rate as of December 31, 2010.

See Accompanying Notes to Financial Statements.
38

Credit Suisse Cayman Commodity Fund II, Ltd.
Statement of Assets and Liabilities
December 31, 2010

Assets
Investments at value (Cost $18,426,067) (Note 2)	$18,431,379
Cash	266
Unrealized appreciation on swaps	4,959,353
Cash segregated at brokers for futures contracts and swap contracts	2,077,455
Receivable from investment adviser (Note 3)	7,378
Interest receivable	1,977
Total Assets	25,477,808
Liabilities
Administrative services fee payable (Note 3)	2,995
Payable for investments purchased	1,499,440
Variation margin payable (Note 2)	4,570
Other accrued expenses payable	25,188
Total Liabilities	1,532,193
Net Assets
Par value of participating shares (Note 4)	20,923
Paid-in capital (Note 4)	34,379,077
Undistributed net investment income	347,392
Accumulated net realized loss on investments, futures contracts and swap contracts	(16,107,655)
Net unrealized appreciation from investments, futures contracts and swap contracts	5,305,878
Net Assets	$23,945,615
Shares outstanding	20,922,783
Net asset value, offering price and redemption price per share	$1.14

See Accompanying Notes to Financial Statements.
39

Credit Suisse Cayman Commodity Fund II, Ltd.
Statement of Operations
For the Year Ended December 31, 2010

Investment Income (Note 2)
Interest	$49,189
Expenses
Administrative services fees (Note 3)	15,267
Audit fees	24,000
Custodian fees	13,811
Legal fees	9,113
Miscellaneous expense	250
Total expenses	62,441
Less: fees reimbursed (Note 3)	(62,441)
Net expenses	—
Net investment income	49,189
Net Realized and Unrealized Gain (Loss) from Investments, Futures Contracts and Swap Contracts
Net realized gain from investments	4,512
Net realized loss from futures contracts	(510,897)
Net realized gain from swap contracts	5,854,011
Net change in unrealized appreciation (depreciation) from investments, futures contracts and swap contracts	5,570,772
Net realized and unrealized gain from investments, futures contracts and swap contracts	10,918,398
Net increase in net assets resulting from operations	$10,967,587

See Accompanying Notes to Financial Statements.
40

Credit Suisse Cayman Commodity Fund II, Ltd.
Statements of Changes in Net Assets

	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009
From Operations
Net investment income	$49,189	$57,407
Net realized gain from investments, futures contracts and swap contracts	5,347,626	13,446,712
Net change in unrealized appreciation (depreciation) from investments, futures contracts and swap contracts	5,570,772	(2,206,126)
Net increase in net assets resulting from operations	10,967,587	11,297,993
From Capital Share Transactions (Note 4)
Proceeds from sale of shares	4,000,000	4,000,000
Net asset value of shares redeemed	(16,000,000)	(7,000,000)
Net decrease in net assets from capital share transactions	(12,000,000)	(3,000,000)
Net increase (decrease) in net assets	(1,032,413)	8,297,993
Net Assets
Beginning of year	24,978,028	16,680,035
End of year (including undistributed net investment income of $347,392, and $298,203, respectively)	$23,945,615	$24,978,028

See Accompanying Notes to Financial Statements.
41

Credit Suisse Cayman Commodity Fund II, Ltd.
Notes to Financial Statements
December 31, 2010

Note 1. Organization

Credit Suisse Cayman Commodity Fund II, Ltd. (the "Fund") is organized as a Cayman Islands Company. The Fund intends to carry on the business of an investment company. The Fund's investment manager is Credit Suisse Asset Management, LLC ("Credit Suisse"). As of December 31, 2010, 100% of the Fund's participating shares were owned by Credit Suisse Trust — Commodity Return Strategy Portfolio.

Note 2. Significant Accounting Policies

A) SECURITY VALUATION — The net asset value of the Fund is determined daily as of the close of regular trading on the New York Stock Exchange, Inc. (the "Exchange") on each day the Exchange is open for business. Debt securities with a remaining maturity greater than 60 days are valued in accordance with the price supplied by a pricing service, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless it is determined that using this method would not represent fair value. Debt securities are generally categorized as Level 2. Equity investments are valued at market value, which is generally determined using the closing price on the exchange or market on which the security is primarily traded at the time of valuation (the "Valuation Time"). If no sales are reported, equity investments are generally valued at the most recent bid quotation as of the Valuation Time or at the lowest asked quotation in the case of a short sale of securities. Equity investments are generally categorized as Level 1. Investments in open-end investment companies are valued at their net asset value each business day and are generally categorized as Level 1. Swap contracts are generally valued at a price at which the counterparty to such contract would repurchase the instrument or terminate the contract and are generally categorized as Level 2. Futures contracts are valued at the settlement prices established each day on the exchange on which they are traded and are generally categorized as Level 1. Securities, swap and futures contracts and other assets for which market quotations are not readily available, or whose values have been materially affected by events occurring before the Fund's Valuation Time but after the close of the securities' primary markets, are valued at fair value as determined in good faith by, or under the direction of, the Board of Directors under procedures established by the Board of Directors and are generally categorized as Level 3. The Fund may utilize a service provided by an independent third party which has been approved by the Board of Directors

42

Credit Suisse Cayman Commodity Fund II, Ltd.
Notes to Financial Statements (continued)
December 31, 2010

Note 2. Significant Accounting Policies

to fair value certain securities. When fair value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

In accordance with the authoritative guidance on fair value measurements and disclosures under accounting principles generally accepted in the United States of America ("GAAP"), the Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. In accordance with GAAP, fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security, the size of the holding, the initial cost of the security, the existence of any contractual restrictions on the security's disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or evaluated prices from broker-dealers and/or pricing services, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company's or issuer's financial statements, an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The

43

Credit Suisse Cayman Commodity Fund II, Ltd.
Notes to Financial Statements (continued)
December 31, 2010

Note 2. Significant Accounting Policies

three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1 – quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2010 in valuing the Fund's investments carried at value:

	Level 1	Level 2	Level 3	Total
Investments in Securities
United States Agency Obligations	$—	$14,716,379	$—	$14,716,379
Short-Term Investment	—	3,715,000	—	3,715,000
Other Financial Instruments*
Futures	341,213	—	—	341,213
Swaps	—	4,959,353	—	4,959,353
	$341,213	$23,390,732	$—	$23,731,945

*Other financial instruments include futures, forwards and swap contracts.

Effective January 1, 2010, the Fund adopted FASB amendments to authoritative guidance which requires the Fund to disclose details of significant transfers in and out of Level 1 and Level 2 measurements and the reasons for the transfers. For the year ended December 31, 2010, there were no significant transfers in and out of Level 1 and Level 2.

B) DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES — Effective January 1, 2009, the Fund adopted amendments to authoritative guidance on disclosures about derivative instruments and hedging activities which require that the Fund disclose (a) how and why an entity uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging activities affect a fund's financial position, financial performance, and cash flows.

44

Credit Suisse Cayman Commodity Fund II, Ltd.
Notes to Financial Statements (continued)
December 31, 2010

Note 2. Significant Accounting Policies

Fair Values of Derivative Instruments as of December 31, 2010

	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Futures Contracts on Commodities	Variation margin receivable, Net Assets - Unrealized Appreciation	$341,213	*	Variation margin payable, Liabilities - Unrealized Depreciation	$0
Commodity Index Swaps	Net Assets - Unrealized Appreciation	4,959,353		Liabilities - Unrealized Depreciation	0
Total		$5,300,566			$0

*Includes cumulative appreciation/depreciation of futures contracts as reported in the Statement of Assets and Liabilities and Notes to Financial Statements. Only the current day's variation margin is reported within the Statement of Assets and Liabilities.

Effect of Derivative Instruments on the Statement of Operations

Amount of Realized Gain (Loss) on Derivatives Recognized in Income Futures Contracts on Commodities	$(510,897)
Commodity Index Swaps	5,854,011
Total	$5,343,114
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income Futures Contracts on Commodities	$395,490
Commodity Index Swaps	5,168,626
Total	$5,564,116

The notional amount of futures contracts and commodity index swaps at year ended are reflected in the Notes to Financial Statements and the volume of these open positions relative to the net assets of the Portfolio is generally representative of open positions throughout the reporting period for the Portfolio.

C) SECURITY TRANSACTIONS AND INVESTMENT INCOME — Security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts using the effective interest method. Dividends are recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

D) INCOME TAXES — The Fund has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes through June of 2027. No such taxes are levied in the Cayman Islands at the present time. The Fund is a Controlled Foreign Corporation under U.S. tax laws and as such is not subject to U.S. income tax. Therefore, the Fund is not required to record a tax provision.

45

Credit Suisse Cayman Commodity Fund II, Ltd.
Notes to Financial Statements (continued)
December 31, 2010

Note 2. Significant Accounting Policies

The Fund adopted the authoritative guidance for uncertainty in income taxes and recognizes a tax benefit or liability from an uncertain position only if it is more likely than not that the position is sustainable based solely on its technical merits and consideration of the relevant taxing authority's widely understood administrative practices and procedures. The Fund has reviewed its current tax positions and has determined that no provision for income tax is required in the Fund's financial statements.

E) USE OF ESTIMATES — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

F) SHORT-TERM INVESTMENTS — The Fund, together with other funds/portfolios advised by Credit Suisse, an indirect, wholly-owned subsidiary of Credit Suisse Group AG, pools available cash into a short-term variable rate time deposit issued by State Street Bank and Trust Company ("SSB"), the Fund's custodian. The short-term time deposit issued by SSB is a variable rate account classified as a short-term investment.

G) FUTURES — The Fund may enter into futures contracts to the extent permitted by its investment policies and objectives. The Fund may use futures contracts to gain exposure to, or hedge against changes in commodities. Upon entering into a futures contract, the Fund is required to deposit cash and/or pledge U.S. Government securities as initial margin. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying instrument, are made or received by the Fund each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund basis in the contract. Risks of entering into futures contracts for hedging purposes include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange's clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. In addition, the purchase of a futures contract involves the risk that the Fund could lose more than the original margin deposit and subsequent

46

Credit Suisse Cayman Commodity Fund II, Ltd.
Notes to Financial Statements (continued)
December 31, 2010

Note 2. Significant Accounting Policies

payments may be required for a futures transaction. At December 31, 2010, the Fund had the following open futures contracts:

Contract Description	Notional Value	Unrealized Appreciation (Depreciation)
Contracts to Purchase
Agriculture	851,920	$98,865
Energy	3,781,020	424,940
		$523,805
Contracts To Sell
Agriculture	(1,082,440)	$(102,587)
Energy	(3,746,580)	(80,005)
		$(182,592)
Net unrealized appreciation (depreciation)		$341,213

H) SWAPS — The Fund may enter into commodity index swap contracts for hedging purposes or to seek to increase total return. A swap contract is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset or notional principal amount. The Fund will enter into commodity index swap contracts only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The Fund's maximum risk of loss from the counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract's remaining life, to the extent that the amount is positive. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying reference asset or index.

The Fund may enter into total return swap contracts, involving commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the

47

Credit Suisse Cayman Commodity Fund II, Ltd.
Notes to Financial Statements (continued)
December 31, 2010

Note 2. Significant Accounting Policies

transactions exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

The Fund records unrealized gains or losses on a daily basis representing the value and the current net receivable or payable relating to open swap contracts. Net amounts received or paid on the swap contract are recorded as realized gains or losses. Fluctuations in the value of swap contracts are recorded for financial statement purposes as unrealized appreciation or depreciation on swap contracts. Realized gains and losses from terminated swaps are included in net realized gains/losses on swap contracts transactions. At December 31, 2010, the Fund had the following outstanding swap contracts:

Currency	Notional Amount	Expiration Date	Counterparty	Receive	Pay	Unrealized Appreciation/ (Depreciation)
USD	$19,741,663	1/4/2011	Barclays	Commodity Index Return	Fee plus Treasury Bill Rate	$1,431,880
USD	$1,738,997	1/4/2011	UBS	Commodity Index Return	Fee plus Treasury Bill Rate	126,159
USD	$800,000	1/4/2011	UBS	Commodity Index Return	Fee plus Treasury Bill Rate	19,036
USD	$1,126,516	1/4/2011	Morgan Stanley Capital Group	Commodity Index Return	Fee plus Treasury Bill Rate	81,680
USD	$39,591,226	1/4/2011	Bank of America	Commodity Index Return	Fee plus Treasury Bill Rate	2,868,445
USD	$5,962,101	1/4/2011	Societe Generale	Commodity Index Return	Fee plus Treasury Bill Rate	432,153
						$4,959,353

I) SUBSEQUENT EVENTS — In preparing the financial statements as of December 31, 2010, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Note 3. Transactions with Affiliates and Related Parties

Credit Suisse recognizes that it receives compensation for performing investment advisory services for the Credit Suisse Trust — Commodity Return Strategy Portfolio pursuant to a separate investment advisory agreement and agrees to receive no additional compensation for rendering its services to the Fund. During the year ended December 31, 2010, Credit Suisse voluntarily reimbursed the Fund $62,441 in Fund expenses. Credit Suisse will not recapture from the Fund any fees it waived or expenses it reimbursed during the year

48

Credit Suisse Cayman Commodity Fund II, Ltd.
Notes to Financial Statements (continued)
December 31, 2010

Note 3. Transactions with Affiliates and Related Parties

ended December 31, 2010. Fee waivers and expense reimbursements are voluntary and may be discontinued by Credit Suisse at any time.

SSB serves as administrator to the Fund. For its administrative services, SSB receives a fee, exclusive of out-of-pocket expenses, calculated in total for all the Credit Suisse funds/portfolios co-administered by SSB and allocated based upon the relative average net assets for each fund/ portfolio, subject to annual minimum fee. For the year ended December 31, 2010, administrative services fees earned by SSB were $15,267.

Note 4. Capital Share Transactions

The Fund issued 100,000 participating shares for $1,000,000 on July 27, 2007 in conjunction with the initial capitalization of the Fund. Transactions in capital shares of the Fund were as follows:

	For the Year Ended December 31, 2010		For the Year Ended December 31, 2009
	Shares	Value	Shares	Value
Shares sold	7,866,274	$4,000,000	11,899,312	$4,000,000
Shares redeemed	(21,617,459)	(16,000,000)	(15,252,402)	(7,000,000)
Net decrease	(13,751,185)	$(12,000,000)	(3,353,090)	$(3,000,000)

Note 5. Financial Highlights

The following represents the total return of the Fund for the year ended December 31, 2010 and the year ended December 31, 2009, respectively. Total returns were calculated based upon the daily returns of the Fund during the years represented.

	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009
Total Return	58.33%	63.64%

The following represents certain financial ratios of the Fund for the years noted. The computation of the net investment income and total expense ratios were based upon the daily net assets of the Fund during these years.

	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009
Ratio to Average Net Assets:
Net investment income	0.22%	0.31%
Total expenses (before expense reimbursement)	0.28%	0.18%
Total expenses (after expense reimbursement)	0.00%	0.00%

49

Credit Suisse Cayman Commodity Fund II, Ltd.
Notes to Financial Statements (continued)
December 31, 2010

Note 6. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

50

Credit Suisse Cayman Commodity Fund II, Ltd.
Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
Credit Suisse Cayman Commodity Fund II, Ltd.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments and the related statements of operations and of changes in net asset present fairly, in all material respects, the financial position of Credit Suisse Cayman Commodity Fund II, Ltd. (the "Fund"), at December 31, 2010, the results of its operations for the year then ended and the changes in its net assets for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 22, 2011

51

This page intentionally left blank

P.O. BOX 55030, BOSTON, MA 02205-5030

800-222-8977 ■ www.credit-suisse.com/us

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.  TRCOM-AR-1210

CREDIT SUISSE FUNDS

Annual Report

December 31, 2010

CREDIT SUISSE TRUST
■  INTERNATIONAL EQUITY FLEX III PORTFOLIO

Credit Suisse Trust (the "Trust") shares are not available directly to individual investors, but may be offered only through certain insurance products and pension and retirement plans.

The Trust's investment objectives, risks, charges and expenses (which should be considered carefully before investing), and more complete information about the Trust, are provided in the Prospectus, which should be read carefully before investing. You may obtain additional copies by calling 800-222-8977 or by writing to Credit Suisse Trust, P.O. Box 55030, Boston, MA 02205-5030.

Credit Suisse Asset Management Securities, Inc., Distributor, is located at Eleven Madison Avenue, New York, NY 10010. The Trust is advised by Credit Suisse Asset Management, LLC.

The views of the Portfolio's management are as of the date of the letter and the Portfolio holdings described in this document are as of December 31, 2010; these views and Portfolio holdings may have changed subsequent to these dates. Nothing in this document is a recommendation to purchase or sell securities.

Portfolio shares are not deposits or other obligations of Credit Suisse Asset Management, LLC ("Credit Suisse") or any affiliate, are not FDIC-insured and are not guaranteed by Credit Suisse or any affiliate. Portfolio investments are subject to investment risks, including loss of your investment.

Credit Suisse Trust — International Equity Flex III Portfolio
Annual Investment Adviser's Report
December 31, 2010 (unaudited)

February 3, 2011

Dear Shareholder:

For the year ended December 31, 2010, the Credit Suisse Trust — International Equity Flex III Portfolio (the "Portfolio") had a gain of 12.23%1 versus an increase of 7.75% for the MSCI EAFE Index Net Dividends.2

Market Review: A positive end to a challenging year

The year ended December 31, 2010, was a volatile one for equities. After three quarters of choppy trading, global equity markets had a robust fourth quarter and, in general, finished the year higher. For the 12-month period, the MSCI World Index increased 11.76%, while the Dow Jones Euro STOXX Index gained 2.69%, and the FTSE All Share Index rose 14.52%. In Japan, the Topix Index finished the year up 0.96%.

Fairly encouraging economic data reports and cooperative central bankers in the United States and Europe combined with impressive economic growth in developing regions to help ease investor concerns about the threat of a double-dip recession. This change in sentiment boosted stock prices, especially during the last month of the year. Additionally, the U.S. Federal Reserve's anti-deflationary policy of implementing multiple quantitative easing measures — the first worth approximately $1.7 trillion and the second worth approximately $600 billion — together with the extension of Bush-era tax cuts injected liquidity into the global markets. In Europe, sovereign debt worries led the European Central Bank to inject liquidity into the region's troubled banks. In Asia, developing economies were on the verge of overheating, especially in China. The People's Bank of China acted several times throughout the course of the year to curb inflation by raising bank reserve requirements, but these actions were not enough to dampen equity prices in surrounding economies.

Additionally in the global market, Moody's downgraded Ireland's sovereign debt five times, warned Spain about looming debt problems, and placed Greece's sovereign debt under review for a possible downgrade. As of November 2010, inflation in China was reported at 5.10%, while the growth rate approached 9.6% over the period. Also, the Federal Reserve's dollar swap lines to the European Central Bank and the Bank of Japan were extended to August 1, 2011.

Strategic Review and Outlook: Cautiously optimistic for the future

For the year ended December 31, 2010, the Portfolio outperformed the benchmark due, in part, to both the Europe and Japan models. Momentum was a strong positive driver in Europe as many of the Mediterranean countries

Credit Suisse Trust — International Equity Flex III Portfolio
Annual Investment Adviser's Report (continued)
December 31, 2010 (unaudited)

consistently underperformed Germany and the Nordic region throughout the year. And in Japan, our model benefited from the value factor as investors continued to seek bargains in a depressed economy. Overall, long positions were broadly supportive of portfolio outperformance, while short positions detracted from performance. Based on country positioning, long positions in the equities of Japan, the United Kingdom, and Sweden, as well as short positions in Spain and Italy supported portfolio performance. Short positions in the equities of Switzerland and France detracted from portfolio performance. Considering sector positioning, long positions in the industrials, materials, and consumer staples sectors, as well as short positions in the utilities sector, benefitted portfolio performance, while short positions in the consumer discretionary and energy sectors detracted from portfolio results.

Looking forward, we believe the European sovereign debt worries that were prevalent throughout the year may likely continue. Additionally, we expect that developing economies, led by China, may continue to grow at an outsized pace as 2011 progresses. This could force Central Bankers in these regions to take additional steps in order to cool their economies and mitigate any inflationary threats.

Credit Suisse Quantitative Equities Group

Mika Toikka
Timothy Schwider

Short sales expose the Portfolio to the risk that it will be required to cover its short position at a time when the securities have appreciated in value, thus resulting in a loss to the Portfolio. The Portfolio's loss on a short sale could theoretically be unlimited in a case where the Portfolio is unable to close out its short position.

The use of leverage subjects the Portfolio to the risk of magnified capital losses that can occur when losses affect an asset base that has been enlarged by borrowings or the creation of liabilities. The net asset value of the Portfolio, when employing leverage, will be more volatile and sensitive to market movements. Leverage may involve the creation of a liability that requires the Portfolio to pay interest.

International investing entails special risk considerations, including currency fluctuations, lower liquidity, economic and political risks, and differences in accounting methods.

Credit Suisse Trust — International Equity Flex III Portfolio
Annual Investment Adviser's Report (continued)
December 31, 2010 (unaudited)

Active and frequent trading increases transaction costs, which could detract from the Portfolio's performance.

In addition to historical information, this report contains forward-looking statements, which may concern, among other things, domestic and foreign market, industry and economic trends and developments and government regulation and their potential impact on the Portfolio's investments. These statements are subject to risks and uncertainties and actual trends, developments and regulations in the future, and their impact on the Portfolio could be materially different from those projected, anticipated or implied. The Portfolio has no obligation to update or revise forward-looking statements.

Credit Suisse Trust — International Equity Flex III Portfolio
Annual Investment Adviser's Report (continued)
December 31, 2010 (unaudited)

Comparison of Change in Value of $10,000 Investment in the
Credit Suisse Trust — International Equity Flex III Portfolio1 and the
MSCI EAFE Index Net Dividends2 for Ten Years.

Credit Suisse Trust — International Equity Flex III Portfolio
Annual Investment Adviser's Report (continued)
December 31, 2010 (unaudited)

Average Annual Returns as of December 31, 20101

1 Year	5 Years	10 Years	Since Inception[3]
12.23%	5.70%	9.18%	7.21%

Returns represent past performance and include change in share price and reinvestment of dividends and capital gains. Past performance cannot guarantee future results. The current performance of the Portfolio may be lower or higher than the figures shown. Returns and share price will fluctuate, and redemption value may be more or less than original cost. The performance results do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Performance includes the effect of deducting expenses, but does not include charges and expenses attributable to any particular variable contract or plan. Accordingly, the Prospectus of the sponsoring Participating Insurance Company separate account or plan documents or other informational materials supplied by plan sponsors should be carefully reviewed for information on relevant charges and expenses. Excluding these charges and expenses from quotations of performance has the effect of increasing the performance quoted, and the effect of these charges should be considered when comparing performance to that of other mutual funds. Performance information current to the most recent month-end is available at www.credit-suisse.com/us.

The annualized gross expense ratio is 2.43%. The annualized net expense ratio after fee waivers and/or expense reimbursements is 1.99%.

1  Fee waivers and/or expense reimbursements may reduce expenses for the Portfolio, without which performance would be lower. Waivers and/or reimbursements may be discontinued at any time.

2  The Morgan Stanley Capital International EAFE (Europe, Australasia, Far East) Index Net Dividends is a free float-adjusted market capitalization index that is designed to measure developed-market equity performance, excluding the U.S. and Canada. It is the exclusive property of Morgan Stanley Capital International Inc. Investors cannot invest directly in an index.

3  Inception date 12/31/97.

Credit Suisse Trust — International Equity Flex III Portfolio
Annual Investment Adviser's Report (continued)
December 31, 2010 (unaudited)

Information About Your Portfolio's Expenses

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section and which would result in higher total expenses. The following table is intended to help you understand your ongoing expenses of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The table is based on an investment of $1,000 made at the beginning of the six month period ended December 31, 2010.

The table illustrates your Portfolio's expenses in two ways:

• Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs had been included, your costs would have been higher. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expenses of owning different funds.

Credit Suisse Trust — International Equity Flex III Portfolio
Annual Investment Adviser's Report (continued)
December 31, 2010 (unaudited)

Expenses and Value for a $1,000 Investment
for the six month period ended December 31, 2010

Actual Portfolio Return
Beginning Account Value 7/1/10	$1,000.00
Ending Account Value 12/31/10	$1,287.00
Expenses Paid per $1,000*	$9.51
Hypothetical 5% Portfolio Return
Beginning Account Value 7/1/10	$1,000.00
Ending Account Value 12/31/10	$1,016.89
Expenses Paid per $1,000*	$8.39
Annualized Expense Ratio*	1.65%

*  Expenses are equal to the Portfolio's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year period, then divided by 365.

  The "Expenses Paid per $1,000" and the "Annualized Expense Ratio" in the tables are based on actual expenses paid by the Portfolio during the period, net of fee waivers and/or expense reimbursements. If those fee waivers and/or expense reimbursements had not been in effect, the Portfolio's actual expenses would have been higher. Expenses do not reflect additional charges and expenses that are, or may be, imposed under the variable contracts or plans. Such charges and expenses are described in the prospectus of the insurance company separate account or in the plan documents or other informational materials supplied by plan sponsors. The Portfolio's expenses should be considered with these charges and expenses in evaluating the overall cost of investing in the separate account.

For more information, please refer to the Portfolio's prospectus.

Credit Suisse Trust — International Equity Flex III Portfolio
Annual Investment Adviser's Report (continued)
December 31, 2010 (unaudited)

SECTOR BREAKDOWN*

	Long	Short	Net
Financials	29.6%	(5.2)%	24.4%
Industrials	20.0%	(5.4)%	14.6%
Energy	10.2%	(0.7)%	9.5%
Materials	12.5%	(3.0)%	9.5%
Consumer Staples	10.5%	(1.9)%	8.6%
Health Care	10.9%	(2.5)%	8.4%
Consumer Discretionary	11.8%	(4.1)%	7.7%
Telecommunication Services	7.1%	(0.5)%	6.6%
Information Technology	5.9%	(1.0)%	4.9%
Utilities	6.0%	(0.9)%	5.1%
Short-Term Investments	0.7%	(0.0)%	0.7%
Total	125.2%	(25.2)%	100.0%

*  Expressed as a percentage of total long/short investments, respectively, (excluding security lending collateral if applicable) and may vary over time.

Credit Suisse Trust — International Equity Flex III Portfolio
Schedule of Investments
December 31, 2010

	Number of Shares	Value
LONG STOCK POSITIONS (124.5%)
COMMON STOCKS (123.6%)
Asia (3.2%)
Diversified Financial Services (3.2%)
iShares MSCI Pacific ex-Japan Index Fund§	87,803	$4,124,985
TOTAL ASIA		4,124,985
Australia (6.7%)
Air Freight & Logistics (0.0%)
Toll Holdings, Ltd.§	5,727	33,681
Airlines (0.0%)
Qantas Airways, Ltd.*	9,568	24,912
Beverages (0.1%)
Coca-Cola Amatil, Ltd.	4,837	53,905
Foster's Group, Ltd.	16,635	96,917
		150,822
Biotechnology (0.2%)
CSL, Ltd.	4,854	180,588
Capital Markets (0.1%)
Macquarie Group, Ltd.	2,868	108,765
Chemicals (0.1%)
DuluxGroup, Ltd.	3,103	8,741
Incitec Pivot, Ltd.	13,901	56,479
Nufarm, Ltd.*	1,630	8,592
Orica, Ltd.	3,103	79,309
		153,121
Commercial Banks (1.8%)
Australia & New Zealand Banking Group, Ltd.	21,593	516,886
Bendigo and Adelaide Bank, Ltd.	3,018	30,803
Commonwealth Bank of Australia§	13,226	688,742
National Australia Bank, Ltd.	18,065	439,249
Suncorp Group, Ltd.	10,956	96,694
Westpac Banking Corp.§	25,365	577,507
		2,349,881
Commercial Services & Supplies (0.1%)
Brambles, Ltd.	12,173	88,864
Construction & Engineering (0.0%)
Leighton Holdings, Ltd.§	1,285	40,591
Construction Materials (0.0%)
Boral, Ltd.	5,132	25,443
Containers & Packaging (0.1%)
Amcor, Ltd.	10,524	72,827

See Accompanying Notes to Financial Statements.

Credit Suisse Trust — International Equity Flex III Portfolio
Schedule of Investments (continued)
December 31, 2010

	Number of Shares	Value
LONG STOCK POSITIONS
COMMON STOCKS
Australia
Diversified Financial Services (0.4%)
ASX, Ltd.	1,484	$57,329
iShares MSCI Australia Index Fund	18,568	472,370
		529,699
Diversified Telecommunication Services (0.1%)
Telstra Corp., Ltd.§	37,543	107,343
Electric Utilities (0.0%)
SP AusNet	11,478	10,234
Energy Equipment & Services (0.0%)
WorleyParsons, Ltd.	1,426	39,142
Food & Staples Retailing (0.5%)
Metcash, Ltd.	6,596	27,774
Wesfarmers, Ltd.	8,665	284,484
Wesfarmers, Ltd.	1,309	43,394
Woolworths, Ltd.	10,684	295,686
		651,338
Food Products (0.0%)
Goodman Fielder, Ltd.	11,304	15,591
Health Care Equipment & Supplies (0.0%)
Cochlear, Ltd.	485	40,013
Health Care Providers & Services (0.0%)
Sonic Healthcare, Ltd.	3,181	37,897
Hotels, Restaurants & Leisure (0.1%)
Aristocrat Leisure, Ltd.§	3,448	10,576
Crown, Ltd.	4,340	36,734
TABCORP Holdings, Ltd.	5,239	38,178
Tatts Group, Ltd.	10,447	27,647
		113,135
Industrial Conglomerates (0.0%)
CSR, Ltd.§	12,406	21,358
Insurance (0.3%)
AMP, Ltd.§	17,660	95,770
AXA Asia Pacific Holdings, Ltd.	8,909	57,659
Insurance Australia Group, Ltd.	17,922	71,335
QBE Insurance Group, Ltd.	8,831	164,362
		389,126
IT Services (0.0%)
Computershare, Ltd.	3,832	42,329
Media (0.0%)
Fairfax Media, Ltd.§	18,247	26,223

See Accompanying Notes to Financial Statements.

Credit Suisse Trust — International Equity Flex III Portfolio
Schedule of Investments (continued)
December 31, 2010

	Number of Shares	Value
LONG STOCK POSITIONS
COMMON STOCKS
Australia
Metals & Mining (1.7%)
Alumina, Ltd.	21,036	$53,593
BHP Billiton, Ltd.§	28,931	1,348,284
BlueScope Steel, Ltd.	15,718	36,204
Fortescue Metals Group, Ltd.*	10,669	71,676
Newcrest Mining, Ltd.	4,169	173,305
OneSteel, Ltd.	11,451	30,402
OZ Minerals, Ltd.§	26,908	47,628
Rio Tinto, Ltd.§	3,756	329,625
Sims Metal Management, Ltd.	1,389	30,619
		2,121,336
Multi-Utilities (0.1%)
AGL Energy, Ltd.§	3,869	60,447
Multiline Retail (0.0%)
Harvey Norman Holdings, Ltd.§	4,704	14,179
Oil, Gas & Consumable Fuels (0.4%)
Caltex Australia, Ltd.	1,163	17,128
Dart Energy, Ltd.*§	2,525	2,983
Energy Resources of Australia, Ltd.§	575	6,562
Origin Energy, Ltd.	7,570	129,356
Paladin Energy, Ltd.*§	5,564	28,105
Santos, Ltd.	7,170	96,746
Woodside Petroleum, Ltd.	4,689	204,705
		485,585
Real Estate Investment Trusts (0.4%)
CFS Retail Property Trust§	14,987	27,028
Dexus Property Group§	41,087	33,473
Goodman Group§	52,342	34,862
GPT Group	15,995	48,268
Mirvac Group	23,177	29,144
Stockland§	20,543	75,837
Westfield Group	17,905	175,771
Westfield Retail Trust*	17,905	47,169
		471,552
Real Estate Management & Development (0.1%)
Lend Lease Corp., Ltd.	5,378	47,590
Road & Rail (0.0%)
Asciano Group*	23,963	39,206
Textiles, Apparel & Luxury Goods (0.0%)
Billabong International, Ltd.§	1,743	14,567

See Accompanying Notes to Financial Statements.

Credit Suisse Trust — International Equity Flex III Portfolio
Schedule of Investments (continued)
December 31, 2010

	Number of Shares	Value
LONG STOCK POSITIONS
COMMON STOCKS
Australia
Transportation Infrastructure (0.1%)
Macquarie Airports	6,208	$19,017
Macquarie Atlas Roads Group*§	4,636	7,210
Transurban Group§	10,009	52,662
		78,889
TOTAL AUSTRALIA		8,586,274
Austria (1.0%)
Air Freight & Logistics (0.3%)
Oesterreichische Post AG	10,552	350,301
Construction & Engineering (0.2%)
Strabag SE BR	9,658	266,492
Insurance (0.1%)
Vienna Insurance Group	1,245	65,144
Machinery (0.2%)
Andritz AG	2,963	273,970
Metals & Mining (0.2%)
Voestalpine AG	6,124	294,065
Real Estate Management & Development (0.0%)
Immofinanz Anspt Nachb*§^	2,201	0
TOTAL AUSTRIA		1,249,972
Belgium (1.4%)
Beverages (0.7%)
Anheuser-Busch InBev NV	15,313	878,404
Diversified Telecommunication Services (0.3%)
Belgacom SA	13,259	447,211
Electrical Equipment (0.2%)
Bekaert SA	2,382	274,415
Food & Staples Retailing (0.2%)
Colruyt SA	2,129	108,691
Delhaize Group SA	1,260	93,547
		202,238
TOTAL BELGIUM		1,802,268
Bermuda (0.3%)
Energy Equipment & Services (0.1%)
Seadrill, Ltd.§	4,752	162,735
Insurance (0.2%)
Catlin Group, Ltd.	42,468	246,511
TOTAL BERMUDA		409,246

See Accompanying Notes to Financial Statements.

Credit Suisse Trust — International Equity Flex III Portfolio
Schedule of Investments (continued)
December 31, 2010

	Number of Shares	Value
LONG STOCK POSITIONS
COMMON STOCKS
Cyprus (0.1%)
Energy Equipment & Services (0.1%)
ProSafe SE	20,969	$167,689
TOTAL CYPRUS		167,689
Denmark (2.3%)
Beverages (0.3%)
Carlsberg AS Class B	3,645	367,396
Commercial Banks (0.0%)
Danske Bank AS*	1,123	28,920
Construction & Engineering (0.0%)
FLSmidth & Co. AS	631	60,626
Food Products (0.2%)
Danisco AS	2,785	256,481
Health Care Equipment & Supplies (0.4%)
Coloplast AS Class B	3,475	474,200
Insurance (0.2%)
Topdanmark AS*	996	132,219
Tryg AS	3,682	170,507
		302,726
Marine (0.5%)
A P Moller - Maersk AS Class A	21	185,781
A P Moller - Maersk AS Class B	46	418,207
		603,988
Pharmaceuticals (0.7%)
H Lundbeck AS§	7,989	152,834
Novo Nordisk AS Class B§	6,933	784,366
		937,200
TOTAL DENMARK		3,031,537
Finland (3.9%)
Communications Equipment (0.4%)
Nokia Oyj	56,707	589,722
Construction & Engineering (0.3%)
YIT Oyj	13,988	350,906
Electric Utilities (0.5%)
Fortum Oyj	20,735	627,892
Food & Staples Retailing (0.2%)
Kesko Oyj B Shares	5,374	252,114
Insurance (0.4%)
Sampo Oyj A Shares	19,819	532,031

See Accompanying Notes to Financial Statements.

Credit Suisse Trust — International Equity Flex III Portfolio
Schedule of Investments (continued)
December 31, 2010

	Number of Shares	Value
LONG STOCK POSITIONS
COMMON STOCKS
Finland
Machinery (1.1%)
Kone Oyj Class B	9,137	$509,482
Konecranes Oyj	5,238	217,276
Metso Oyj	6,684	375,373
Wartsila Oyj	4,840	370,275
		1,472,406
Paper & Forest Products (0.6%)
Stora Enso Oyj R Shares§	23,266	240,372
UPM-Kymmene Oyj	29,123	518,314
		758,686
Pharmaceuticals (0.4%)
Orion Oyj Class B§	21,272	467,525
TOTAL FINLAND		5,051,282
France (11.8%)
Aerospace & Defense (0.3%)
Safran SA	4,325	153,916
Zodiac Aerospace	2,380	179,663
		333,579
Auto Components (0.3%)
Compagnie Generale des Etablissements Michelin Class B	4,024	289,998
Valeo SA*	821	46,780
		336,778
Automobiles (0.3%)
PSA Peugeot Citroen*	3,084	117,642
Renault SA*§	3,962	231,542
		349,184
Building Products (0.2%)
Cie de Saint-Gobain	5,659	292,613
Chemicals (0.2%)
Arkema SA	3,644	263,811
Commercial Banks (1.5%)
BNP Paribas	17,130	1,095,230
Credit Agricole SA	16,929	216,109
Natixis*	36,398	170,929
Societe Generale	8,184	442,083
		1,924,351
Commercial Services & Supplies (0.0%)
Societe BIC SA	590	50,921

See Accompanying Notes to Financial Statements.

Credit Suisse Trust — International Equity Flex III Portfolio
Schedule of Investments (continued)
December 31, 2010

	Number of Shares	Value
LONG STOCK POSITIONS
COMMON STOCKS
France
Construction & Engineering (0.9%)
Bouygues SA	11,597	$502,473
Vinci SA	13,348	729,217
		1,231,690
Diversified Financial Services (0.2%)
Eurazeo	4,450	331,495
Diversified Telecommunication Services (0.7%)
France Telecom SA	40,877	858,741
Electrical Equipment (0.9%)
Legrand SA	11,192	458,312
Nexans SA	598	47,289
Schneider Electric SA	4,169	627,535
		1,133,136
Energy Equipment & Services (0.2%)
Technip SA	2,779	257,880
Food & Staples Retailing (0.1%)
Carrefour SA	3,438	142,314
Food Products (0.0%)
Danone	668	42,167
Industrial Conglomerates (0.1%)
Wendel	1,720	159,174
Insurance (1.0%)
AXA SA	34,320	573,512
CNP Assurances	15,893	287,979
SCOR SE	18,418	469,900
		1,331,391
IT Services (0.0%)
Cap Gemini SA	503	23,607
Machinery (0.2%)
Vallourec SA	2,035	214,797
Media (0.8%)
M6-Metropole Television	2,379	57,857
PagesJaunes Groupe§	24,298	221,816
Vivendi SA	29,538	801,296
		1,080,969
Multi-Utilities (0.8%)
GDF Suez	22,489	810,864
Veolia Environnement SA	6,145	180,578
		991,442

See Accompanying Notes to Financial Statements.

Credit Suisse Trust — International Equity Flex III Portfolio
Schedule of Investments (continued)
December 31, 2010

	Number of Shares	Value
LONG STOCK POSITIONS
COMMON STOCKS
France
Office Electronics (0.1%)
Neopost SA§	1,132	$99,108
Oil, Gas & Consumable Fuels (1.4%)
Total SA	32,938	1,761,242
Pharmaceuticals (1.0%)
Ipsen SA§	1,853	56,797
Sanofi-Aventis SA	18,568	1,195,078
		1,251,875
Real Estate Investment Trusts (0.3%)
Fonciere Des Regions§	3,816	370,772
Mercialys SA	1	38
		370,810
Textiles, Apparel & Luxury Goods (0.3%)
Christian Dior SA	962	138,138
LVMH Moet Hennessy Louis Vuitton SA	1,189	196,602
		334,740
TOTAL FRANCE		15,167,815
Germany (9.9%)
Automobiles (1.0%)
Bayerische Motoren Werke AG§	7,901	624,938
Daimler AG*§	9,121	619,592
Volkswagen AG§	761	108,365
		1,352,895
Capital Markets (0.2%)
Deutsche Bank AG	6,207	325,874
Chemicals (1.1%)
BASF SE§	10,358	829,841
Lanxess AG	3,325	262,462
Linde AG	528	80,189
Symrise AG	9,380	258,023
		1,430,515
Computers & Peripherals (0.2%)
Wincor Nixdorf AG	2,700	221,888
Construction & Engineering (0.1%)
Bilfinger Berger AG	1,088	92,460
Diversified Telecommunication Services (0.6%)
Deutsche Telekom AG§	63,770	825,297
Electric Utilities (0.7%)
E.ON AG	27,545	844,492

See Accompanying Notes to Financial Statements.

Credit Suisse Trust — International Equity Flex III Portfolio
Schedule of Investments (continued)
December 31, 2010

	Number of Shares	Value
LONG STOCK POSITIONS
COMMON STOCKS
Germany
Electrical Equipment (0.1%)
Tognum AG	6,961	$183,961
Food Products (0.2%)
Suedzucker AG	9,400	252,026
Health Care Providers & Services (0.3%)
Fresenius SE	4,690	395,102
Hotels, Restaurants & Leisure (0.2%)
TUI AG*§	20,085	282,859
Household Products (0.2%)
Henkel AG & Co. KGaA	5,481	283,705
Industrial Conglomerates (1.2%)
Siemens AG	12,166	1,512,970
Insurance (1.7%)
Allianz SE	8,728	1,041,090
Hannover Rueckversicherung AG	8,608	463,585
Muenchener Rueckversicherungs AG§	4,918	747,776
		2,252,451
Life Sciences Tools & Services (0.1%)
Gerresheimer AG*	2,115	93,325
Machinery (0.1%)
GEA Group AG	2,468	71,601
Metals & Mining (0.3%)
Aurubis AG	6,610	389,148
Multi-Utilities (0.2%)
RWE AG	2,995	200,820
Pharmaceuticals (0.9%)
Bayer AG§	11,585	862,134
Merck KGaA	2,779	223,360
Stada Arzneimittel AG	922	31,530
		1,117,024
Semiconductors & Semiconductor Equipment (0.1%)
Infineon Technologies AG*	19,038	178,155
Software (0.3%)
SAP AG	6,910	353,811
Textiles, Apparel & Luxury Goods (0.1%)
Adidas AG	1,188	77,581
TOTAL GERMANY		12,737,960

See Accompanying Notes to Financial Statements.

Credit Suisse Trust — International Equity Flex III Portfolio
Schedule of Investments (continued)
December 31, 2010

	Number of Shares	Value
LONG STOCK POSITIONS
COMMON STOCKS
Greece (0.3%)
Commercial Banks (0.1%)
Bank of Greece	788	$30,592
National Bank of Greece SA*	11,016	89,982
		120,574
Electric Utilities (0.1%)
Public Power Corp. SA	7,529	109,105
Hotels, Restaurants & Leisure (0.1%)
OPAP SA	12,501	217,307
TOTAL GREECE		446,986
Hong Kong (2.1%)
Diversified Financial Services (2.1%)
iShares MSCI Hong Kong Index Fund§	140,878	2,664,003
TOTAL HONG KONG		2,664,003
Israel (0.6%)
Chemicals (0.0%)
Israel Chemicals, Ltd.	1,555	26,685
Commercial Banks (0.1%)
Bank Hapoalim BM*	12,051	62,865
Bank Leumi Le-Israel BM	7,305	37,518
		100,383
Diversified Telecommunication Services (0.1%)
Bezeq Israeli Telecommunication Corp., Ltd.	21,142	64,492
Pharmaceuticals (0.4%)
Teva Pharmaceutical Industries, Ltd. ADR	11,700	609,921
TOTAL ISRAEL		801,481
Italy (2.4%)
Auto Components (0.2%)
Pirelli & C. SpA§	27,040	219,674
Automobiles (0.3%)
Fiat SpA	18,390	381,818
Construction Materials (0.0%)
Italcementi SpA§	3,275	27,836
Electric Utilities (1.0%)
Enel SpA	157,903	794,364
Terna Rete Elettrica Nazionale SpA	113,052	479,679
		1,274,043
Electrical Equipment (0.0%)
Prysmian SpA	2,420	41,405

See Accompanying Notes to Financial Statements.

Credit Suisse Trust — International Equity Flex III Portfolio
Schedule of Investments (continued)
December 31, 2010

	Number of Shares	Value
LONG STOCK POSITIONS
COMMON STOCKS
Italy
Media (0.1%)
Mediaset SpA§	11,047	$67,165
Oil, Gas & Consumable Fuels (0.8%)
ENI SpA	49,911	1,098,211
TOTAL ITALY		3,110,152
Japan (28.0%)
Air Freight & Logistics (0.0%)
VANTEC Corp.	15	22,301
Auto Components (0.8%)
Aisan Industry Co., Ltd.	6,026	54,121
Aisin Seiki Co., Ltd.	2,789	98,378
Alpha Corp.	1,500	15,889
Bridgestone Corp.§	6,400	123,323
Calsonic Kansei Corp.*	11,000	43,774
Denso Corp.§	3,622	124,651
Kanto Auto Works, Ltd.	4,056	34,941
Koito Manufacturing Co., Ltd.§	3,000	46,688
NHK Spring Co., Ltd.§	3,000	32,549
Nihon Tokushu Toryo Co., Ltd.	2,100	8,909
OSAKA Titanium Technologies Co., Ltd.§	5,400	56,227
Pacific Industrial Co., Ltd.	5,200	28,559
Sanden Corp.	16,000	63,579
The Yokohama Rubber Co., Ltd	15,809	81,510
Tokai Rika Co., Ltd.	1,200	22,636
Tokai Rubber Industries, Inc.	2,900	39,983
Topre Corp.	2,833	21,506
Toyo Tire & Rubber Co., Ltd.§	27,725	66,720
Toyota Industries Corp.	1,200	37,166
Unipres Corp.§	3,924	78,001
		1,079,110
Automobiles (1.9%)
Daihatsu Motor Co., Ltd.	4,000	61,259
Fuji Heavy Industries, Ltd.	11,103	85,714
Honda Motor Co., Ltd.§	18,292	722,720
Isuzu Motors, Ltd.§	6,921	31,307
Nissan Motor Co., Ltd.§	35,600	337,123
Suzuki Motor Corp.	4,731	116,262
Toyota Motor Corp.§	27,245	1,073,717
Yamaha Motor Co., Ltd.*	461	7,489
		2,435,591
Beverages (0.1%)
Kirin Holdings Co., Ltd.§	8,823	123,528
Mikuni Coca-Cola Bottling Co., Ltd.§	3,489	31,706
Oenon Holdings, Inc.§	8,000	19,880
		175,114

See Accompanying Notes to Financial Statements.

Credit Suisse Trust — International Equity Flex III Portfolio
Schedule of Investments (continued)
December 31, 2010

	Number of Shares	Value
LONG STOCK POSITIONS
COMMON STOCKS
Japan
Building Products (0.3%)
Aica Kogyo Co., Ltd.	1,168	$13,724
Asahi Glass Co., Ltd.§	13,000	151,346
Bunka Shutter Co., Ltd.	5,174	13,612
Daikin Industries, Ltd.	1,054	37,272
JS Group Corp.	3,700	81,247
Komatsu Wall Industry Co., Ltd.	1,200	11,351
Nippon Sheet Glass Co., Ltd.	23,626	63,437
Toli Corp.§	7,000	12,122
		384,111
Capital Markets (0.4%)
Daiwa Securities Group, Inc.§	35,981	184,762
Mizuho Securities Co., Ltd.§	40,000	114,180
Nomura Holdings, Inc.§	26,457	168,048
Tokai Tokyo Financial Holdings, Inc.	23,573	89,145
		556,135
Chemicals (1.9%)
Achilles Corp.	3,912	5,679
ADEKA Corp.	3,300	36,417
Air Water, Inc.	7,000	89,247
Arakawa Chemical Industries, Ltd.	3,100	32,194
Asahi Kasei Corp.	23,996	156,249
Chugoku Marine Paints, Ltd.	7,759	65,770
Daicel Chemical Industries, Ltd.§	9,000	65,561
Daiso Co., Ltd.	8,000	24,094
Denki Kagaku Kogyo KK	12,000	56,876
DIC Corp.	22,000	49,087
Ebara-Udylite Co., Ltd.	800	16,784
Fujikura Kasei Co., Ltd.	6,657	45,764
Hitachi Chemical Co., Ltd.	1,200	24,757
Ihara Chemical Industry Co., Ltd.	3,000	9,623
JSR Corp.	2,300	42,735
Kaneka Corp.	19,000	131,411
Konishi Co., Ltd.	1,700	20,486
Kuraray Co., Ltd.	1,500	21,435
Mitsubishi Chemical Holdings Corp.	26,047	176,128
Mitsubishi Gas Chemical Co., Inc.	5,124	36,280
Mitsui Chemicals, Inc.	8,000	28,552
Nihon Parkerizing Co., Ltd.	2,000	28,772
Nippon Kayaku Co., Ltd.	2,000	21,107
Nippon Soda Co., Ltd.	20,554	97,853
Nippon Valqua Industries, Ltd.	3,000	9,119
Nissan Chemical Industries, Ltd.	6,000	77,496
Nitto Denko Corp.	1,600	75,120
Okura Industrial Co., Ltd.*	3,666	10,593
Sakata INX Corp.	8,000	40,209

See Accompanying Notes to Financial Statements.

Credit Suisse Trust — International Equity Flex III Portfolio
Schedule of Investments (continued)
December 31, 2010

	Number of Shares	Value
LONG STOCK POSITIONS
COMMON STOCKS
Japan
Chemicals
Sanyo Chemical Industries, Ltd.	3,643	$30,349
Sekisui Plastics Co., Ltd.	5,000	22,526
Shikoku Chemicals Corp.	3,393	20,380
Shin-Etsu Chemical Co., Ltd.§	6,500	350,695
Showa Denko KK§	10,000	22,458
Sumitomo Bakelite Co., Ltd.	9,466	55,611
Sumitomo Chemical Co., Ltd.§	27,184	133,586
Sumitomo Seika Chemicals Co., Ltd.	10,000	43,270
Taiyo Nippon Sanso Corp.§	4,000	35,248
Toagosei Co., Ltd.§	13,000	60,724
Toray Industries, Inc.§	3,000	17,903
Tosoh Corp.§	16,261	52,714
Toyo Ink Manufacturing Co., Ltd.	6,000	29,417
Ube Industries, Ltd.	35,000	104,914
		2,475,193
Commercial Banks (2.7%)
Fukuoka Financial Group, Inc.	18,000	77,995
Hokuhoku Financial Group, Inc.	59,193	120,126
Kiyo Holdings, Inc.	41,649	58,060
Mitsubishi UFJ Financial Group, Inc.	167,931	906,453
Mizuho Financial Group, Inc.§	273,954	514,442
Resona Holdings, Inc.§	8,003	47,753
Senshu Ikeda Holdings, Inc.§	5,000	7,129
Shinsei Bank, Ltd.*§	19,000	24,754
Sumitomo Mitsui Financial Group, Inc.§	18,696	662,665
The Akita Bank, Ltd.	6,000	17,801
The Bank of Nagoya, Ltd.	9,000	28,999
The Bank of Saga, Ltd.	13,000	36,815
The Bank of Yokohama, Ltd.	19,000	98,078
The Chiba Bank, Ltd.	9,992	64,858
The Chiba Kogyo Bank, Ltd.*	4,663	27,902
The Daishi Bank, Ltd.	23,039	71,116
The Ehime Bank, Ltd.§	7,000	18,619
The Eighteenth Bank, Ltd.	6,666	18,587
The Gunma Bank, Ltd.	11,992	65,710
The Higashi-Nippon Bank, Ltd.	16,000	35,011
The Hiroshima Bank, Ltd§	1,885	7,936
The Hokuetsu Bank, Ltd.	19,000	39,221
The Hyakujushi Bank, Ltd.	9,000	33,065
The Joyo Bank, Ltd.	10,000	43,879
The Keiyo Bank, Ltd.	16,968	83,916
The Mie Bank, Ltd.	13,211	36,211
The Nishi-Nippon City Bank, Ltd.	5,997	18,158
The Ogaki Kyoritsu Bank, Ltd.	32,000	101,124
The Shizuoka Bank, Ltd.	8,000	73,636

See Accompanying Notes to Financial Statements.

Credit Suisse Trust — International Equity Flex III Portfolio
Schedule of Investments (continued)
December 31, 2010

	Number of Shares	Value
LONG STOCK POSITIONS
COMMON STOCKS
Japan
Commercial Banks
The Sumitomo Trust & Banking Co., Ltd.§	4,720	$29,600
The Tohoku Bank, Ltd.	6,418	10,598
The Tokyo Tomin Bank, Ltd.§	554	7,904
The Yachiyo Bank, Ltd.	1,750	45,939
		3,434,060
Commercial Services & Supplies (0.6%)
Central Security Patrols Co., Ltd.	600	6,246
Dai Nippon Printing Co., Ltd.	13,000	176,508
Duskin Co., Ltd.	1,200	22,663
Itoki Corp.	3,037	8,197
Kokuyo Co., Ltd.§	800	6,905
Kyodo Printing Co., Ltd.§	9,000	21,264
Nichiban Co., Ltd.	3,000	11,154
Nippon Kanzai Co., Ltd.§	550	9,095
Nippon Kucho Service Co., Ltd.	800	7,174
Nissha Printing Co., Ltd.§	800	21,174
Oyo Corp.	2,156	17,930
Pronexus, Inc.	1,800	9,793
Secom Co., Ltd.	2,653	125,488
Sohgo Security Services Co., Ltd.	3,976	47,058
Tokyu Community Corp.	600	17,848
Toppan Forms Co., Ltd.	7,100	72,744
Toppan Printing Co., Ltd.	16,746	152,554
Tosho Printing Co., Ltd.*	5,499	8,919
		742,714
Communications Equipment (0.1%)
Denki Kogyo Co., Ltd.	10,009	48,975
Hitachi Kokusai Electric, Inc.	3,000	29,724
NEC Mobiling, Ltd.	1,200	35,082
		113,781
Computers & Peripherals (0.4%)
Fujitsu, Ltd.§	32,000	221,940
NEC Corp.§	47,260	141,550
Toshiba Corp.	29,871	162,288
		525,778
Construction & Engineering (0.7%)
Ando Corp.	13,500	19,088
Asunaro Aoki Construction Co., Ltd.	2,500	10,514
Chugai Ro Co., Ltd.	8,000	29,407
CTI Engineering Co., Ltd.	2,071	11,572
Hazama Corp.*	11,866	9,916
Hibiya Engineering, Ltd.	2,000	18,909

See Accompanying Notes to Financial Statements.

Credit Suisse Trust — International Equity Flex III Portfolio
Schedule of Investments (continued)
December 31, 2010

	Number of Shares	Value
LONG STOCK POSITIONS
COMMON STOCKS
Japan
Construction & Engineering
Ichiken Co., Ltd.	5,800	$8,423
Kajima Corp.§	36,000	95,556
Mirait Holdings Corp.*	5,300	37,379
Nakano Corp.	3,500	9,802
Nippo Corp.	8,735	60,788
Nippon Koei Co., Ltd.	8,000	24,019
Nishimatsu Construction Co., Ltd.	34,268	44,577
Obayashi Corp.	23,992	110,255
Obayashi Road Corp.	11,000	20,807
Okumura Corp.	5,000	19,014
Seibu Electric Industry Co., Ltd.	1,998	8,514
Shimizu Corp.	10,000	42,643
Shinnihon Corp.	2,308	6,011
Sumitomo Densetsu Co., Ltd.	5,058	21,458
Taihei Kogyo Co., Ltd.	5,968	27,959
Taisei Corp.	51,379	119,927
The Nippon Road Co., Ltd.	18,000	42,966
Toa Corp.	27,000	31,541
TOA ROAD Corp.	6,833	10,761
Toda Corp.	12,000	44,520
Tokyu Construction Co., Ltd.	2,516	7,611
Yahagi Construction Co., Ltd.	2,000	11,690
Yondenko Corp.	3,000	12,491
		918,118
Construction Materials (0.0%)
Sumitomo Osaka Cement Co., Ltd.§	3,515	7,942
Consumer Finance (0.0%)
Jaccs Co., Ltd.	13,000	36,703
Pocket Card Co., Ltd.	5,600	16,814
		53,517
Containers & Packaging (0.0%)
Hokkan Holdings, Ltd.	6,333	19,070
Tomoku Co., Ltd.	4,000	11,213
Toyo Seikan Kaisha, Ltd.§	1,260	23,894
		54,177
Distributors (0.1%)
Happinet Corp.	800	10,636
Nice Holdings, Inc.	7,000	15,396
Sankyo Seiko Co., Ltd.	7,412	26,636
Yokohama Reito Co., Ltd.§	2,000	13,701
		66,369

See Accompanying Notes to Financial Statements.

Credit Suisse Trust — International Equity Flex III Portfolio
Schedule of Investments (continued)
December 31, 2010

	Number of Shares	Value
LONG STOCK POSITIONS
COMMON STOCKS
Japan
Diversified Consumer Services (0.0%)
Studio Alice Co., Ltd.	1,700	$16,066
Tac Co., Ltd.	3,400	14,242
Watabe Wedding Corp.	1,040	11,495
		41,803
Diversified Financial Services (0.2%)
Century Tokyo Leasing Corp.	5,200	84,336
Daiko Clearing Services Corp.	2,066	7,931
Fuyo General Lease Co., Ltd.	1,600	52,343
ORIX Corp.§	760	74,539
Ricoh Leasing Co., Ltd.	1,000	27,441
		246,590
Diversified Telecommunication Services (0.3%)
Nippon Telegraph & Telephone Corp.	7,800	355,567
Electric Utilities (0.9%)
Chubu Electric Power Co., Inc.§	10,897	267,783
Kyushu Electric Power Co., Inc.	1,100	24,653
The Kansai Electric Power Co., Inc.	11,500	283,873
The Okinawa Electric Power Co., Inc.	200	9,972
The Tokyo Electric Power Co., Inc.	17,100	417,378
Tohoku Electric Power Co., Inc.§	6,700	149,327
		1,152,986
Electrical Equipment (0.4%)
Denyo Co., Ltd.	2,600	21,432
Fuji Electric Holdings Co., Ltd.	10,000	31,022
Helios Techno Holdings Co., Ltd.	2,743	7,579
Mitsubishi Electric Corp.§	13,654	142,824
Nidec Corp.§	600	60,564
Sumitomo Electric Industries, Ltd.	15,200	210,272
Ushio, Inc.§	685	13,020
		486,713
Electronic Equipment, Instruments & Components (1.6%)
Ai Holdings Corp.§	12,648	46,548
Alps Electric Co., Ltd.	1,000	11,553
Canon Electronics, Inc.	700	19,730
Citizen Holdings Co., Ltd.	2,500	17,172
Elematec Corp.§	1,100	15,571
Excel Co., Ltd.	1,300	16,298
FUJIFILM Holdings Corp.	3,192	115,092
Hakuto Co., Ltd.	6,100	61,492
Hitachi, Ltd.	67,874	360,732
Hochiki Corp.	3,000	15,776
Hosiden Corp.	8,080	94,855
HOYA Corp.§	8,200	198,477

See Accompanying Notes to Financial Statements.

Credit Suisse Trust — International Equity Flex III Portfolio
Schedule of Investments (continued)
December 31, 2010

	Number of Shares	Value
LONG STOCK POSITIONS
COMMON STOCKS
Japan
Electronic Equipment, Instruments & Components
ITC Networks Corp.	2,654	$15,307
JBCC Holdings, Inc.	3,234	20,746
Kaga Electronics Co., Ltd.	5,200	66,394
Kanematsu Electronics, Ltd.	1,600	16,390
Keyence Corp.§	182	52,568
Kyocera Corp.	2,186	222,325
Mitsumi Electric Co., Ltd.	800	14,635
Murata Manufacturing Co., Ltd.	718	50,173
Nippon Electric Glass Co., Ltd.	2,000	28,738
Nohmi Bosai, Ltd.	5,666	36,886
Omron Corp.	1,700	44,848
ONO Sokki Co., Ltd.*	4,000	13,654
Optex Co., Ltd.	1,100	16,313
Osaki Electric Co., Ltd.	3,174	27,499
Ryosan Co., Ltd.	1,700	43,982
Ryoyo Electro Corp.	6,400	74,434
Sanshin Electronics Co., Ltd.	800	6,627
Shinko Shoji Co., Ltd.	3,396	28,287
Siix Corp.	2,900	34,010
SMK Corp.	7,000	38,430
Sumida Corp.	1,625	17,697
Tachibana Eletech Co., Ltd.	1,965	16,526
TDK Corp.§	2,082	144,301
Tomen Devices Corp.	600	13,923
Tomen Electronics Corp.	1,680	24,691
Toyo Corp.	5,100	54,575
		2,097,255
Energy Equipment & Services (0.0%)
Toyo Kanetsu KK	30,203	53,719
Food & Staples Retailing (0.6%)
Aeon Co., Ltd.§	10,598	132,383
Belc Co., Ltd.	2,200	25,792
Cawachi, Ltd.	900	18,538
Cocokara fine, Inc.	1,900	40,262
Echo Trading Co., Ltd.	1,234	12,623
Itochu-Shokuhin Co., Ltd.	954	33,596
Kasumi Co., Ltd.§	7,593	42,245
Kato Sangyo Co., Ltd.	3,260	54,573
Kirindo Co., Ltd.	3,154	15,460
Ministop Co., Ltd.	800	13,861
Okuwa Co., Ltd.	5,000	52,252
Ryoshoku, Ltd.	600	13,346
S Foods, Inc.	1,000	8,572
Seven & I Holdings Co., Ltd.	7,600	202,403
Universe Co., Ltd.	1,000	15,055

See Accompanying Notes to Financial Statements.

Credit Suisse Trust — International Equity Flex III Portfolio
Schedule of Investments (continued)
December 31, 2010

	Number of Shares	Value
LONG STOCK POSITIONS
COMMON STOCKS
Japan
Food & Staples Retailing
UNY Co., Ltd.§	6,000	$60,489
Valor Co., Ltd.	8,900	76,764
		818,214
Food Products (0.6%)
Ajinomoto Co., Inc.	3,089	32,122
Chubu Shiryo Co., Ltd	2,333	15,924
J-Oil Mills, Inc.	30,457	95,479
Kyodo Shiryo Co., Ltd.	23,000	28,322
Maruha Nichiro Holdings, Inc.	26,794	44,547
MEIJI Holdings Co., Ltd.	2,100	94,865
Mitsui Sugar Co., Ltd.	12,000	45,488
Morinaga & Co., Ltd.	23,428	55,105
Morinaga Milk Industry Co., Ltd.	3,532	14,965
Nichimo Co., Ltd.	5,000	10,016
Nichirei Corp.	6,000	27,663
Nippon Flour Mills Co., Ltd.	19,261	95,332
Nippon Meat Packers, Inc.	2,000	26,088
Nippon Suisan Kaisha, Ltd.§	18,059	56,870
Prima Meat Packers, Ltd.	27,882	31,211
Showa Sangyo Co., Ltd.	4,000	11,718
Starzen Co., Ltd.	8,000	23,343
Warabeya Nichiyo Co., Ltd.	3,225	42,033
Yonekyu Corp.	6,136	50,898
		801,989
Gas Utilities (0.2%)
Osaka Gas Co., Ltd.	21,000	81,490
Toho Gas Co., Ltd.	3,000	14,992
Tokyo Gas Co., Ltd.	25,000	110,823
		207,305
Health Care Equipment & Supplies (0.1%)
Aloka Co., Ltd.	2,210	28,581
Nipro Corp.	4,000	80,120
Terumo Corp.	400	22,458
		131,159
Health Care Providers & Services (0.1%)
As One Corp.	1,133	23,319
Mediceo Paltac Holdings Co., Ltd.	5,224	57,544
Ship Healthcare Holdings, Inc.	2,000	26,193
		107,056
Hotels, Restaurants & Leisure (0.2%)
Hurxley Corp.	1,850	11,398
Kyoritsu Maintenance Co., Ltd.	2,926	49,762

See Accompanying Notes to Financial Statements.

Credit Suisse Trust — International Equity Flex III Portfolio
Schedule of Investments (continued)
December 31, 2010

	Number of Shares	Value
LONG STOCK POSITIONS
COMMON STOCKS
Japan
Hotels, Restaurants & Leisure
McDonald's Holdings Co. Japan, Ltd.§	760	$19,063
Pacific Golf Group International Holdings KK§	120	83,063
Resort Solution Co., Ltd.	4,000	7,835
Tokyo Dome Corp.	31,796	86,331
		257,452
Household Durables (1.1%)
Casio Computer Co., Ltd.§	8,242	66,222
Corona Corp.	2,420	23,424
Foster Electric Co., Ltd.	700	20,661
Fuji Corp.	3,600	19,171
Fujitsu General, Ltd.§	9,000	54,094
Hitachi Koki Co., Ltd.§	2,090	19,611
Mitsui Home Co., Ltd.	5,000	26,449
PanaHome Corp.	11,000	69,392
Panasonic Corp.	21,880	309,243
Pioneer Corp.*	5,900	24,323
Sangetsu Co., Ltd.	2,300	53,907
Sanyo Housing Nagoya Co., Ltd.	22	22,604
Sharp Corp.§	11,983	123,097
Sony Corp.§	10,838	388,023
Sumitomo Forestry Co., Ltd.	8,800	77,133
Tact Home Co., Ltd.	28	32,713
Token Corp.	690	25,932
		1,355,999
Independent Power Producers & Energy Traders (0.1%)
Electric Power Development Co., Ltd.§	2,800	87,782
Insurance (0.4%)
Mitsui Sumitomo Insurance Group Holdings, Inc.	4,881	121,970
NKSJ Holdings, Inc.*	13,573	99,672
T&D Holdings, Inc.§	1,650	41,666
The Dai-ichi Life Insurance Co., Ltd.	54	87,484
Tokio Marine Holdings, Inc.	7,548	224,467
		575,259
Internet & Catalog Retail (0.1%)
Image Holdings Co., Ltd.*§	2,818	9,295
Nissen Holdings Co., Ltd.	8,063	41,256
Scroll Corp.	4,883	20,940
Senshukai Co., Ltd.§	1,825	11,183
		82,674
Internet Software & Services (0.0%)
Asahi Net, Inc.	2,000	7,783
eAccess, Ltd.§	76	45,805
		53,588

See Accompanying Notes to Financial Statements.

Credit Suisse Trust — International Equity Flex III Portfolio
Schedule of Investments (continued)
December 31, 2010

	Number of Shares	Value
LONG STOCK POSITIONS
COMMON STOCKS
Japan
IT Services (0.1%)
Argo Graphics, Inc.	800	$10,281
CAC Corp.§	4,500	34,702
JBIS Holdings, Inc.	2,368	9,781
NEC Fielding, Ltd.	1,300	16,845
NS Solutions Corp.	1,300	28,322
NTT Data Corp.	12	41,426
Obic Co., Ltd.	40	8,223
Panasonic Electric Works Information Systems Co., Ltd.	400	10,862
		160,442
Leisure Equipment & Products (0.3%)
Daikoku Denki Co., Ltd.	1,100	14,046
GLOBERIDE, Inc.§	16,666	20,094
Mizuno Corp.	12,607	64,817
Namco Bandai Holdings, Inc.§	7,700	82,622
Nikon Corp.	2,900	58,603
Roland Corp.	600	7,452
Sankyo Co., Ltd.	754	42,528
Sega Sammy Holdings, Inc.	700	13,290
SRI Sports, Ltd.	33	36,458
Yamaha Corp.	2,100	25,953
		365,863
Machinery (1.6%)
Aida Engineering, Ltd.	4,300	19,611
Amada Co., Ltd.	5,279	42,826
Bando Chemical Industries, Ltd.	12,703	50,432
CKD Corp.	1,000	8,540
Daido Kogyo Co., Ltd.	4,000	7,961
Daifuku Co., Ltd.	16,000	111,709
Ebara Corp.*	8,000	39,185
Fanuc, Ltd.§	2,058	314,908
Hitachi Zosen Corp.§	32,158	48,644
Hosokawa Micron Corp.	2,250	9,395
IHI Corp.§	17,000	37,782
JTEKT Corp.	7,792	91,524
Kato Works Co., Ltd.	14,836	32,752
Kito Corp.	3	2,924
Komatsu, Ltd.	6,448	194,268
Kubota Corp.§	4,000	37,724
Kyokuto Kaihatsu Kogyo Co., Ltd.	4,914	20,598
Maezawa Kyuso Industries Co., Ltd.	632	7,788
Makita Corp.	2,889	117,682
Max Co., Ltd.	4,000	47,283
Minebea Co., Ltd.	6,878	43,192
Mitsubishi Heavy Industries, Ltd.§	20,000	74,948
Mitsuboshi Belting Co., Ltd.	6,000	34,808

See Accompanying Notes to Financial Statements.

Credit Suisse Trust — International Equity Flex III Portfolio
Schedule of Investments (continued)
December 31, 2010

	Number of Shares	Value
LONG STOCK POSITIONS
COMMON STOCKS
Japan
Machinery
Mitsui Engineering & Shipbuilding Co., Ltd.§	30,072	$79,375
Nachi-Fujikoshi Corp.	3,000	10,052
Nippon Yusoki Co., Ltd.	3,666	9,439
NSK, Ltd.	7,580	68,241
NTN Corp.	21,796	115,147
O-M, Ltd.	9,333	37,154
Obara Corp.	1,339	14,170
Oiles Corp.	1,300	24,031
Ryobi, Ltd.*§	3,000	13,692
Sasebo Heavy Industries Co., Ltd.§	44,190	90,243
Shinmaywa Industries, Ltd.	10,000	43,180
SMC Corp.	193	32,969
Sumitomo Heavy Industries, Ltd.	5,908	37,829
Tadano, Ltd.§	1,286	6,902
TOKYO KEIKI, Inc.	8,058	12,423
Tokyo Kikai Seisakusho, Ltd.*	20,000	18,899
Tsurumi Manufacturing Co., Ltd.	2,000	13,544
		2,023,774
Marine (0.2%)
Iino Kaiun Kaisha Ltd.§	4,500	20,247
Japan Transcity Corp.	7,500	26,010
Kawasaki Kisen Kaisha, Ltd.§	10,000	43,583
Mitsui OSK Lines, Ltd.	10,000	67,832
Nippon Yusen KK§	22,706	100,070
		257,742
Media (0.2%)
Amuse, Inc.	800	9,561
Avex Group Holdings, Inc.	1,959	28,629
Horipro, Inc.	1,635	14,158
Nippon Television Network Corp.	290	45,530
SKY Perfect JSAT Holdings, Inc.§	227	87,655
Tow Co., Ltd.	2,666	15,522
TV Asahi Corp.	5	8,693
Zenrin Co., Ltd.§	2,100	23,404
		233,152
Metals & Mining (0.7%)
Aichi Steel Corp.	5,000	34,199
Dowa Holdings Co., Ltd.	4,000	26,160
JFE Holdings, Inc.	4,300	149,247
Kobe Steel, Ltd.	16,621	42,041
Maruichi Steel Tube, Ltd.	500	10,613
Mitsubishi Materials Corp.*§	7,262	23,101
Mitsui Mining & Smelting Co., Ltd.	14,000	46,093
Nichia Steel Works, Ltd.	9,000	23,796

See Accompanying Notes to Financial Statements.

Credit Suisse Trust — International Equity Flex III Portfolio
Schedule of Investments (continued)
December 31, 2010

	Number of Shares	Value
LONG STOCK POSITIONS
COMMON STOCKS
Japan
Metals & Mining
Nippon Steel Corp.	31,977	$114,676
Nittetsu Mining Co., Ltd.	18,799	94,500
Pacific Metals Co., Ltd.§	5,000	42,353
Sumitomo Metal Industries, Ltd.	20,263	49,727
Sumitomo Metal Mining Co., Ltd.	5,000	87,182
Toho Zinc Co., Ltd.	8,000	42,482
Tokyo Tekko Co., Ltd.	14,039	36,919
Yamato Kogyo Co., Ltd.	300	9,029
Yodogawa Steel Works, Ltd.	4,000	18,580
		850,698
Office Electronics (0.9%)
Brother Industries, Ltd.	6,500	96,033
Canon, Inc.§	14,814	761,722
Konica Minolta Holdings, Inc.	4,173	43,175
Ricoh Co., Ltd.	12,985	189,533
Toshiba TEC Corp.	5,000	24,164
		1,114,627
Oil, Gas & Consumable Fuels (0.5%)
AOC Holdings, Inc.*§	9,474	64,512
Cosmo Oil Co., Ltd.§	17,802	58,198
Idemitsu Kosan Co., Ltd.	100	10,608
INPEX Corp.	17	99,374
Itochu Enex Co., Ltd.	12,836	69,466
JX Holdings, Inc.	23,700	160,547
San-Ai Oil Co., Ltd.	8,800	43,259
Showa Shell Sekiyu KK§	11,500	105,182
Sinanen Co., Ltd.	2,000	9,201
TonenGeneral Sekiyu KK§	7,614	83,165
		703,512
Paper & Forest Products (0.1%)
Chuetsu Pulp & Paper Co., Ltd.	7,000	12,667
Nakabayashi Co., Ltd.	3,428	7,720
Nippon Paper Group, Inc.§	3,200	83,853
		104,240
Personal Products (0.1%)
Kao Corp.	3,000	80,710
Pharmaceuticals (1.1%)
ASKA Pharmaceutical Co., Ltd.	4,833	36,446
Astellas Pharma, Inc.§	7,900	300,557
Daiichi Sankyo Co., Ltd.§	4,891	106,936
Eisai Co., Ltd.§	5,300	191,675
Kaken Pharmaceutical Co., Ltd.	6,000	72,850
Kyorin Co., Ltd.	2,000	34,904

See Accompanying Notes to Financial Statements.

Credit Suisse Trust — International Equity Flex III Portfolio
Schedule of Investments (continued)
December 31, 2010

	Number of Shares	Value
LONG STOCK POSITIONS
COMMON STOCKS
Japan
Pharmaceuticals
Mochida Pharmaceutical Co., Ltd.§	7,000	$74,990
Ono Pharmaceutical Co., Ltd.	1,600	74,689
Shionogi & Co., Ltd.	1,000	19,728
Takeda Pharmaceutical Co., Ltd.§	10,700	526,197
		1,438,972
Professional Services (0.0%)
Pasona Group, Inc.	23	17,169
Real Estate Investment Trusts (0.3%)
Japan Prime Realty Investment Corp.§	20	61,565
Japan Real Estate Investment Corp.	6	62,223
Japan Retail Fund Investment Corp.	49	93,803
Nippon Building Fund, Inc.§	3	30,777
Nomura Real Estate Office Fund, Inc.	15	108,332
		356,700
Real Estate Management & Development (0.5%)
Airport Facilities Co., Ltd.	6,700	29,176
Daito Trust Construction Co., Ltd.	1,393	95,301
Daiwa House Industry Co., Ltd.	3,000	36,788
Mitsubishi Estate Co., Ltd.	8,559	158,346
Mitsui Fudosan Co., Ltd.	6,910	137,470
Nisshin Fudosan Co., Ltd.	4,900	39,733
Sumitomo Realty & Development Co., Ltd.	1,000	23,815
Tokyo Tatemono Co., Ltd.§	11,000	50,753
Tokyu Land Corp.	21,811	109,260
		680,642
Road & Rail (0.7%)
Central Japan Railway Co.§	22	184,100
East Japan Railway Co.	4,300	279,316
ICHINEN HOLDINGS Co., Ltd.	4,050	20,843
KRS Corp.	960	10,166
Maruwn Corp.	2,300	6,172
Nippon Express Co., Ltd.	16,000	71,929
Sankyu, Inc.	10,000	45,342
Senko Co., Ltd.	6,800	24,271
Tokyu Corp.	13,000	59,531
Tonami Holdings Co., Ltd.	6,332	12,083
West Japan Railway Co.	39	145,720
		859,473
Semiconductors & Semiconductor Equipment (0.2%)
Dainippon Screen Manufacturing Co., Ltd.*	2,000	14,157
Elpida Memory, Inc.*§	1,900	21,998
Mimasu Semiconductor Industry Co., Ltd.	4,800	55,595
Rohm Co., Ltd.§	600	39,061

See Accompanying Notes to Financial Statements.

Credit Suisse Trust — International Equity Flex III Portfolio
Schedule of Investments (continued)
December 31, 2010

	Number of Shares	Value
LONG STOCK POSITIONS
COMMON STOCKS
Japan
Semiconductors & Semiconductor Equipment
Shinko Electric Industries Co., Ltd.§	1,700	$18,986
Tokyo Electron, Ltd.§	1,966	123,912
		273,709
Software (0.4%)
Computer Engineering & Consulting, Ltd.	1,900	9,793
Computer Institute of Japan, Ltd.	2,504	8,503
Jastec Co., Ltd.	1,088	6,391
Konami Corp.§	2,523	53,437
Nintendo Co., Ltd.§	1,200	350,709
SRA Holdings	2,884	31,852
Trend Micro, Inc.*§	1,500	49,330
		510,015
Specialty Retail (0.4%)
Aoyama Trading Co., Ltd.	2,333	42,104
Arc Land Sakamoto Co., Ltd.	2,052	25,166
Chiyoda Co., Ltd.§	4,004	53,076
DCM Holdings Co., Ltd.§	16,900	106,276
EDION Corp.	2,400	21,501
Fast Retailing Co., Ltd.	72	11,433
Geo Corp.	43	48,920
Hard Off Corp. Co., Ltd.	1,600	8,235
Hikari Tsushin, Inc.§	1,287	28,039
K's Holding Corp.	300	8,152
Keiyo Co., Ltd.§	6,073	31,113
Right On Co., Ltd.§	3,307	18,916
T-Gaia Corp.§	33	58,680
Taka-Q, Ltd.	4,000	8,020
Top Culture Co., Ltd.	1,433	6,372
Yamada Denki Co., Ltd.§	268	18,252
		494,255
Textiles, Apparel & Luxury Goods (0.3%)
Atsugi Co., Ltd.	26,926	34,766
Daidoh, Ltd.§	1,036	9,209
Kurabo Industries, Ltd.	22,418	40,537
Nisshinbo Holdings, Inc.	8,969	98,002
Onward Holdings Co., Ltd.§	3,000	25,946
Tasaki Shinju Co., Ltd.*	7,679	6,705
The Japan Wool Textile Co., Ltd.	3,000	24,444
Toyobo Co., Ltd.	40,000	71,340
Yamato International, Inc.	1,600	7,363
		318,312
Thrifts & Mortgage Finance (0.0%)
Asax Co., Ltd.	7	7,668

See Accompanying Notes to Financial Statements.

Credit Suisse Trust — International Equity Flex III Portfolio
Schedule of Investments (continued)
December 31, 2010

	Number of Shares	Value
LONG STOCK POSITIONS
COMMON STOCKS
Japan
Tobacco (0.1%)
Japan Tobacco, Inc.	50	$184,822
Trading Companies & Distributors (1.7%)
Furusato Industries, Ltd.	1,416	9,165
Hanwa Co., Ltd.§	20,159	92,536
Inaba Denki Sangyo Co., Ltd	3,013	85,203
Inabata & Co., Ltd.	3,466	21,013
ITOCHU Corp.	15,621	157,558
Iwatani Corp.	16,000	48,240
Jalux, Inc.*	1,900	15,961
Japan Pulp & Paper Co., Ltd.	9,273	33,043
JFE Shoji Holdings, Inc.§	10,000	46,521
Kamei Corp.	5,000	24,172
Kanaden Corp.	1,000	6,061
Kanematsu Corp.*§	110,000	105,359
Kuroda Electric Co., Ltd.	5,937	83,093
Kyokuto Boeki Kaisha, Ltd.	4,666	8,482
Marubeni Corp.	24,827	173,991
Mitsubishi Corp.	12,115	326,862
Mitsui & Co., Ltd.§	17,183	283,024
NEC Capital Solutions Ltd.	4,055	60,084
Onoken Co., Ltd.	4,800	43,917
Sato Shoji Corp.	1,500	9,265
Seika Corp.	10,759	27,511
Shinwa Co., Ltd.	800	9,671
Sojitz Corp.§	31,281	68,471
Sumikin Bussan Corp.	25,666	61,874
Sumitomo Corp.§	14,379	202,629
Tokyo Sangyo Co., Ltd.	2,500	7,753
Toyota Tsusho Corp.	4,300	75,378
Tsubakimoto Kogyo Co., Ltd.	4,000	10,858
Yamazen Corp.	4,600	24,594
		2,122,289
Transportation Infrastructure (0.1%)
Mitsui-Soko Co., Ltd.	21,000	87,416
Nissin Corp.	10,500	26,798
The Yasuda Warehouse Co., Ltd.	3,000	17,938
		132,152
Wireless Telecommunication Services (0.6%)
KDDI Corp.§	41	236,684
NTT DoCoMo, Inc.	172	299,870
Softbank Corp.	6,400	220,906
		757,460
TOTAL JAPAN		36,005,519

See Accompanying Notes to Financial Statements.

Credit Suisse Trust — International Equity Flex III Portfolio
Schedule of Investments (continued)
December 31, 2010

	Number of Shares	Value
LONG STOCK POSITIONS
COMMON STOCKS
Luxembourg (0.6%)
Energy Equipment & Services (0.4%)
Tenaris SA	23,178	$570,661
Metals & Mining (0.2%)
ArcelorMittal	6,805	259,992
TOTAL LUXEMBOURG		830,653
Netherlands (3.6%)
Beverages (0.1%)
Heineken NV	2,445	120,390
Chemicals (0.4%)
Koninklijke DSM NV	9,361	535,698
Construction & Engineering (0.3%)
Imtech NV	3,171	120,930
Koninklijke BAM Groep NV	13,118	81,005
Koninklijke Boskalis Westminster NV	2,561	122,759
		324,694
Construction Materials (0.0%)
James Hardie Industries NV*	3,734	25,949
Diversified Financial Services (0.2%)
ING Groep NV*	20,482	200,601
Diversified Telecommunication Services (0.5%)
Koninklijke KPN NV	47,006	689,258
Energy Equipment & Services (0.0%)
Fugro NV	381	31,493
Food & Staples Retailing (0.4%)
Koninklijke Ahold NV	38,283	507,711
Food Products (1.1%)
CSM	8,039	282,692
Nutreco Holding NV	4,491	342,433
Unilever NV	25,667	803,889
		1,429,014
Industrial Conglomerates (0.2%)
Koninklijke Philips Electronics NV	7,813	240,465
Insurance (0.1%)
Brit Insurance Holdings NV*	7,257	118,756
Real Estate Investment Trusts (0.3%)
Wereldhave NV	4,219	413,994
TOTAL NETHERLANDS		4,638,023

See Accompanying Notes to Financial Statements.

Credit Suisse Trust — International Equity Flex III Portfolio
Schedule of Investments (continued)
December 31, 2010

	Number of Shares	Value
LONG STOCK POSITIONS
COMMON STOCKS
Norway (1.2%)
Chemicals (0.2%)
Yara International ASA§	4,911	$286,972
Diversified Telecommunication Services (0.4%)
Telenor ASA	35,726	584,426
Energy Equipment & Services (0.1%)
Aker Solutions ASA§	6,137	105,107
Industrial Conglomerates (0.0%)
Orkla ASA	1,304	12,769
Insurance (0.1%)
Storebrand ASA*	9,405	70,841
Oil, Gas & Consumable Fuels (0.4%)
StatoilHydro ASA§	20,021	478,711
TOTAL NORWAY		1,538,826
Portugal (0.7%)
Commercial Banks (0.2%)
Banco Comercial Portugues SA R Shares§	257,922	201,363
Electric Utilities (0.2%)
EDP - Energias de Portugal SA	58,709	196,244
Food & Staples Retailing (0.1%)
Jeronimo Martins SGPS SA	11,594	177,472
Transportation Infrastructure (0.2%)
Brisa Auto-Estradas de Portugal SA§	41,522	290,765
TOTAL PORTUGAL		865,844
Singapore (1.3%)
Diversified Financial Services (1.3%)
iShares MSCI Singapore Index Fund	117,181	1,622,957
TOTAL SINGAPORE		1,622,957
Spain (4.7%)
Commercial Banks (1.1%)
Banco Bilbao Vizcaya Argentaria SA§	44,255	452,784
Banco Popular Espanol SA§	23,637	122,359
Banco Santander SA	74,783	800,000
		1,375,143
Construction & Engineering (0.7%)
ACS Actividades de Construccion y Servicios SA§	6,137	289,350
Ferrovial SA§	22,908	229,668
Fomento de Construcciones y Contratas SA§	16,852	445,551
		964,569

See Accompanying Notes to Financial Statements.

Credit Suisse Trust — International Equity Flex III Portfolio
Schedule of Investments (continued)
December 31, 2010

	Number of Shares	Value
LONG STOCK POSITIONS
COMMON STOCKS
Spain
Diversified Financial Services (0.4%)
Criteria Caixacorp SA§	86,328	$462,886
Diversified Telecommunication Services (1.2%)
Telefonica SA	64,778	1,484,685
Electric Utilities (0.6%)
Endesa SA§	16,037	417,175
Iberdrola SA§	41,275	321,285
		738,460
Food Products (0.1%)
Ebro Foods SA	3,352	71,395
IT Services (0.0%)
Indra Sistemas SA§	2,660	45,772
Media (0.1%)
Gestevision Telecinco SA	14,685	162,394
Oil, Gas & Consumable Fuels (0.4%)
Repsol YPF SA	19,618	551,530
Specialty Retail (0.1%)
Inditex SA§	2,111	158,636
TOTAL SPAIN		6,015,470
Sweden (6.0%)
Building Products (0.2%)
Assa Abloy AB Class B	7,310	206,291
Capital Markets (0.0%)
Ratos AB B Shares	1,148	42,462
Commercial Banks (0.3%)
Nordea Bank AB	9,808	106,685
Svenska Handelsbanken AB A Shares	10,407	332,804
		439,489
Commercial Services & Supplies (0.2%)
Securitas AB B Shares§	26,901	315,142
Communications Equipment (0.3%)
Telefonaktiebolaget LM Ericsson B Shares	37,100	430,124
Construction & Engineering (0.4%)
Skanska AB B Shares§	26,025	516,153
Diversified Financial Services (0.2%)
Industrivarden AB A Shares	13,775	245,554
Diversified Telecommunication Services (0.5%)
Tele2 AB B Shares	20,612	427,827
TeliaSonera AB	22,443	178,241
		606,068

See Accompanying Notes to Financial Statements.

Credit Suisse Trust — International Equity Flex III Portfolio
Schedule of Investments (continued)
December 31, 2010

	Number of Shares	Value
LONG STOCK POSITIONS
COMMON STOCKS
Sweden
Health Care Equipment & Supplies (0.1%)
Elekta AB B Shares	2,757	$106,015
Getinge AB B Shares	912	19,100
		125,115
Household Durables (0.3%)
Electrolux AB Series B	3,617	102,685
Husqvarna AB B Shares§	26,464	221,221
		323,906
Machinery (2.0%)
Alfa Laval AB§	25,190	532,058
Atlas Copco AB A Shares§	24,549	619,960
Atlas Copco AB B Shares	8,305	188,081
Hexagon AB B Shares	8,284	177,991
Sandvik AB	4,473	87,313
Scania AB B Shares	22,031	507,344
SKF AB B Shares	11,817	337,359
Volvo AB B Shares*	3,287	57,927
		2,508,033
Metals & Mining (0.2%)
Boliden AB	9,733	198,382
Paper & Forest Products (0.6%)
Holmen AB B Shares	8,392	276,373
Svenska Cellulosa AB B Shares§	33,678	531,958
		808,331
Pharmaceuticals (0.0%)
Meda AB	6,083	46,391
Specialty Retail (0.3%)
Hennes & Mauritz AB B Shares	11,503	383,268
Tobacco (0.4%)
Swedish Match AB	18,371	532,581
TOTAL SWEDEN		7,727,290
Switzerland (7.7%)
Biotechnology (0.1%)
BB Biotech AG	1,860	123,302
Building Products (0.0%)
Geberit AG	134	31,080
Capital Markets (0.4%)
Julius Baer Group, Ltd.	1,065	50,022
UBS AG*	29,606	487,603
		537,625

See Accompanying Notes to Financial Statements.

Credit Suisse Trust — International Equity Flex III Portfolio
Schedule of Investments (continued)
December 31, 2010

	Number of Shares	Value
LONG STOCK POSITIONS
COMMON STOCKS
Switzerland
Chemicals (0.2%)
Clariant AG*	4,398	$89,391
Syngenta AG	317	93,213
		182,604
Diversified Telecommunication Services (0.3%)
Swisscom AG	974	429,489
Electrical Equipment (0.2%)
ABB, Ltd.*	10,029	224,623
Energy Equipment & Services (0.2%)
Transocean, Ltd.*	3,500	241,861
Food Products (2.0%)
Nestle SA§	43,771	2,572,244
Insurance (0.9%)
Baloise Holding AG	4,988	486,720
Helvetia Holding AG	703	271,231
Zurich Financial Services AG	1,357	352,511
		1,110,462
Machinery (0.4%)
Schindler Holding AG	3,520	417,695
Sulzer AG	706	108,043
		525,738
Pharmaceuticals (2.6%)
Novartis AG	31,630	1,867,711
Roche Holding AG§	10,399	1,529,161
		3,396,872
Textiles, Apparel & Luxury Goods (0.4%)
Compagnie Financiere Richemont SA Class A	2,170	128,001
The Swatch Group AG	2,652	214,652
The Swatch Group AG BR Shares	322	144,017
		486,670
TOTAL SWITZERLAND		9,862,570
United Kingdom (23.8%)
Aerospace & Defense (0.2%)
BAE Systems PLC	51,584	266,816
Rolls-Royce Group PLC*	5,323	52,081
		318,897
Auto Components (0.1%)
GKN PLC	28,693	100,013
Beverages (0.1%)
Diageo PLC	9,561	177,892

See Accompanying Notes to Financial Statements.

Credit Suisse Trust — International Equity Flex III Portfolio
Schedule of Investments (continued)
December 31, 2010

	Number of Shares	Value
LONG STOCK POSITIONS
COMMON STOCKS
United Kingdom
Biotechnology (0.0%)
Genus PLC	2,410	$32,380
Capital Markets (1.1%)
3i Group PLC§	93,478	482,246
Aberdeen Asset Management PLC	709	2,259
Collins Stewart PLC	22,253	27,263
Intermediate Capital Group PLC	15,921	83,292
Man Group PLC	79,206	368,814
Schroders PLC§	16,491	480,225
		1,444,099
Chemicals (0.4%)
Croda International PLC§	15,111	384,125
Filtrona PLC	23,480	89,286
Yule Catto & Co. PLC	10,068	31,684
		505,095
Commercial Banks (2.8%)
Barclays PLC	175,194	727,103
HSBC Holdings PLC§	172,331	1,768,654
Lloyds Banking Group PLC*	169,979	176,207
Royal Bank of Scotland Group PLC*	122,888	75,785
Standard Chartered PLC	33,487	907,805
		3,655,554
Communications Equipment (0.1%)
Spirent Communications PLC	49,379	114,377
Construction & Engineering (0.5%)
Carillion PLC	73,636	444,491
Interserve PLC	49,053	177,363
		621,854
Consumer Finance (0.1%)
International Personal Finance PLC	12,131	73,155
Containers & Packaging (0.1%)
DS Smith PLC	50,627	160,443
Distributors (0.1%)
Inchcape PLC*	11,753	65,829
Diversified Telecommunication Services (0.5%)
BT Group PLC	232,403	662,849
Electronic Equipment, Instruments & Components (0.4%)
Diploma PLC	12,909	56,288
Domino Printing Sciences	4,080	41,543
Electrocomponents PLC	16,786	70,021

See Accompanying Notes to Financial Statements.

Credit Suisse Trust — International Equity Flex III Portfolio
Schedule of Investments (continued)
December 31, 2010

	Number of Shares	Value
LONG STOCK POSITIONS
COMMON STOCKS
United Kingdom
Electronic Equipment, Instruments & Components
Premier Farnell PLC	63,264	$284,269
TT electronics PLC	23,115	62,534
		514,655
Energy Equipment & Services (0.1%)
Petrofac, Ltd.	6,404	159,790
Food & Staples Retailing (0.5%)
J Sainsbury PLC	60,191	355,102
Tesco PLC	39,089	260,290
		615,392
Food Products (0.3%)
Unilever PLC	12,690	391,428
Health Care Providers & Services (0.0%)
Synergy Health PLC	2,704	37,164
Hotels, Restaurants & Leisure (0.1%)
Compass Group PLC	4,761	43,392
Rank Group PLC	25,848	51,246
		94,638
Household Durables (0.0%)
Persimmon PLC	7,958	52,006
Household Products (0.1%)
McBride PLC	12,202	35,957
Reckitt Benckiser Group PLC	2,260	124,857
		160,814
Independent Power Producers & Energy Traders (0.4%)
International Power PLC	77,148	530,563
Industrial Conglomerates (0.2%)
Cookson Group PLC*	14,567	150,643
Smiths Group PLC	3,104	60,595
		211,238
Insurance (1.2%)
Aviva PLC	47,328	292,142
Legal & General Group PLC	324,760	493,931
Old Mutual PLC	293,461	567,498
RSA Insurance Group PLC	66,965	131,468
		1,485,039
IT Services (0.1%)
Computacenter PLC§	12,316	74,487
Machinery (0.8%)
Fenner PLC§	28,820	161,758
IMI PLC	14,043	208,161

See Accompanying Notes to Financial Statements.

Credit Suisse Trust — International Equity Flex III Portfolio
Schedule of Investments (continued)
December 31, 2010

	Number of Shares	Value
LONG STOCK POSITIONS
COMMON STOCKS
United Kingdom
Machinery
Melrose PLC	40,514	$197,320
Senior PLC	76,831	181,278
The Weir Group PLC§	10,816	301,762
		1,050,279
Media (0.3%)
Euromoney Institutional Investor PLC§	5,536	60,042
Pearson PLC	13,527	214,070
Trinity Mirror PLC*	68,091	74,092
		348,204
Metals & Mining (2.8%)
Anglo American PLC	7,222	379,391
BHP Billiton PLC	35,346	1,428,013
Hill & Smith Holdings PLC	8,340	36,234
Kazakhmys PLC	2,757	70,279
Rio Tinto PLC	19,699	1,410,081
Xstrata PLC	12,091	287,716
		3,611,714
Multi-Utilities (0.6%)
Centrica PLC§	142,459	741,228
Multiline Retail (0.4%)
Next PLC	14,858	460,817
Oil, Gas & Consumable Fuels (4.9%)
BG Group PLC	18,153	369,787
BP PLC	241,265	1,785,832
Royal Dutch Shell PLC A Shares§	66,871	2,662,957
Royal Dutch Shell PLC B Shares	44,881	1,492,467
		6,311,043
Paper & Forest Products (0.3%)
Mondi PLC	51,962	419,733
Pharmaceuticals (2.3%)
AstraZeneca PLC	26,864	1,229,462
GlaxoSmithKline PLC	78,587	1,530,435
Shire PLC	9,599	232,426
		2,992,323
Specialty Retail (0.3%)
Kingfisher PLC	41,374	171,166
WH Smith PLC	19,525	149,503
		320,669
Thrifts & Mortgage Finance (0.1%)
Paragon Group of Cos. PLC	45,025	126,780

See Accompanying Notes to Financial Statements.

Credit Suisse Trust — International Equity Flex III Portfolio
Schedule of Investments (continued)
December 31, 2010

	Number of Shares	Value
LONG STOCK POSITIONS
COMMON STOCKS
United Kingdom
Tobacco (0.4%)
British American Tobacco PLC	14,789	$571,267
Trading Companies & Distributors (0.1%)
Bunzl PLC	4,102	46,252
Wolseley PLC*	3,100	99,655
		145,907
Wireless Telecommunication Services (1.0%)
Vodafone Group PLC	481,635	1,269,679
TOTAL UNITED KINGDOM		30,629,294
TOTAL COMMON STOCKS (Cost $132,077,454)		159,088,096
PREFERRED STOCKS (0.9%)
Germany (0.9%)
Automobiles (0.5%)
Porsche Automobil Holding SE	2,009	161,102
Volkswagen AG	2,434	397,293
		558,395
Health Care Providers & Services (0.0%)
Fresenius SE	411	35,351
Household Products (0.4%)
Henkel AG & Co. KGaA	8,924	555,473
TOTAL GERMANY		1,149,219
TOTAL PREFERRED STOCKS (Cost $830,877)		1,149,219
TOTAL LONG STOCK POSITIONS (Cost $132,908,331)		160,237,315
RIGHTS (0.0%)
United Kingdom (0.0%)
Chemicals (0.0%)
Yule Catto & Co. PLC, strike price 1.16 GBP, expires 01/17/11* (Cost $6,760)	13,424	18,548
TOTAL UNITED KINGDOM		18,548
WARRANTS (0.0%)
Italy (0.0%)
Capital Markets (0.0%)
Mediobanca SpA, strike price 0.04 EUR, expires 03/18/11*	4,093	30
Commercial Banks (0.0%)
Unione di Banche Italiane SCPA, strike price 12.30 EUR, expires 06/30/11*	1,496	7
TOTAL ITALY		37
TOTAL WARRANTS (Cost $0)		37

See Accompanying Notes to Financial Statements.

Credit Suisse Trust — International Equity Flex III Portfolio
Schedule of Investments (continued)
December 31, 2010

	Number of Shares	Value
SHORT-TERM INVESTMENTS (9.1%)
State Street Navigator Prime Portfolio, 0.3426%§§	10,797,489	$10,797,489
	Par (000)
State Street Bank and Trust Co. Euro Time Deposit, 0.010%, 01/03/11	$898	898,000
TOTAL SHORT-TERM INVESTMENTS (Cost $11,695,489)		11,695,489
TOTAL INVESTMENTS AT VALUE (133.6%) (Cost $144,610,580)		171,951,389
TOTAL SECURITIES SOLD SHORT (-25.2%) (Proceeds $30,249,352)		(32,413,945)
LIABILITIES IN EXCESS OF OTHER ASSETS (-8.4%)		(10,789,051)
NET ASSETS (100.0%)		$128,748,393
	Number of Shares
SHORT STOCK POSITIONS (-25.2%)
COMMON STOCKS (-25.2%)
Austria (-0.1%)
Metals & Mining (-0.1%)
Randgold Resources, Ltd.	(851)	(70,471)
TOTAL AUSTRIA		(70,471)
Belgium (-0.9%)
Chemicals (-0.1%)
Solvay SA	(1,513)	(161,961)
Commercial Banks (-0.1%)
Dexia SA*	(33,069)	(115,338)
KBC Groep NV*	(1,359)	(46,487)
		(161,825)
Diversified Financial Services (-0.4%)
Ackermans & van Haaren NV	(436)	(36,550)
Groupe Bruxelles Lambert SA	(3,529)	(298,090)
Nationale A Portefeuille	(2,288)	(112,398)
		(447,038)
Insurance (-0.1%)
Fortis	(50,000)	(114,729)
Real Estate Investment Trusts (-0.2%)
Cofinimmo	(1,625)	(212,366)
Wireless Telecommunication Services (-0.0%)
Mobistar SA	(398)	(25,927)
TOTAL BELGIUM		(1,123,846)

See Accompanying Notes to Financial Statements.

Credit Suisse Trust — International Equity Flex III Portfolio
Schedule of Investments (continued)
December 31, 2010

	Number of Shares	Value
SHORT STOCK POSITIONS
COMMON STOCKS
Canada (0.0%)
Independent Power Producers & Energy Traders (-0.0%)
Etrion Corp.*	(7,234)	$(4,982)
TOTAL CANADA		(4,982)
Denmark (-0.5%)
Chemicals (-0.1%)
Novozymes AS B Shares	(1,151)	(161,273)
Electrical Equipment (-0.1%)
Vestas Wind Systems AS*	(4,029)	(128,132)
Marine (-0.1%)
D/S Norden	(2,267)	(82,749)
Road & Rail (-0.2%)
DSV AS	(12,918)	(287,548)
TOTAL DENMARK		(659,702)
Finland (-0.7%)
Diversified Financial Services (-0.2%)
Pohjola Bank PLC	(19,177)	(230,971)
Diversified Telecommunication Services (-0.1%)
Elisa Oyj	(7,604)	(166,204)
Media (-0.2%)
Sanoma Oyj	(10,774)	(234,591)
Metals & Mining (-0.2%)
Rautaruukki Oyj	(9,180)	(216,406)
Oil, Gas & Consumable Fuels (-0.0%)
Neste Oil Oyj	(1,588)	(25,492)
TOTAL FINLAND		(873,664)
France (-3.4%)
Aerospace & Defense (-0.0%)
Thales SA	(1,564)	(54,997)
Airlines (-0.2%)
Air France-KLM*	(15,869)	(290,820)
Beverages (-0.2%)
Pernod-Ricard SA	(2,056)	(194,289)
Communications Equipment (-0.1%)
Alcatel-Lucent*	(20,985)	(61,633)
Construction & Engineering (-0.2%)
Eiffage SA	(4,993)	(221,326)
Construction Materials (-0.1%)
Imerys SA	(1,974)	(132,276)

See Accompanying Notes to Financial Statements.

Credit Suisse Trust — International Equity Flex III Portfolio
Schedule of Investments (continued)
December 31, 2010

	Number of Shares	Value
SHORT STOCK POSITIONS
COMMON STOCKS
France
Diversified Telecommunication Services (-0.2%)
Iliad SA	(2,192)	$(239,459)
Electric Utilities (-0.1%)
Electricite de France	(4,128)	(170,192)
Energy Equipment & Services (-0.1%)
Cie Generale de Geophysique-Veritas*	(2,133)	(65,370)
Food & Staples Retailing (-0.1%)
Casino Guichard Perrachon SA	(1,514)	(148,307)
Health Care Equipment & Supplies (-0.3%)
BioMerieux	(2,345)	(232,331)
Cie Generale d'Optique Essilor International SA	(3,123)	(202,007)
		(434,338)
Hotels, Restaurants & Leisure (-0.4%)
Accor SA	(6,568)	(293,868)
Sodexo	(2,447)	(169,516)
		(463,384)
Media (-0.5%)
JC Decaux SA*	(6,959)	(215,112)
Lagardere SCA	(2,137)	(88,453)
Publicis Groupe	(5,797)	(303,682)
Societe Television Francaise 1	(4,556)	(79,513)
		(686,760)
Metals & Mining (-0.1%)
Eramet	(428)	(147,449)
Professional Services (-0.2%)
Bureau Veritas SA	(480)	(36,569)
Teleperformance	(7,073)	(239,736)
		(276,305)
Real Estate Investment Trusts (-0.3%)
ICADE	(2,388)	(244,800)
Klepierre	(2,222)	(80,568)
Unibail-Rodamco SE	(460)	(91,436)
		(416,804)
Transportation Infrastructure (-0.3%)
Aeroports de Paris	(3,050)	(242,002)
Groupe Eurotunnel SA	(13,572)	(119,905)
		(361,907)
TOTAL FRANCE		(4,365,616)

See Accompanying Notes to Financial Statements.

Credit Suisse Trust — International Equity Flex III Portfolio
Schedule of Investments (continued)
December 31, 2010

	Number of Shares	Value
SHORT STOCK POSITIONS
COMMON STOCKS
Germany (-2.1%)
Aerospace & Defense (-0.1%)
MTU Aero Engines Holding AG	(1,533)	$(103,912)
Airlines (-0.2%)
Deutsche Lufthansa AG*	(12,477)	(272,473)
Chemicals (-0.2%)
K+S AG	(1,302)	(98,520)
Wacker Chemie AG	(1,055)	(184,656)
		(283,176)
Construction Materials (-0.3%)
HeidelbergCement AG	(5,206)	(328,026)
Food & Staples Retailing (-0.0%)
Metro AG	(770)	(55,794)
Health Care Providers & Services (-0.5%)
Celesio AG	(6,499)	(162,594)
Fresenius Medical Care AG & Co. KGaA	(1,911)	(110,300)
Rhoen-Klinikum AG	(17,000)	(375,654)
		(648,548)
Industrial Conglomerates (-0.1%)
Rheinmetall AG	(753)	(60,557)
Internet Software & Services (-0.0%)
United Internet AG	(1,943)	(31,738)
Machinery (-0.0%)
MAN SE	(473)	(56,558)
Metals & Mining (-0.2%)
Salzgitter AG	(3,558)	(276,162)
Personal Products (-0.2%)
Beiersdorf AG	(4,720)	(262,941)
Software (-0.0%)
Software AG	(217)	(31,932)
Transportation Infrastructure (-0.3%)
Fraport AG Frankfurt Airport Services Worldwide	(5,529)	(350,450)
TOTAL GERMANY		(2,762,267)
Italy (-2.7%)
Aerospace & Defense (-0.3%)
Finmeccanica SpA	(29,040)	(331,692)
Capital Markets (-0.2%)
Mediobanca SpA	(24,993)	(223,804)

See Accompanying Notes to Financial Statements.

Credit Suisse Trust — International Equity Flex III Portfolio
Schedule of Investments (continued)
December 31, 2010

	Number of Shares	Value
SHORT STOCK POSITIONS
COMMON STOCKS
Italy
Commercial Banks (-0.7%)
Banca Monte dei Paschi di Siena SpA*	(49,999)	$(57,309)
Banca Popolare di Milano Scarl	(49,999)	(175,918)
Banco Popolare SC	(49,999)	(227,840)
Intesa Sanpaolo SpA	(50,000)	(136,465)
Unione di Banche Italiane SCPA	(31,513)	(277,586)
		(875,118)
Diversified Financial Services (-0.1%)
Exor SpA	(5,407)	(179,163)
Diversified Telecommunication Services (-0.0%)
Telecom Italia SpA	(49,999)	(54,632)
Energy Equipment & Services (-0.1%)
Saipem SpA	(3,185)	(157,870)
Food Products (-0.1%)
Parmalat SpA	(47,472)	(130,730)
Gas Utilities (-0.1%)
Snam Rete Gas SpA	(16,341)	(81,693)
Hotels, Restaurants & Leisure (-0.2%)
Autogrill SpA*	(17,137)	(243,573)
Insurance (-0.2%)
Assicurazioni Generali SpA	(6,705)	(128,162)
Societa Cattolica di Assicurazioni Scrl	(6,889)	(175,958)
		(304,120)
Multi-Utilities (-0.2%)
A2A SpA	(50,000)	(69,089)
ACEA SpA*	(20,533)	(237,084)
		(306,173)
Oil, Gas & Consumable Fuels (-0.1%)
Saras SpA*	(49,999)	(106,002)
Textiles, Apparel & Luxury Goods (-0.2%)
Luxottica Group SpA	(6,526)	(200,281)
Transportation Infrastructure (-0.2%)
Atlantia SpA	(15,913)	(326,237)
TOTAL ITALY		(3,521,088)
Japan (-5.9%)
Air Freight & Logistics (-0.1%)
Kintetsu World Express, Inc.	(700)	(19,948)
Yamato Holdings Co., Ltd.	(3,000)	(42,601)
Yusen Air & Sea Service Co., Ltd.	(1,400)	(20,351)
		(82,900)

See Accompanying Notes to Financial Statements.

Credit Suisse Trust — International Equity Flex III Portfolio
Schedule of Investments (continued)
December 31, 2010

	Number of Shares	Value
SHORT STOCK POSITIONS
COMMON STOCKS
Japan
Auto Components (-0.3%)
Exedy Corp.	(500)	$(16,184)
FCC Co., Ltd.	(800)	(18,600)
Futaba Industrial Co., Ltd.*	(2,700)	(19,512)
Kayaba Industry Co., Ltd.	(4,000)	(30,562)
Keihin Corp.	(700)	(15,715)
Musashi Seimitsu Industry Co., Ltd.	(700)	(17,379)
Nifco, Inc.	(700)	(18,932)
Nissan Shatai Co., Ltd.	(3,000)	(26,120)
Nissin Kogyo Co., Ltd.	(1,100)	(20,478)
Press Kogyo Co., Ltd.*	(5,000)	(23,896)
Showa Corp.*	(2,200)	(16,752)
Stanley Electric Co., Ltd.	(800)	(14,892)
T RAD Co., Ltd.	(7,000)	(28,722)
Tachi-S Co., Ltd.	(400)	(6,532)
Takata Corp.	(800)	(23,583)
Teikoku Piston Ring Co., Ltd.	(2,300)	(23,265)
Toyoda Gosei Co., Ltd.	(900)	(21,079)
Toyota Boshoku Corp.	(800)	(14,080)
		(356,283)
Beverages (-0.1%)
Coca-Cola Central Japan Co., Ltd.	(1,600)	(21,377)
Coca-Cola West Co., Ltd.	(900)	(16,308)
Ito En, Ltd.	(1,300)	(21,608)
Sapporo Holdings, Ltd.	(5,000)	(22,608)
Takara Holdings, Inc.	(1,000)	(5,875)
		(87,776)
Building Products (-0.1%)
Central Glass Co., Ltd.	(5,000)	(23,201)
Nitto Boseki Co., Ltd.	(4,000)	(10,067)
Noritz Corp.	(1,100)	(19,405)
Sanwa Holdings Corp.	(5,000)	(15,754)
Sekisui Jushi Corp.	(2,000)	(20,407)
Takasago Thermal Engineering Co., Ltd.	(2,000)	(16,728)
TOTO, Ltd.	(5,000)	(36,172)
		(141,734)
Capital Markets (-0.1%)
Jafco Co., Ltd.	(800)	(23,153)
Marusan Securities Co., Ltd.	(2,900)	(17,307)
Matsui Securities Co., Ltd.	(3,300)	(23,399)
Mizuho Investors Securities Co., Ltd.*	(16,000)	(17,305)
Okasan Securities Group, Inc.	(4,000)	(16,438)
SBI Holdings, Inc.	(279)	(42,118)
		(139,720)

See Accompanying Notes to Financial Statements.

Credit Suisse Trust — International Equity Flex III Portfolio
Schedule of Investments (continued)
December 31, 2010

	Number of Shares	Value
SHORT STOCK POSITIONS
COMMON STOCKS
Japan
Chemicals (-0.3%)
Dainichiseika Color & Chemicals Manufacturing Co., Ltd.	(4,000)	$(21,853)
Kansai Paint Co., Ltd.	(3,000)	(28,997)
KUREHA Corp.	(3,000)	(18,073)
Lintec Corp.	(700)	(18,505)
Mitsubishi Chemical Holdings Corp.	(3,138)	(21,219)
Nippon Paint Co., Ltd.	(3,000)	(22,958)
NOF Corp.	(5,000)	(24,419)
Okamoto Industries, Inc.	(4,000)	(16,554)
Sakai Chemical Industry Co., Ltd.	(4,000)	(19,789)
Shin-Etsu Polymer Co., Ltd.	(1,300)	(8,110)
T Hasegawa Co., Ltd.	(1,000)	(16,992)
Taiyo Ink Manufacturing Co., Ltd.	(600)	(19,197)
Takasago International Corp.	(1,000)	(5,972)
Takiron Co., Ltd.	(2,000)	(6,858)
Teijin, Ltd.	(9,000)	(38,358)
Tenma Corp.	(1,400)	(15,432)
Tokai Carbon Co., Ltd.	(3,000)	(18,596)
Tokuyama Corp.	(3,000)	(15,479)
Tokyo Ohka Kogyo Co., Ltd.	(1,100)	(23,600)
		(360,961)
Commercial Banks (-0.5%)
Aozora Bank, Ltd.	(14,000)	(28,906)
Bank of the Ryukyus, Ltd.	(2,500)	(29,495)
Mizuho Trust & Banking Co., Ltd.*	(8,700)	(8,971)
Sapporo Hokuyo Holdings, Inc.	(8,300)	(38,824)
Suruga Bank, Ltd.	(3,000)	(27,867)
The 77 Bank, Ltd.	(5,000)	(26,442)
The Aichi Bank, Ltd.	(400)	(24,846)
The Awa Bank, Ltd.	(3,000)	(18,082)
The Bank of Kyoto, Ltd.	(3,000)	(28,387)
The Bank of Okinawa, Ltd.	(700)	(27,139)
The Chugoku Bank, Ltd.	(4,000)	(48,318)
The Chukyo Bank, Ltd.	(5,000)	(13,104)
The Fukui Bank, Ltd.	(7,000)	(21,643)
The Fukushima Bank, Ltd.	(33,000)	(19,860)
The Hachijuni Bank, Ltd.	(4,000)	(22,310)
The Hokkoku Bank, Ltd.	(4,000)	(13,896)
The Hyakugo Bank, Ltd.	(5,000)	(21,532)
The Iyo Bank, Ltd.	(4,000)	(31,946)
The Kagoshima Bank, Ltd.	(2,000)	(13,366)
The Musashino Bank, Ltd.	(200)	(6,050)
The Nanto Bank, Ltd.	(6,000)	(30,024)
The Oita Bank, Ltd.	(7,000)	(25,067)
The San-In Godo Bank, Ltd.	(3,000)	(21,595)
The Shiga Bank, Ltd.	(3,000)	(16,304)

See Accompanying Notes to Financial Statements.

Credit Suisse Trust — International Equity Flex III Portfolio
Schedule of Investments (continued)
December 31, 2010

	Number of Shares	Value
SHORT STOCK POSITIONS
COMMON STOCKS
Japan
Commercial Banks
The Tochigi Bank, Ltd.	(4,000)	$(18,935)
The Tsukuba Bank, Ltd.*	(7,600)	(26,504)
The Yamagata Bank, Ltd.	(6,000)	(27,742)
The Yamanashi Chuo Bank, Ltd.	(2,000)	(8,987)
Yamaguchi Financial Group, Inc.	(2,000)	(20,163)
		(666,305)
Commercial Services & Supplies (-0.0%)
Moshi Moshi Hotline, Inc.	(1,100)	(28,870)
Park24 Co., Ltd.	(1,500)	(16,032)
Pilot Corp.	(10)	(17,690)
		(62,592)
Communications Equipment (-0.0%)
Icom, Inc.	(800)	(21,912)
Uniden Corp.*	(6,000)	(18,475)
		(40,387)
Computers & Peripherals (-0.0%)
Eizo Nanao Corp.	(400)	(9,369)
Japan Digital Laboratory Co., Ltd.	(2,200)	(24,992)
Melco Holdings, Inc.	(700)	(24,428)
		(58,789)
Construction & Engineering (-0.3%)
Chiyoda Corp.	(2,000)	(19,830)
Chudenko Corp.	(2,700)	(32,200)
COMSYS Holdings Corp.	(2,000)	(21,267)
Kandenko Co., Ltd.	(3,000)	(20,124)
Kinden Corp.	(4,166)	(38,430)
Maeda Road Construction Co., Ltd.	(1,000)	(7,989)
NEC Networks & System Integration Corp.	(2,400)	(31,125)
Nippon Densetsu Kogyo Co., Ltd.	(2,000)	(19,282)
Penta-Ocean Construction Co., Ltd.	(11,000)	(18,643)
Sanki Engineering Co., Ltd.	(2,000)	(13,732)
SHO-BOND Holdings Co., Ltd.	(800)	(16,865)
Taihei Dengyo Kaisha, Ltd.	(3,000)	(24,539)
Taikisha, Ltd.	(1,900)	(33,646)
Toshiba Plant Systems & Services Corp.	(2,000)	(28,671)
		(326,343)
Consumer Finance (-0.0%)
Aeon Credit Service Co., Ltd.	(1,900)	(26,763)
Hitachi Capital Corp.	(1,200)	(18,499)
		(45,262)

See Accompanying Notes to Financial Statements.

Credit Suisse Trust — International Equity Flex III Portfolio
Schedule of Investments (continued)
December 31, 2010

	Number of Shares	Value
SHORT STOCK POSITIONS
COMMON STOCKS
Japan
Containers & Packaging (-0.1%)
FP Corp.	(300)	$(16,619)
Fuji Seal International, Inc.	(400)	(9,238)
Nihon Yamamura Glass Co., Ltd.	(7,000)	(19,199)
Rengo Co., Ltd.	(4,000)	(27,102)
		(72,158)
Distributors (-0.0%)
Canon Marketing Japan, Inc.	(1,300)	(18,485)
Doshisha Co., Ltd.	(700)	(16,350)
		(34,835)
Diversified Consumer Services (-0.0%)
Benesse Corp.	(700)	(32,241)
Diversified Financial Services (-0.0%)
IBJ Leasing Co., Ltd.	(900)	(22,618)
Japan Securities Finance Co., Ltd.	(2,800)	(20,469)
		(43,087)
Electric Utilities (-0.1%)
Hokkaido Electric Power Co., Inc.	(1,600)	(32,707)
Hokuriku Electric Power Co.	(1,499)	(36,846)
Shikoku Electric Power Co., Inc.	(600)	(17,642)
The Chugoku Electric Power Co., Inc	(800)	(16,254)
		(103,449)
Electrical Equipment (-0.1%)
Cosel Co., Ltd.	(1,400)	(20,694)
Daihen Corp.	(2,000)	(9,723)
Fujikura, Ltd.	(4,000)	(20,141)
Futaba Corp.	(900)	(17,499)
Hitachi Cable, Ltd.	(8,000)	(22,016)
Mabuchi Motor Co., Ltd.	(400)	(20,583)
Nippon Signal Co., Ltd.	(2,000)	(15,851)
Nitto Kogyo Corp.	(1,700)	(19,210)
SWCC Showa Holdings Co., Ltd.*	(20,000)	(23,071)
		(168,788)
Electronic Equipment, Instruments & Components (-0.2%)
CMK Corp.	(5,500)	(31,249)
Hamamatsu Photonics KK	(500)	(18,246)
Hirose Electric Co., Ltd.	(441)	(49,608)
Hitachi High-Technologies Corp.	(1,000)	(23,325)
Horiba, Ltd.	(600)	(16,976)
Ibiden Co., Ltd.	(1,200)	(37,681)
Koa Corp.	(2,000)	(25,558)
Shimadzu Corp.	(3,000)	(23,261)
Tamura Corp.	(6,000)	(18,258)

See Accompanying Notes to Financial Statements.

Credit Suisse Trust — International Equity Flex III Portfolio
Schedule of Investments (continued)
December 31, 2010

	Number of Shares	Value
SHORT STOCK POSITIONS
COMMON STOCKS
Japan
Electronic Equipment, Instruments & Components
Yamatake Corp.	(400)	$(9,452)
Yaskawa Electric Corp.	(3,000)	(28,277)
Yokogawa Electric Corp.	(3,600)	(28,537)
		(310,428)
Food & Staples Retailing (-0.2%)
Circle K Sunkus Co., Ltd.	(1,300)	(20,844)
FamilyMart Co., Ltd.	(700)	(26,363)
Lawson, Inc.	(600)	(29,651)
Matsumotokiyoshi Holdings Co., Ltd.	(900)	(19,524)
Sugi Holdings Co., Ltd.	(1,400)	(33,704)
Sundrug Co., Ltd.	(1,100)	(32,028)
Tsuruha Holdings, Inc.	(400)	(19,070)
Yaoko Co., Ltd.	(800)	(24,428)
		(205,612)
Food Products (-0.3%)
Dydo Drinco, Inc.	(600)	(23,072)
Hokuto Corp.	(800)	(18,589)
Itoham Foods, Inc.	(5,000)	(17,974)
Kikkoman Corp.	(2,000)	(22,372)
Marudai Food Co., Ltd.	(6,000)	(19,573)
Nisshin Seifun Group, Inc.	(2,000)	(25,344)
Nissin Foods Holdings Co., Ltd.	(1,196)	(42,848)
QP Corp.	(2,500)	(31,714)
Sakata Seed Corp.	(2,400)	(32,384)
Toyo Suisan Kaisha, Ltd.	(1,000)	(22,226)
Yakult Honsha Co., Ltd.	(1,200)	(34,537)
Yamazaki Baking Co., Ltd.	(3,224)	(38,861)
		(329,494)
Gas Utilities (-0.0%)
Shizuoka Gas Co., Ltd.	(3,500)	(20,923)
Health Care Equipment & Supplies (-0.1%)
Hitachi Medical Corp.	(2,000)	(19,735)
Hogy Medical Co., Ltd.	(400)	(19,460)
Jeol, Ltd.	(3,000)	(10,508)
Nihon Kohden Corp.	(1,000)	(21,529)
Olympus Corp.	(900)	(27,128)
Sysmex Corp.	(400)	(27,694)
		(126,054)
Health Care Providers & Services (-0.1%)
BML, Inc.	(500)	(14,010)
Miraca Holdings, Inc.	(500)	(20,092)
Nichii Gakkan Co.	(2,600)	(22,910)

See Accompanying Notes to Financial Statements.

Credit Suisse Trust — International Equity Flex III Portfolio
Schedule of Investments (continued)
December 31, 2010

	Number of Shares	Value
SHORT STOCK POSITIONS
COMMON STOCKS
Japan
Health Care Providers & Services
Suzuken Co., Ltd.	(700)	$(21,366)
Toho Holdings Co., Ltd.	(2,100)	(28,708)
		(107,086)
Hotels, Restaurants & Leisure (-0.2%)
Accordia Golf Co., Ltd.	(36)	(34,908)
Doutor Nichires Holdings Co., Ltd.	(700)	(9,541)
HIS Co., Ltd.	(1,500)	(37,290)
Kisoji Co., Ltd.	(800)	(17,014)
Kura Corp.	(1,400)	(21,943)
Oriental Land Co. Japan, Ltd.	(400)	(37,036)
Plenus Co., Ltd.	(2,000)	(30,566)
Saizeriya Co., Ltd.	(1,600)	(32,349)
		(220,647)
Household Durables (-0.1%)
Alpine Electronics, Inc.	(1,600)	(22,714)
Arnest One Corp.	(800)	(10,260)
Cleanup Corp.	(2,800)	(19,124)
Funai Electric Co., Ltd.	(500)	(17,371)
Rinnai Corp.	(500)	(30,513)
Sekisui Chemical Co., Ltd.	(4,000)	(28,647)
Takamatsu Construction Group Co., Ltd.	(700)	(9,439)
		(138,068)
Household Products (-0.1%)
Lion Corp.	(3,000)	(16,363)
Pigeon Corp.	(1,000)	(33,987)
Unicharm Corp.	(900)	(35,776)
		(86,126)
Industrial Conglomerates (-0.0%)
Hankyu Hanshin Holdings, Inc.	(3,000)	(13,919)
Insurance (-0.1%)
Sony Financial Holdings, Inc.	(12)	(48,379)
The Fuji Fire & Marine Insurance Co., Ltd.*	(11,000)	(14,971)
		(63,350)
Internet & Catalog Retail (-0.0%)
Rakuten, Inc.*	(35)	(29,320)
Internet Software & Services (-0.0%)
Kakaku.com, Inc.	(3)	(17,824)
Yahoo! Japan Corp.	(89)	(34,437)
		(52,261)

See Accompanying Notes to Financial Statements.

Credit Suisse Trust — International Equity Flex III Portfolio
Schedule of Investments (continued)
December 31, 2010

	Number of Shares	Value
SHORT STOCK POSITIONS
COMMON STOCKS
Japan
IT Services (-0.1%)
Ines Corp.	(2,200)	$(17,902)
Information Services International-Dentsu, Ltd.	(2,300)	(16,573)
Itochu Techno-Science Corp.	(500)	(18,725)
NET One Systems Co., Ltd.	(14)	(20,694)
Nihon Unisys, Ltd.	(3,000)	(23,972)
TKC	(800)	(16,933)
		(114,799)
Leisure Equipment & Products (-0.0%)
Nidec Copal Corp.	(1,100)	(19,715)
Shimano, Inc.	(500)	(25,374)
		(45,089)
Machinery (-0.4%)
Aichi Corp.	(4,000)	(17,164)
Asahi Diamond Industrial Co., Ltd.	(1,000)	(18,983)
Daiwa Industries, Ltd.	(3,000)	(15,245)
Fujitec Co., Ltd.	(2,000)	(10,171)
Furukawa Co., Ltd.*	(14,000)	(16,514)
Glory, Ltd.	(700)	(17,248)
Hino Motors, Ltd.	(6,000)	(32,380)
Komori Corp.	(1,700)	(20,092)
Kurita Water Industries, Ltd.	(1,300)	(40,852)
Makino Milling Machine Co., Ltd.*	(4,000)	(32,824)
Miura Co., Ltd.	(700)	(18,665)
Mori Seiki Co., Ltd.	(1,900)	(22,448)
Nabtesco Corp.	(1,000)	(21,284)
Nippon Thompson Co., Ltd.	(3,000)	(24,134)
Noritake Co., Ltd.	(4,000)	(14,273)
OSG Corp.	(3,000)	(36,169)
Shima Seiki Manufacturing, Ltd.	(900)	(21,646)
Takuma Co., Ltd.*	(6,000)	(16,644)
The Japan Steel Works, Ltd.	(3,000)	(31,278)
THK Co., Ltd.	(1,300)	(29,766)
Tocalo Co., Ltd.	(1,100)	(21,165)
Toshiba Machine Co., Ltd.	(4,000)	(20,172)
Tsukishima Kikai Co., Ltd.	(2,000)	(14,817)
Union Tool Co.	(900)	(25,855)
		(539,789)
Marine (-0.0%)
Inui Steamship Co., Ltd.	(5,700)	(33,837)
Media (-0.1%)
Asatsu-DK, Inc.	(1,000)	(27,232)
Dentsu, Inc.	(500)	(15,465)
Gakken Co., Ltd.	(10,000)	(21,944)

See Accompanying Notes to Financial Statements.

Credit Suisse Trust — International Equity Flex III Portfolio
Schedule of Investments (continued)
December 31, 2010

	Number of Shares	Value
SHORT STOCK POSITIONS
COMMON STOCKS
Japan
Media
Hakuhodo DY Holdings, Inc.	(429)	$(24,525)
Jupiter Telecommunications Co., Ltd.	(38)	(39,907)
Toho Co., Ltd.	(1,400)	(22,471)
		(151,544)
Metals & Mining (-0.2%)
Aichi Steel Corp.	(4,000)	(27,359)
Furukawa-Sky Aluminum Corp.	(4,000)	(11,639)
Godo Steel, Ltd.	(5,000)	(10,606)
Hitachi Metals, Ltd.	(2,000)	(23,934)
Neturen Co., Ltd.	(1,400)	(11,731)
Nippon Denko Co., Ltd.	(3,000)	(23,727)
Nippon Yakin Kogyo Co., Ltd.*	(5,500)	(16,211)
Nisshin Steel Co., Ltd.	(10,000)	(22,218)
Osaka Steel Co., Ltd.	(1,100)	(19,546)
Sanyo Special Steel Co., Ltd.	(3,000)	(18,055)
Tokyo Rope Manufacturing Co., Ltd.	(9,000)	(29,940)
Tokyo Steel Manufacturing Co., Ltd.	(3,300)	(35,889)
Toyo Kohan Co., Ltd.	(4,000)	(24,588)
		(275,443)
Multiline Retail (-0.2%)
Don Quijote Co., Ltd.	(1,200)	(36,552)
Fuji Co., Ltd.	(1,600)	(33,531)
H2O Retailing Corp.	(2,000)	(14,574)
Isetan Mitsukoshi Holdings, Ltd.	(3,400)	(39,447)
Izumi Co., Ltd.	(1,200)	(17,664)
J Front Retailing Co., Ltd.	(5,000)	(27,276)
Marui Group Co., Ltd.	(3,304)	(26,855)
Takashimaya Co., Ltd.	(5,000)	(42,750)
		(238,649)
Oil, Gas & Consumable Fuels (-0.1%)
Japan Petroleum Exploration Co.	(1,000)	(37,962)
Kanto Natural Gas Development, Ltd.	(3,000)	(16,165)
Nippon Gas Co., Ltd.	(1,500)	(20,736)
		(74,863)
Paper & Forest Products (-0.0%)
Daio Paper Corp.	(2,000)	(14,370)
Mitsubishi Paper Mills, Ltd.*	(24,000)	(28,616)
		(42,986)
Personal Products (-0.1%)
Aderans Holdings Co., Ltd.*	(1,300)	(17,413)
Fancl Corp.	(1,500)	(22,509)
Kobayashi Pharmaceutical Co., Ltd.	(700)	(32,511)

See Accompanying Notes to Financial Statements.

Credit Suisse Trust — International Equity Flex III Portfolio
Schedule of Investments (continued)
December 31, 2010

	Number of Shares	Value
SHORT STOCK POSITIONS
COMMON STOCKS
Japan
Personal Products
Kose Corp.	(1,200)	$(31,024)
Mandom Corp.	(700)	(18,955)
Milbon Co., Ltd.	(770)	(20,262)
		(142,674)
Pharmaceuticals (-0.3%)
Chugai Pharmaceutical Co., Ltd.	(1,900)	(34,827)
Hisamitsu Pharmaceutical Co., Inc.	(800)	(33,659)
Kissei Pharmaceutical Co., Ltd.	(1,000)	(19,657)
Kyowa Hakko Kirin Co., Ltd.	(3,000)	(30,842)
Mitsubishi Tanabe Pharma Corp.	(1,000)	(16,875)
Nippon Shinyaku Co., Ltd.	(2,000)	(28,634)
Rohto Pharmaceutical Co., Ltd.	(1,000)	(11,699)
Santen Pharmaceutical Co., Ltd.	(1,019)	(35,366)
Taisho Pharmaceutical Co., Ltd.	(1,339)	(29,296)
Torii Pharmaceutical Co., Ltd.	(1,000)	(21,677)
Towa Pharmaceutical Co., Ltd.	(400)	(22,213)
Tsumura & Co.	(1,400)	(45,279)
		(330,024)
Professional Services (-0.0%)
Meitec Corp.*	(1,300)	(27,758)
Real Estate Management & Development (-0.1%)
Aeon Mall Co., Ltd.	(1,068)	(28,600)
Daibiru Corp.	(2,700)	(22,169)
Goldcrest Co., Ltd.	(730)	(19,041)
Iida Home Max	(2,400)	(25,986)
Nomura Real Estate Holdings, Inc.	(700)	(12,715)
NTT Urban Development Corp.	(24)	(23,585)
Shoei Co., Ltd./Chiyoda-ku	(2,300)	(20,970)
		(153,066)
Road & Rail (-0.1%)
Fukuyama Transporting Co., Ltd.	(4,000)	(21,251)
Hitachi Transport System, Ltd.	(2,000)	(30,934)
Keihin Electric Express Railway Co., Ltd.	(2,983)	(26,338)
Keio Corp.	(5,000)	(34,092)
Keisei Electric Railway Co., Ltd.	(4,000)	(26,653)
Nippon Konpo Unyu Soko Co., Ltd.	(1,000)	(12,156)
Nishi-Nippon Railroad Co., Ltd.	(4,000)	(16,753)
Tobu Railway Co., Ltd.	(4,000)	(22,457)
		(190,634)
Semiconductors & Semiconductor Equipment (-0.1%)
Advantest Corp.	(1,400)	(31,509)
Mitsui High-Tec, Inc.*	(1,900)	(11,180)

See Accompanying Notes to Financial Statements.

Credit Suisse Trust — International Equity Flex III Portfolio
Schedule of Investments (continued)
December 31, 2010

	Number of Shares	Value
SHORT STOCK POSITIONS
COMMON STOCKS
Japan
Semiconductors & Semiconductor Equipment
Sanken Electric Co., Ltd.	(2,000)	$(8,783)
Shinkawa, Ltd.	(2,900)	(29,635)
Sumco Corp.*	(1,100)	(15,680)
		(96,787)
Software (-0.1%)
Capcom Co., Ltd.	(1,000)	(16,054)
DTS Corp.	(1,200)	(14,853)
Fuji Soft, Inc.	(800)	(13,806)
NSD Co., Ltd.	(1,600)	(18,895)
Oracle Corp.	(500)	(24,536)
Square Enix Co., Ltd.	(1,100)	(19,477)
Sumisho Computer Systems Corp.	(1,000)	(17,902)
		(125,523)
Specialty Retail (-0.2%)
ABC-Mart, Inc.	(800)	(28,525)
Alpen Co., Ltd.	(900)	(16,022)
AOKI Holdings, Inc.	(1,200)	(21,683)
Autobacs Seven Co., Ltd.	(500)	(19,621)
Komeri Co., Ltd.	(1,000)	(22,923)
Nishimatsuya Chain Co., Ltd.	(2,500)	(24,239)
Nitori Co., Ltd.	(444)	(38,839)
Point, Inc.	(300)	(13,155)
Shimachu Co., Ltd.	(900)	(21,027)
Shimamura Co., Ltd.	(300)	(27,797)
Tsutsumi Jewelry Co., Ltd.	(600)	(15,988)
USS Co., Ltd.	(379)	(30,961)
Xebio Co., Ltd.	(1,600)	(34,566)
		(315,346)
Textiles, Apparel & Luxury Goods (-0.1%)
Asics Corp.	(2,051)	(26,279)
Gunze, Ltd.	(3,000)	(12,647)
Wacoal Holdings Corp.	(2,000)	(28,686)
		(67,612)
Trading Companies & Distributors (-0.1%)
MISUMI Corp.	(900)	(22,354)
Nagase & Co., Ltd.	(1,000)	(12,921)
Shinsho Corp.	(4,000)	(9,930)
Trusco Nakayama Corp.	(1,400)	(23,472)
		(68,677)
Transportation Infrastructure (-0.1%)
Japan Airport Terminal Co., Ltd.	(1,900)	(29,282)
Kamigumi Co., Ltd.	(3,964)	(33,211)

See Accompanying Notes to Financial Statements.

Credit Suisse Trust — International Equity Flex III Portfolio
Schedule of Investments (continued)
December 31, 2010

	Number of Shares	Value
SHORT STOCK POSITIONS
COMMON STOCKS
Japan
Transportation Infrastructure
Mitsubishi Logistics Corp.	(2,000)	$(26,529)
The Sumitomo Warehouse Co., Ltd.	(2,000)	(10,515)
		(99,537)
TOTAL JAPAN		(7,661,535)
Luxembourg (-0.4%)
Media (-0.1%)
SES SA	(1,553)	(37,126)
Personal Products (-0.2%)
Oriflame Cosmetics SA	(4,876)	(256,843)
Wireless Telecommunication Services (-0.1%)
Millicom International Cellular SA	(1,695)	(162,764)
TOTAL LUXEMBOURG		(456,733)
Netherlands (-1.9%)
Aerospace & Defense (-0.0%)
European Aeronautic Defence & Space Co. NV*	(2,008)	(47,041)
Air Freight & Logistics (-0.1%)
TNT NV	(4,529)	(120,243)
Beverages (-0.1%)
Heineken Holding NV	(1,436)	(62,696)
Chemicals (-0.2%)
Akzo Nobel NV	(3,523)	(220,051)
Computers & Peripherals (-0.0%)
Gemalto NV	(1,091)	(46,658)
Energy Equipment & Services (-0.1%)
SBM Offshore NV	(7,414)	(166,997)
Insurance (-0.2%)
Aegon NV*	(44,783)	(275,224)
Life Sciences Tools & Services (-0.2%)
QIAGEN NV*	(13,750)	(270,929)
Media (-0.5%)
Reed Elsevier NV	(23,707)	(294,652)
Wolters Kluwer NV	(14,039)	(309,094)
		(603,746)
Professional Services (-0.1%)
Randstad Holding NV*	(1,526)	(80,964)
Real Estate Investment Trusts (-0.2%)
Corio NV	(4,233)	(272,862)

See Accompanying Notes to Financial Statements.

Credit Suisse Trust — International Equity Flex III Portfolio
Schedule of Investments (continued)
December 31, 2010

	Number of Shares	Value
SHORT STOCK POSITIONS
COMMON STOCKS
Netherlands
Semiconductors & Semiconductor Equipment (-0.1%)
STMicroelectronics NV	(10,410)	$(108,683)
Transportation Infrastructure (-0.1%)
Koninklijke Vopak NV	(2,611)	(123,926)
TOTAL NETHERLANDS		(2,400,020)
Norway (-0.2%)
Commercial Banks (-0.0%)
DnB NOR ASA	(1,002)	(14,151)
Metals & Mining (-0.2%)
Norsk Hydro ASA	(36,391)	(269,087)
TOTAL NORWAY		(283,238)
Spain (-0.6%)
Airlines (-0.2%)
Iberia Lineas Aereas de Espana SA*	(50,000)	(215,389)
Electric Utilities (-0.1%)
Acciona SA	(1,554)	(110,738)
Electrical Equipment (-0.1%)
Gamesa Corp. Tecnologica SA*	(10,703)	(82,257)
Independent Power Producers & Energy Traders (-0.1%)
Iberdrola Renovables SA	(50,000)	(178,396)
Machinery (-0.1%)
Zardoya Otis SA	(14,568)	(206,284)
TOTAL SPAIN		(793,064)
Sweden (-0.7%)
Commercial Banks (-0.1%)
Skandinaviska Enskilda Banken AB A Shares	(19,141)	(159,879)
Diversified Financial Services (-0.1%)
Kinnevik Investment AB	(6,627)	(135,016)
Internet & Catalog Retail (-0.0%)
CDON Group AB*	(1,005)	(4,649)
Machinery (-0.1%)
Volvo AB*	(8,361)	(143,057)
Media (-0.1%)
Modern Times Group AB B Shares	(1,005)	(66,610)
Metals & Mining (-0.2%)
SSAB AB A Shares	(14,518)	(244,790)
Real Estate Management & Development (-0.1%)
Castellum AB	(9,483)	(129,182)
TOTAL SWEDEN		(883,183)

See Accompanying Notes to Financial Statements.

Credit Suisse Trust — International Equity Flex III Portfolio
Schedule of Investments (continued)
December 31, 2010

	Number of Shares	Value
SHORT STOCK POSITIONS
COMMON STOCKS
Switzerland (-2.6%)
Biotechnology (-0.2%)
Actelion, Ltd.*	(2,601)	$(142,869)
Basilea Pharmaceutica AG*	(1,619)	(112,935)
		(255,804)
Construction Materials (-0.2%)
Holcim, Ltd.	(2,722)	(206,621)
Electric Utilities (-0.1%)
BKW FMB Energie AG	(1,176)	(89,172)
Food Products (-0.1%)
Aryzta AG*	(3,379)	(156,571)
Health Care Equipment & Supplies (-0.6%)
Nobel Biocare Holding AG	(9,992)	(189,048)
Sonova Holding AG	(1,281)	(165,643)
Straumann Holding AG	(1,077)	(247,406)
Synthes, Inc.	(1,459)	(197,544)
		(799,641)
Insurance (-0.3%)
Swiss Life Holding AG*	(1,790)	(258,979)
Swiss Reinsurance Co., Ltd.	(3,169)	(170,536)
		(429,515)
Life Sciences Tools & Services (-0.1%)
Lonza Group AG	(2,416)	(194,257)
Machinery (-0.1%)
Georg Fischer AG*	(256)	(144,810)
Marine (-0.1%)
Kuehne + Nagel International AG	(532)	(74,247)
Oil, Gas & Consumable Fuels (-0.2%)
Petroplus Holdings AG*	(17,025)	(225,089)
Professional Services (-0.1%)
Adecco SA	(2,915)	(191,759)
Real Estate Management & Development (-0.5%)
PSP Swiss Property AG*	(2,711)	(217,907)
Swiss Prime Site AG*	(5,445)	(407,499)
		(625,406)
TOTAL SWITZERLAND		(3,392,892)
United Kingdom (-2.5%)
Aerospace & Defense (-0.0%)
Cobham PLC	(16,984)	(54,231)

See Accompanying Notes to Financial Statements.

Credit Suisse Trust — International Equity Flex III Portfolio
Schedule of Investments (continued)
December 31, 2010

	Number of Shares	Value
SHORT STOCK POSITIONS
COMMON STOCKS
United Kingdom
Chemicals (-0.1%)
Johnson Matthey PLC	(2,756)	$(88,175)
Commercial Services & Supplies (-0.1%)
G4S PLC	(16,317)	(65,002)
Serco Group PLC	(6,678)	(58,215)
		(123,217)
Construction & Engineering (-0.1%)
Balfour Beatty PLC	(13,826)	(67,891)
Containers & Packaging (-0.0%)
Rexam PLC	(8,272)	(43,140)
Food & Staples Retailing (-0.1%)
WM Morrison Supermarkets PLC	(42,076)	(176,535)
Food Products (-0.1%)
Associated British Foods PLC	(4,367)	(80,960)
Health Care Equipment & Supplies (-0.1%)
Smith & Nephew PLC	(9,314)	(98,759)
Hotels, Restaurants & Leisure (-0.3%)
Carnival PLC	(5,054)	(236,063)
Ladbrokes PLC	(49,999)	(96,415)
Thomas Cook Group PLC	(18,473)	(54,912)
		(387,390)
Household Durables (-0.2%)
Berkeley Group Holdings PLC*	(16,298)	(227,686)
Independent Power Producers & Energy Traders (-0.0%)
Drax Group PLC	(8,303)	(48,027)
Insurance (-0.1%)
Admiral Group PLC	(2,922)	(69,403)
Internet & Catalog Retail (-0.0%)
Home Retail Group PLC	(15,455)	(45,863)
Machinery (-0.1%)
Invensys PLC	(13,872)	(76,990)
Media (-0.2%)
Reed Elsevier PLC	(36,311)	(308,009)
Metals & Mining (-0.2%)
Antofagasta PLC	(5,116)	(129,995)
Fresnillo PLC	(1,892)	(49,717)
Lonmin PLC*	(4,527)	(139,938)
		(319,650)

See Accompanying Notes to Financial Statements.

Credit Suisse Trust — International Equity Flex III Portfolio
Schedule of Investments (continued)
December 31, 2010

	Number of Shares	Value
SHORT STOCK POSITIONS
COMMON STOCKS
United Kingdom
Multi-Utilities (-0.1%)
United Utilities Group PLC	(7,847)	$(72,903)
Multiline Retail (-0.1%)
Marks & Spencer Group PLC	(15,274)	(88,448)
Oil, Gas & Consumable Fuels (-0.1%)
Tullow Oil PLC	(4,030)	(79,917)
Professional Services (-0.1%)
The Capita Group PLC	(13,685)	(149,458)
Real Estate Investment Trusts (-0.2%)
Hammerson PLC	(42,004)	(274,885)
Road & Rail (-0.0%)
Firstgroup PLC	(9,292)	(58,058)
Software (-0.2%)
Autonomy Corp. PLC*	(6,313)	(149,146)
The Sage Group PLC	(16,996)	(72,903)
		(222,049)
TOTAL UNITED KINGDOM		(3,161,644)
TOTAL COMMON STOCKS (Proceeds $30,249,352)		(32,413,945)
TOTAL SECURITIES SOLD SHORT (Proceeds $30,249,352)		$(32,413,945)

INVESTMENT ABBREVIATION

ADR = America Depository Receipt

*  Non-income producing security.

§  Security or portion thereof is out on loan.

§§  Represents security purchased with cash collateral received for securities on loan. The rate shown is the annualized seven day yield at December 31, 2010.

^  Not readily marketable security; security is valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees.

See Accompanying Notes to Financial Statements.

Credit Suisse Trust — International Equity Flex III Portfolio
Statement of Assets and Liabilities
December 31, 2010

Assets
Investments at value, including collateral for securities on loan of $10,797,489 (Cost $144,610,580) (Note 2)	$171,951,389[1]
Cash	848
Foreign currency at value (cost $47,141)	48,220
Cash segregated at brokers for short sales	33,817,253
Dividend and interest receivable	215,811
Receivable for portfolio shares sold	39,034
Receivable for investments sold	533
Prepaid expenses and other assets	8,107
Total Assets	206,081,195
Liabilities
Advisory fee payable (Note 3)	48,626
Administrative services fee payable (Note 3)	50,371
Payable upon return of securities loaned (Note 2)	44,614,742
Securities sold short, at value (Proceeds $30,249,352) (Note 2)	32,413,945
Payable for portfolio shares redeemed	49,108
Dividend expense payable on securities sold short	19,108
Trustees' fee payable	112
Other accrued expenses payable	136,790
Total Liabilities	77,332,802
Net Assets
Capital stock, $.001 par value (Note 6)	19,603
Paid-in capital (Note 6)	119,606,306
Undistributed net investment income	2,889,920
Accumulated net realized loss on investments, short sales and foreign currency transactions	(18,956,082)
Net unrealized appreciation from investments, short sales and foreign currency translations	25,188,646
Net Assets	$128,748,393
Shares outstanding	19,602,527
Net asset value, offering price and redemption price per share	$6.57

1  Including $42,701,658 of securities on loan.

See Accompanying Notes to Financial Statements.

Credit Suisse Trust — International Equity Flex III Portfolio
Statement of Operations
For the Year Ended December 31, 2010

Investment Income (Note 2)
Dividends	$5,104,918
Interest	57
Securities lending	210,575
Foreign taxes withheld	(465,588)
Total investment income	4,849,962
Expenses
Investment advisory fees (Note 3)	1,220,310
Administrative services fees (Note 3)	273,915
Dividend expense for securities sold short	774,362
Custodian fees	279,053
Short sales expense	172,760
Printing fees (Note 3)	64,882
Audit and tax fees	52,233
Transfer agent fees	29,165
Trustees' fees	24,895
Legal fees	23,293
Insurance expense	7,016
Commitment fees (Note 4)	1,599
Miscellaneous expense	34,600
Total expenses	2,958,083
Less: fees waived (Note 3)	(533,368)
Net expenses	2,424,715
Net investment income	2,425,247
Net Realized and Unrealized Gain (Loss) from Investments, Short Sales and Foreign Currency Related Items
Net realized gain from investments	5,673,272
Net realized loss from short sales	(167,512)
Net realized loss from foreign currency transactions	(8,963)
Net change in unrealized appreciation (depreciation) from investments	7,645,202
Net change in unrealized appreciation (depreciation) from short sales	(1,806,202)
Net change in unrealized appreciation (depreciation) from foreign currency translations	12,907
Net realized and unrealized gain from investments, short sales and foreign currency related items	11,348,704
Net increase in net assets resulting from operations	$13,773,951

See Accompanying Notes to Financial Statements.

Credit Suisse Trust — International Equity Flex III Portfolio
Statements of Changes in Net Assets

	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009
From Operations
Net investment income	$2,425,247	$999,305
Net realized gain from investments, short sales and foreign currency transactions	5,496,797	2,408,103
Net change in unrealized appreciation (depreciation) from investments, short sales and foreign currency translations	5,851,907	21,660,958
Net increase in net assets resulting from operations	13,773,951	25,068,366
From Dividends and Distributions
Dividends from net investment income	(119,025)	(1,577,832)
Distributions from net realized gains	—	(2,147,844)
Net decrease in net assets resulting from dividends and distributions	(119,025)	(3,725,676)
From Capital Share Transactions (Note 6)
Proceeds from sale of shares	16,551,125	17,093,006
Exchange value of shares due to merger	—	59,791,876
Reinvestment of dividends and distributions	119,025	3,725,676
Net asset value of shares redeemed	(32,096,551)	(24,678,017)
Net increase (decrease) in net assets from capital share transactions	(15,426,401)	55,932,541
Net increase (decrease) in net assets	(1,771,475)	77,275,231
Net Assets
Beginning of year	130,519,868	53,244,637
End of year	$128,748,393	$130,519,868
Undistributed net investment income	$2,889,920	$118,830

See Accompanying Notes to Financial Statements.

Credit Suisse Trust — International Equity Flex III Portfolio
Statement of Cash Flows
For the Year Ended December 31, 2010

Cash Flows from Operating Activities
Dividends, interest and securities lending income received	$4,793,089
Gain received from litigation	69,614
Operating expenses paid	(1,677,147)
Dividend expense paid on securities sold short	(767,987)
Purchases of long-term securities	(252,070,202)
Proceeds from sales of long-term securities	259,240,815
Purchases to cover securities sold short	(141,776,252)
Proceeds from securities sold short	146,593,574
Proceeds from short-term securities, net	995,000
Net cash provided by operating activities		$15,400,504
Cash Flows from Financing Activities
Proceeds from sale of shares	16,724,112
Cost of shares redeemed	(32,234,360)
Net cash used by financing activities		(15,510,248)
Effect of exchange rate on cash		3,944
Net decrease in cash		(105,800)
Cash — beginning of year		154,868
Cash — end of year		$49,068
RECONCILIATION OF NET INCREASE IN NET ASSETS FROM OPERATIONS TO NET CASH PROVIDED BY OPERATING ACTIVITIES
Net increase in net assets resulting from operations		$13,773,951
Adjustments to Reconcile Net Increase in Net Assets from Operations to Net Cash Provided by Operating Activities
Change in dividends and interest receivable	$(56,873)
Change in accrued expenses	(36,209)
Change in prepaid expenses and other assets	3,061
Change in advisory fee payable	6,354
Change in dividend expense payable on securities sold short	6,375
Purchases of long-term securities	(252,070,202)
Proceeds from sales of long-term securities	259,240,815
Purchases to cover securities sold short	(141,776,252)
Proceeds from securities sold short	146,593,574
Proceeds from short-term securities, net	995,000
Net change in unrealized appreciation from investments, short sales and foreign currency translations	(5,851,907)
Net realized gain from investments, short sales and foreign currency transactions	(5,427,183)
Total adjustments		1,626,553
Net cash provided by operating activities		$15,400,504
Non-Cash Activity:
Dividend reinvestments		$119,025

See Accompanying Notes to Financial Statements.

Credit Suisse Trust — International Equity Flex III Portfolio
Financial Highlights
(For a Share of the Portfolio Outstanding Throughout Each Year)

	For the Year Ended December 31,
	2010	2009	2008	2007	2006
Per share data
Net asset value, beginning of year	$5.86	$4.08	$23.58	$21.85	$16.82
INVESTMENT OPERATIONS
Net investment income	0.12	0.08	0.25	0.37	0.21
Net gain (loss) on investments, short sales and foreign currency related items (both realized and unrealized)	0.60	2.01	(10.11)[1]	5.58	5.19
Total from investment operations	0.72	2.09	(9.86)	5.95	5.40
LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income	(0.01)	(0.13)	(0.34)	(0.37)	(0.11)
Distributions from net realized gains	—	(0.18)	(9.30)	(3.85)	(0.26)
Total dividends and distributions	(0.01)	(0.31)	(9.64)	(4.22)	(0.37)
Net asset value, end of year	$6.57	$5.86	$4.08	$23.58	$21.85
Total return[2]	12.23%	51.62%	(54.80)%	29.44%	32.51%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (000s omitted)	$128,748	$130,520	$53,245	$179,817	$242,319
Ratio of expenses to average net assets	1.99%	1.14%	1.04%	1.30%	1.36%
Ratio of expenses to average net assets excluding short sales dividend expense	1.35%	1.08%	—	—	—
Ratio of net investment income to average net assets	1.99%	1.57%	1.40%	0.94%	1.11%
Decrease reflected in above operating expense ratios due to waivers/reimbursements	0.44%	0.40%	0.25%	0.15%	0.23%
Portfolio turnover rate	213%	196%	61%	62%	80%

1  The investment adviser fully reimbursed the Portfolio for a loss on a transaction not meeting the Portfolio's investment guidelines, which otherwise would have reduced the amount by $0.01.

2  Total returns are historical and assume changes in share price and reinvestment of all dividends and distributions. Had certain expenses not been reduced during the years shown, total returns would have been lower. Total returns do not reflect charges and expenses attributable to any particular variable contract or plan.

See Accompanying Notes to Financial Statements.

Credit Suisse Trust — International Equity Flex III Portfolio
Notes to Financial Statements
December 31, 2010

Note 1. Organization

Credit Suisse Trust (the "Trust") is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and currently offers three managed investment portfolios of which one, the International Equity Flex III Portfolio (the "Portfolio"), is included in this report. The Portfolio is a diversified investment fund that seeks capital appreciation. Shares of the Portfolio are not available directly to individual investors but may be offered only through (a) variable annuity contracts and variable life insurance contracts offered by separate accounts of certain insurance companies and (b) tax-qualified pension and retirement plans. The Portfolio may not be available in connection with a particular contract or plan. The Trust was organized under the laws of the Commonwealth of Massachusetts as a business trust on March 15, 1995. Effective May 1, 2009, the name of the Portfolio was changed from Emerging Markets Portfolio.

Note 2. Significant Accounting Policies

A) SECURITY VALUATION — The net asset value of the Portfolio is determined daily as of the close of regular trading on the New York Stock Exchange, Inc. (the "Exchange") on each day the Exchange is open for business. Equity investments are valued at market value, which is generally determined using the closing price on the exchange or market on which the security is primarily traded at the time of valuation (the "Valuation Time"). If no sales are reported, equity investments are generally valued at the most recent bid quotation as of the Valuation Time or at the lowest asked quotation in the case of a short sale of securities. Equity investments are generally categorized as Level 1. Debt securities with a remaining maturity greater than 60 days are valued in accordance with the price supplied by a pricing service, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign stock exchanges and the close of the Exchange, the Portfolio may utilize a fair valuation service provided by an independent third party which has been approved by the Board of Trustees. Securities priced using this fair valuation model are generally categorized as Level 2. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless it is determined that using this method would not represent fair value. Debt securities are generally categorized as Level 2. Investments in open-end investment companies are valued at their net asset value each business day and are generally categorized as Level 1. Securities and other assets for

Credit Suisse Trust — International Equity Flex III Portfolio
Notes to Financial Statements (continued)
December 31, 2010

Note 2. Significant Accounting Policies

which market quotations are not readily available, or whose values have been materially affected by events occurring before the Portfolio's Valuation Time but after the close of the securities' primary markets, are valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees under procedures established by the Board of Trustees and are generally categorized as Level 3. When fair value pricing is employed, the prices of securities used by a portfolio to calculate its net asset value may differ from quoted or published prices for the same securities.

In accordance with the authoritative guidance on fair value measurements and disclosures under accounting principles generally accepted in the United States of America ("GAAP"), the Portfolio discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. In accordance with GAAP, fair value is defined as the price that the Portfolio would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. In accordance with the Portfolio's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security, the size of the holding, the initial cost of the security, the existence of any contractual restrictions on the security's disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or evaluated prices from broker-dealers and/or pricing services, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company's or issuer's financial statements, an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and

Credit Suisse Trust — International Equity Flex III Portfolio
Notes to Financial Statements (continued)
December 31, 2010

Note 2. Significant Accounting Policies

sold and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1 – quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2010 in valuing the Portfolio's investments carried at value:

	Level 1	Level 2	Level 3	Total
Investments In Securities
Common Stocks
Asia	$4,124,985	$—	$—	$4,124,985
Australia	727,829	7,858,445	—	8,586,274
Austria	—	1,249,972	—	1,249,972
Belgium	—	1,802,268	—	1,802,268
Bermuda	—	409,246	—	409,246
Cyprus	—	167,689	—	167,689
Denmark	—	3,031,537	—	3,031,537
Finland	—	5,051,282	—	5,051,282
France	370,772	14,797,043	—	15,167,815
Germany	—	12,737,960	—	12,737,960
Greece	—	446,986	—	446,986
Hong Kong	2,664,003	—	—	2,664,003
Israel	710,304	91,177	—	801,481
Italy	—	3,110,152	—	3,110,152
Japan	37,379	35,968,140	—	36,005,519
Luxembourg	—	830,653	—	830,653
Netherlands	1,243,832	3,394,191	—	4,638,023
Norway	—	1,538,826	—	1,538,826
Portugal	—	865,844	—	865,844
Singapore	1,622,957	—	—	1,622,957
Spain	—	6,015,470	—	6,015,470
Sweden	—	7,727,290	—	7,727,290
Switzerland	—	9,862,570	—	9,862,570
United Kingdom	350,551	30,278,743	—	30,629,294
Preferred Stocks
Germany	397,293	751,926	—	1,149,219
Rights
United Kingdom	18,548	—	—	18,548

Credit Suisse Trust — International Equity Flex III Portfolio
Notes to Financial Statements (continued)
December 31, 2010

Note 2. Significant Accounting Policies

	Level 1	Level 2	Level 3	Total
Warrants
Italy	$37	$—	$—	$37
Short-Term Investments	10,797,489	898,000	—	11,695,489
Securities Sold Short
Common Stocks
Austria	—	(70,471)	—	(70,471)
Belgium	(212,366)	(911,480)	—	(1,123,846)
Canada	(4,982)	—	—	(4,982)
Denmark	—	(659,702)	—	(659,702)
Finland	—	(873,664)	—	(873,664)
France	(80,568)	(4,285,048)	—	(4,365,616)
Germany	(262,941)	(2,499,326)	—	(2,762,267)
Italy	—	(3,521,088)	—	(3,521,088)
Japan	—	(7,661,535)	—	(7,661,535)
Luxembourg	—	(456,733)	—	(456,733)
Netherlands	—	(2,400,020)	—	(2,400,020)
Norway	—	(283,238)	—	(283,238)
Spain	—	(793,064)	—	(793,064)
Sweden	(4,649)	(878,534)	—	(883,183)
Switzerland	—	(3,392,892)	—	(3,392,892)
United Kingdom	—	(3,161,644)	—	(3,161,644)
Other Financial Instruments*	—	—	—	—
	$22,500,473	$117,036,971	$—	$139,537,444

*Other financial instruments include futures, forwards and swap contracts.

Effective January 1, 2010, the Portfolio adopted FASB amendments to authoritative guidance which requires the Portfolio to disclose details of significant transfers in and out of Level 1 and Level 2 measurements and the reasons for the transfers. For the year ended December 31, 2010, as a result of the fair value pricing procedures for international investments utilized by the Portfolio, certain securities may have transferred in and out of Level 1 and Level 2 measurements during the period. The only investment held by the Portfolio whose fair value was determined using Level 3 inputs had a value of $0 at December 31, 2010.

B) DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES — Effective January 1, 2009, the Portfolio adopted amendments to authoritative guidance on disclosures about derivative instruments and hedging activities which require that the Portfolio disclose (a) how and why an entity uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging activities affect a portfolio's financial position, financial performance, and cash flows. The Portfolio has not entered into any derivative or hedging activities during the period covered by this report.

Credit Suisse Trust — International Equity Flex III Portfolio
Notes to Financial Statements (continued)
December 31, 2010

Note 2. Significant Accounting Policies

C) SECURITY TRANSACTIONS AND INVESTMENT INCOME — Security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis. Dividends and dividend expense on short sales are recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

D) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid at least annually. However, to the extent that a net realized capital gain can be reduced by a capital loss carryforward, such gain will not be distributed. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

E) FEDERAL INCOME TAXES — No provision is made for federal taxes as it is the Portfolio's intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended, and to make the requisite distributions to its shareholders, which will be sufficient to relieve it from federal income and excise taxes.

The Portfolio adopted the authoritative guidance for uncertainty in income taxes and recognizes a tax benefit or liability from an uncertain position only if it is more likely than not that the position is sustainable based solely on its technical merits and consideration of the relevant taxing authority's widely understood administrative practices and procedures. The Portfolio has reviewed its current tax positions and has determined that no provision for income tax is required in the Portfolio's financial statements. The Portfolio's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

F) USE OF ESTIMATES — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

G) SHORT-TERM INVESTMENTS — The Portfolio, together with other funds/portfolios advised by Credit Suisse Asset Management, LLC ("Credit Suisse"), an indirect, wholly-owned subsidiary of Credit Suisse Group AG, pools available cash into a short-term variable rate time deposit issued by State

Credit Suisse Trust — International Equity Flex III Portfolio
Notes to Financial Statements (continued)
December 31, 2010

Note 2. Significant Accounting Policies

Street Bank and Trust Company ("SSB"), the Portfolio's custodian. The short-term time deposit issued by SSB is a variable rate account classified as a short-term investment.

H) SHORT SALES — The Portfolio enters into short sales transactions collateralized by cash deposits received from brokers in connection with securities lending activities (see note I) and securities. Cash deposits are shown as cash segregated at brokers on the Statement of Assets and Liabilities. The collateral amounts required are determined daily by reference to the market value of the short positions. Short sales expose the Portfolio to the risk that it will be required to cover its short position at a time when the securities have appreciated in value, thus resulting in a loss to the Portfolio. The Portfolio's loss on a short sale could theoretically be unlimited in a case where the Portfolio is unable, for whatever reason, to close out its short position. Short sales also involve transaction and other costs that will reduce potential gains and increase potential portfolio losses. The use by the Portfolio of short sales in combination with long positions in its portfolio in an attempt to improve performance may not be successful and may result in greater losses or lower positive returns than if the Portfolio held only long positions. It is possible that the Portfolio's long equity positions will decline in value at the same time that the value of the securities it has sold short increases, thereby increasing potential losses to the Portfolio. In addition, the Portfolio's short selling strategies may limit its ability to fully benefit from increases in the equity markets. Short selling also involves a form of financial leverage that may exaggerate any losses realized by the Portfolio. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the Portfolio.

I) SECURITIES LENDING — Loans of securities are required at all times to be secured by collateral at least equal to 102% of the market value of domestic securities on loan (including any accrued interest thereon) and 105% of the market value of foreign securities on loan (including any accrued interest thereon). Cash collateral received by the Portfolio in connection with securities lending activity is either in the form of cash segregated at brokers or pooled together with cash collateral for other funds/portfolios advised by Credit Suisse and may be invested in a variety of investments, including funds advised by SSB, the Portfolio's securities lending agent, or money market instruments. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

SSB has been engaged by the Portfolio to act as the Portfolio's securities lending agent. The Portfolio's securities lending arrangement provides that

Credit Suisse Trust — International Equity Flex III Portfolio
Notes to Financial Statements (continued)
December 31, 2010

Note 2. Significant Accounting Policies

the Portfolio and SSB will share the net income earned from securities lending activities. During the year ended December 31, 2010, total earnings from the Portfolio's investment in cash collateral received in connection with securities lending arrangements was $284,077, of which $18,898 was rebated to borrowers (brokers). The Portfolio retained $210,575 in income from the cash collateral investment, and SSB, as lending agent, was paid $54,604. Securities lending income is accrued as earned.

J) FOREIGN CURRENCY TRANSACTIONS — The books and records of the Portfolio are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate at the end of the period. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. The Portfolio does not isolate that portion of realized gains and losses on investments in equity securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of equity securities. The Portfolio isolates that portion of realized gains and losses on investments in debt securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of debt securities.

K) OTHER — The Portfolio invests in securities of foreign countries which involve certain risks in addition to those inherent in domestic investments. Such risks generally include, among others, currency risk (fluctuations in currency exchange rates), information risk (key information may be inaccurate or unavailable) and political risk (expropriation, nationalization or the imposition of capital or currency controls or punitive taxes). Other risks of investing in foreign securities include liquidity and valuation risks.

L) SUBSEQUENT EVENTS — In preparing the financial statements as of December 31, 2010, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Note 3. Transactions with Affiliates and Related Parties

Credit Suisse serves as investment adviser for the Portfolio. For its investment advisory services, Credit Suisse is entitled to receive a fee from the Portfolio at an annual rate of 1.00% of the Portfolio's average daily net assets. For the year ended December 31, 2010, investment advisory fees earned and

Credit Suisse Trust — International Equity Flex III Portfolio
Notes to Financial Statements (continued)
December 31, 2010

Note 3. Transactions with Affiliates and Related Parties

voluntarily waived were $1,220,310 and $533,368, respectively. Credit Suisse will not recapture from the Portfolio any fees it waived during the year ended December 31, 2010. Effective January 1, 2011, Credit Suisse will waive fees and reimburse expenses so that the Portfolio's annual operating expenses, excluding dividend expense for securities sold short, will not exceed 1.45% of the Portfolio's average daily net assts. Fee waivers and expense reimbursements are voluntary and may be discontinued by Credit Suisse at any time.

Credit Suisse Asset Management Securities, Inc. ("CSAMSI"), an affiliate of Credit Suisse, and SSB serve as co-administrators to the Portfolio. For its co-administrative services, CSAMSI currently receives a fee calculated at an annual rate of 0.09% of the Portfolio's average daily net assets. For the year ended December 31, 2010, co-administrative services fees earned by CSAMSI were $109,828.

For its co-administrative services, SSB receives a fee, exclusive of out-of-pocket expenses, calculated in total for all the Credit Suisse funds/portfolios co-administered by SSB and allocated based upon the relative average net assets of each fund/portfolio, subject to an annual minimum fee. For the year ended December 31, 2010, co-administrative services fees earned by SSB (including out-of-pocket expenses) were $164,087.

In addition to serving as the Portfolio's co-administrator, CSAMSI currently serves as distributor of the Portfolio's shares without compensation.

Merrill Corporation ("Merrill"), an affiliate of Credit Suisse, has been engaged by the Portfolio to provide certain financial printing services. For the year ended December 31, 2010, Merrill was paid $39,926 for its services by the Portfolio.

Note 4. Line of Credit

The Portfolio, together with other funds/portfolios advised by Credit Suisse (collectively, the "Participating Funds"), participates in a committed, unsecured line of credit facility ("Credit Facility") for temporary or emergency purposes with SSB. Under the terms of the Credit Facility, the Participating Funds pay an aggregate commitment fee on the average unused amount of the Credit Facility, which is allocated among the Participating Funds in such manner as is determined by the governing Boards of the Participating Funds. In addition, the Participating Funds pay interest on borrowings at either the Overnight Federal Funds rate or the Overnight LIBOR rate plus a spread. At December 31,

Credit Suisse Trust — International Equity Flex III Portfolio
Notes to Financial Statements (continued)
December 31, 2010

Note 4. Line of Credit

2010, and during the year ended December 31, 2010, the Portfolio had no borrowings under the Credit Facility.

Note 5. Purchases and Sales of Securities

For the year ended December 31, 2010, purchases and sales of investment securities (excluding short sales and short-term investments) were $251,635,673 and $259,062,017, respectively. Securities sold short and purchases to cover securities sold short were $146,013,190 and $141,201,677, respectively.

Note 6. Capital Share Transactions

The Trust is authorized to issue an unlimited number of full and fractional shares of beneficial interest, $.001 par value per share. Transactions in capital shares of the Portfolio were as follows:

	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009
Shares sold	2,807,356	3,357,893
Shares exchanged due to merger	—	10,314,385
Shares issued in reinvestment of dividends and distributions	20,557	643,468
Shares redeemed	(5,511,004)	(5,091,113)
Net increase (decrease)	(2,683,091)	9,224,633

On December 31, 2010, the number of shareholders that held 5% or more of the outstanding shares of the Portfolio was as follows:

Number of Shareholders	Approximate Percentage of Outstanding Shares
5	81%

Some of the shareholders are omnibus accounts, which hold shares on behalf of individual shareholders.

Note 7. Federal Income Taxes

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The tax characteristics of dividends and distributions paid during the years ended December 31, 2010 and 2009, respectively, by the Portfolio were as follows:

Ordinary Income		Long-Term Capital Gain
2010	2009	2010	2009
$119,025	$1,577,884	$0	$2,147,792

Credit Suisse Trust — International Equity Flex III Portfolio
Notes to Financial Statements (continued)
December 31, 2010

Note 7. Federal Income Taxes

The tax basis components of distributable earnings differ from the amounts reflected in the Statement of Assets and Liabilities by temporary book/tax differences. These differences are primarily due to losses deferred on wash sales and mark-to-market income from Passive Foreign Investment Companies.

At December 31, 2010, the components of distributable earnings on a tax basis were as follows:

Undistributed net investment income	$3,400,012
Accumulated realized loss	(16,291,883)
Unrealized appreciation	22,024,893
Deferral of post-October capital losses	(10,538)
$9,122,484

At December 31, 2010, the Portfolio had capital loss carryforwards available to offset possible future capital gains as follows:

Expires December 31,
2016	2017
$14,924,052	$1,367,831

During the tax year ended December 31, 2010, the Portfolio utilized $6,352,852 of the capital loss carryforwards.

It is uncertain whether the Portfolio will be able to realize the benefits of the capital loss carryforwards before they expire.

Included in the Portfolio's capital loss carryforwards which expire in 2016 is $5,420,346, acquired in the Credit Suisse Trust — International Equity Flex I Portfolio merger, which is subject to limitations.

Included in the Portfolio's capital loss carryforwards which expire in 2016 is $9,503,706, acquired in the Credit Suisse Trust — International Equity Flex II Portfolio merger, which is subject to limitations.

At December 31, 2010, the identified cost for federal income tax purposes, as well as the gross unrealized appreciation from investments for those securities having an excess of value over cost, gross unrealized depreciation from investments for those securities having an excess of cost over value and the net unrealized appreciation from investments were $147,774,335, $26,347,233, $(2,170,179) and $24,177,054, respectively.

At December 31, 2010, the identified proceeds for federal income tax purposes, as well as the gross unrealized appreciation from securities sold

Credit Suisse Trust — International Equity Flex III Portfolio
Notes to Financial Statements (continued)
December 31, 2010

Note 7. Federal Income Taxes

short for those securities having an excess of proceeds over value, gross unrealized depreciation from investments for those securities having an excess of value over proceeds and the net unrealized depreciation from securities sold short were $(30,249,352), $670,984, $(2,835,577) and $(2,164,593), respectively.

At December 31, 2010, the Portfolio reclassified $464,868 to undistributed net investment income and $1,596,146 to paid in capital from accumulated realized loss, to adjust for current period permanent book/tax differences which arose principally from foreign currency gain/(loss), reclassification of short sale substitute payments and Passive Foreign Investment Companies. Net assets were not affected by these reclassifications.

Note 8. Acquisition of Credit Suisse Trust — International Equity Flex I Portfolio and Credit Suisse Trust — International Equity Flex II Portfolio

On December 11, 2009, Credit Suisse Trust — International Equity Flex III Portfolio acquired all of the net assets of Credit Suisse Trust — International Equity Flex I Portfolio and Credit Suisse Trust — International Equity Flex II Portfolio, both open-end investment companies, pursuant to a plan of reorganization approved by the Board of Trustees on August 18, 2009. The purpose of the transaction was to combine three funds managed by Credit Suisse with comparable investment objectives and strategies. The acquisition was accomplished by a tax-free exchange of 2,140,708 shares of Credit Suisse Trust — International Equity Flex I Portfolio valued at $21,716,138 and 4,055,155 shares of Credit Suisse Trust — International Equity Flex II Portfolio valued at $38,075,738 for 10,314,385 shares of Credit Suisse Trust — International Equity Flex III Portfolio. The investment portfolios of Credit Suisse Trust — International Equity Flex I Portfolio and Credit Suisse Trust — International Equity Flex II Portfolio had a fair value at December 11, 2009 of $21,695,471 and $38,080,582 and identified costs of $18,350,197 and $32,684,366, respectively, which were the principal assets acquired by Credit Suisse Trust — International Equity Flex III Portfolio. For financial reporting purposes, assets received and shares issued by Credit Suisse Trust — International Equity Flex III Portfolio were recorded at fair value; however the cost basis of the investments received from Credit Suisse Trust — International Equity Flex I Portfolio and Credit Suisse Trust — International Equity Flex II Portfolio were carried forward to align ongoing reporting of Credit Suisse Trust — International Equity Flex III Portfolio's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Immediately prior

Credit Suisse Trust — International Equity Flex III Portfolio
Notes to Financial Statements (continued)
December 31, 2010

Note 8. Acquisition of Credit Suisse Trust — International Equity Flex I Portfolio and Credit Suisse Trust — International Equity Flex II Portfolio

to the merger, the net assets of Credit Suisse Trust — International Equity Flex III Portfolio were $69,332,521.

Credit Suisse Trust — International Equity Flex III Portfolio pro forma results of operations for the year ended December 31, 2009 are as follows:

Net investment income	$2,421,259[1]
Net gain from investments, short sales and foreign currency related items	38,720,089[2]
Net increase in net assets resulting from operations	$41,141,348

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of net investment income and net gain on investments of Credit Suisse Trust — International Equity Flex I Portfolio and Credit Suisse Trust — International Equity Flex II Portfolio that have been included in Credit Suisse Trust — International Equity Flex III Portfolio's statement of operations since December 11, 2009.

1  $999,305 as reported, plus $784,313 and $475,788 for Credit Suisse Trust — International Equity Flex I Portfolio and Credit Suisse Trust — International Equity Flex II Portfolio, respectively, premerger, plus $161,853 of pro-forma gross expenses eliminated.

2  $24,069,061 as reported, plus $6,002,603 and $8,648,425 for Credit Suisse Trust — International Equity Flex I Portfolio and Credit Suisse Trust — International Equity Flex II Portfolio, respectively, premerger.

Note 9. Contingencies

In the normal course of business, the Portfolio may provide general indemnifications pursuant to certain contracts and organizational documents. The Portfolio's maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Credit Suisse Trust — International Equity Flex III Portfolio
Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Credit Suisse Trust — International Equity Flex III Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Credit Suisse Trust — International Equity Flex III Portfolio (the "Portfolio"), at December 31, 2010, the results of its operations and its cash flow for the year then ended and the changes in its net assets and financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 23, 2011

Credit Suisse Trust — International Equity Flex III Portfolio
Board Approval of Advisory Agreement (unaudited)

In approving the renewal of the current Advisory Agreement, the Board of Trustees (the "Board") of the Credit Suisse Trust — International Equity Flex III Portfolio (the "Portfolio"), including a majority of the Trustees who are not "interested persons" of the Fund as defined in the Investment Company Act of 1940 (the "Independent Trustees"), at a meeting held on November 15 and 16, 2010, considered the following factors:

Investment Advisory Fee Rates and Expenses

The Board reviewed and considered the contractual advisory fee rate of 1.00% for the Portfolio ("Contractual Advisory Fee") in light of the extent and quality of the advisory services provided by Credit Suisse Asset Management, LLC ("Credit Suisse"). The Board also reviewed and considered the voluntary fee waivers currently in place for the Portfolio and considered the actual fee rate of 0.57% paid by the Portfolio after taking waivers into account ("Net Advisory Fee") as of September 30, 2010. The Board acknowledged that voluntary fee waivers could be discontinued at any time.

Additionally, the Board received and considered information comparing the Portfolio's Contractual Advisory Fee, Net Advisory Fee and the Portfolio's overall expenses with those of funds in both the relevant expense group ("Expense Group") and universe of funds ("Expense Universe") provided by Lipper Inc., an independent provider of investment company data.

The Board noted that Credit Suisse planned to reduce the voluntary fee waiver so that the Portfolio's total expense ratio would be in line with the Lipper median.

Nature, Extent and Quality of the Services under the Advisory Agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Portfolio by Credit Suisse under the Advisory Agreement. The Board also noted information received at regular meetings throughout the year related to the services rendered by Credit Suisse. The Board reviewed background information about Credit Suisse, including its Form ADV. The Board considered the background and experience of Credit Suisse's senior management and the expertise of, and the amount of attention given to the Portfolio by, senior personnel of Credit Suisse. In addition, the Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day portfolio management of the Portfolio and the extent of the resources devoted to research and analysis of actual and potential investments. The Board evaluated the

Credit Suisse Trust — International Equity Flex III Portfolio
Board Approval of Advisory Agreement (unaudited) (continued)

ability of Credit Suisse, based on its resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel. The Board also received and considered information about the nature, extent and quality of services and fee rates offered to other Credit Suisse clients for comparable services.

Portfolio Performance

The Board received and considered performance results of the Portfolio over time, along with comparisons both to the relevant performance group ("Performance Group") and universe of funds ("Performance Universe") for the Portfolio. The Board was provided with a description of the methodology used to arrive at the funds included in the Performance Group and the Performance Universe.

Credit Suisse Profitability

The Board received and considered a profitability analysis of Credit Suisse based on the fees payable under the Advisory Agreement for the Portfolio, including any fee waivers, as well as other relationships between the Portfolio on the one hand and Credit Suisse affiliates on the other. The Board also considered Credit Suisse's methodology for allocating costs to the Portfolio, recognizing that cost allocation methodologies are inherently subjective. The Board received profitability information for the other funds in the Credit Suisse family of funds.

Economies of Scale

The Board considered information regarding whether there have been economies of scale with respect to the management of the Portfolio, whether the Portfolio has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. Accordingly, the Board considered whether breakpoints in the Portfolio's advisory fee structure would be appropriate or reasonable taking into consideration economies of scale or other efficiencies that might accrue from increases in the Portfolio's asset levels.

Other Benefits to Credit Suisse

The Board considered other benefits received by Credit Suisse and its affiliates as a result of their relationship with the Portfolio. Such benefits

Credit Suisse Trust — International Equity Flex III Portfolio
Board Approval of Advisory Agreement (unaudited) (continued)

include, among others, benefits potentially derived from an increase in Credit Suisse's businesses as a result of its relationship with the Portfolio (such as the ability to market to shareholders other financial products offered by Credit Suisse and its affiliates) and the fees paid to affiliates of Credit Suisse for co-administration and distribution services.

The Board considered the standards applied in seeking best execution, and also reviewed Credit Suisse's method for allocating portfolio investment opportunities among its advisory clients. Credit Suisse confirmed there were no soft dollar arrangements during the past year.

Other Factors and Broader Review

As discussed above, the Board reviews detailed materials received from Credit Suisse as part of the annual re-approval process. The Board also reviews and assesses the quality of the services that the Portfolio receives throughout the year. In this regard, the Board reviews reports of Credit Suisse at least quarterly, which include, among other things, detailed portfolio and market reviews, detailed fund performance reports and Credit Suisse's compliance procedures.

Conclusions

In selecting Credit Suisse and approving the Advisory Agreement and the investment advisory fee under such agreement, the Board concluded that:

•  Although the combined Contractual Advisory Fee and co-administration fee were near the highest in the Expense Group, the fees were reasonable, recognizing that the Net Advisory Fee was among the lowest in the Expense Group.

•  The Portfolio's performance was at or above the median for all periods in the Performance Group and Performance Universe. The Board also noted the change to the Portfolio's investment strategy that occurred in 2009.

•  The Board was satisfied with the nature, extent and quality of the investment advisory services provided to the Portfolio by Credit Suisse and that, based on dialogue with management and counsel, the services provided by Credit Suisse under the Advisory Agreement are typical of, and consistent with, those provided to similar mutual funds by other investment advisers.

•  In light of the costs of providing investment management and other services to the Portfolio and Credit Suisse's ongoing commitment to the

Credit Suisse Trust — International Equity Flex III Portfolio
Board Approval of Advisory Agreement (unaudited) (continued)

Portfolio and willingness to waive fees, Credit Suisse's profitability based on fees payable under the Advisory Agreement, as well as other ancillary benefits that Credit Suisse and its affiliates received, were considered reasonable.

•  In light of the fee waivers and the Net Advisory Fee, the Portfolio's current fee structure (without breakpoints) was considered reasonable.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Advisory Agreement. The Independent Trustees were advised by separate independent legal counsel throughout the process.

Credit Suisse Trust — International Equity Flex III Portfolio
Information Concerning Trustees and Officers (unaudited)

Name, Address (Year of Birth)	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees

Enrique Arzac c/o Credit Suisse Asset Management, LLC Attn: General Counsel Eleven Madison Avenue New York, New York 10010 (1941)	Trustee, Audit Committee Chairman and Nominating Committee Member	Since 2005	Professor of Finance and Economics, Graduate School of Business, Columbia University since 1971.	9	Director of Epoch Holding Corporation (an investment management and investment advisory services company); Director of Starcomms PLC., (telecommunications company); Director of Mirae Asset Discovery Funds (6 open-end portfolios); Director of Aberdeen Asia-Pacific Income Investment Company Limited (a Canadian closed-end fund); Director of The Adams Express Company, Petroleum and Resources Corporation, Aberdeen Chile Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Latin America Equity Fund, Inc. and Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc. (each a closed-end investment company).

1  Each Trustee and Officer serves until his or her respective successor has been duly elected and qualified.

Credit Suisse Trust — International Equity Flex III Portfolio
Information Concerning Trustees and Officers (unaudited) (continued)

Name, Address (Year of Birth)	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees

Jeffrey E. Garten[2] Box 208200 New Haven, Connecticut 06520-8200 (1946)	Trustee, Audit and Nominating Committee Member	Since 1998	The Juan Trippe Professor in the Practice of International Trade, Finance and Business from July 2005 to present; Partner and Chairman of Garten Rothkopf (consulting firm) from October 2005 to present; Dean of Yale School of Management from November 1995 to June 2005.	7	Director of Aetna, Inc. (insurance company); Director of CarMax Group (used car dealers); Member of Standard & Poor's Board of Managers.

Peter F. Krogh c/o Credit Suisse Asset Management, LLC Attn: General Counsel Eleven Madison Avenue New York, New York 10010 (1937)	Trustee, Audit and Nominating Committee Member	Since 2001	Dean Emeritus and Distinguished Professor of International Affairs at the Edmund A. Walsh School of Foreign Service, Georgetown University from June 1995 to June 2009.	7	None

2  Mr. Garten was initially appointed as a Trustee of the Portfolio on February 6, 1998. He resigned as Trustee on February 3, 2000 and was subsequently reappointed on December 21, 2000.

Credit Suisse Trust — International Equity Flex III Portfolio
Information Concerning Trustees and Officers (unaudited) (continued)

Name, Address (Year of Birth)	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees

Steven N. Rappaport Lehigh Court, LLC 555 Madison Avenue 29th Floor New York, New York 10022 (1948)	Chairman of the Board of Trustees, Audit Committee Member and Nominating Committee Chairman	Trustee since 1999 and Chairman since 2005	Partner of Lehigh Court, LLC and RZ Capital (private investment firms) from July 2002 to present.	9	Director of iCAD, Inc. (a surgical and medical instruments and apparatus company); Director of Presstek, Inc. (digital imaging technologies company); Director of Wood Resources, LLC. (plywood manufacturing company); Director of Aberdeen Chile Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Latin America Equity Fund, Inc. and Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc. (each a closed-end investment company).

Credit Suisse Trust — International Equity Flex III Portfolio
Information Concerning Trustees and Officers (unaudited) (continued)

Name, Address (Year of Birth)	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years
Officers**

John G. Popp Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1956)	Chief Executive Officer and President	Since 2010	Managing Director of Credit Suisse; Group Manager and Senior Portfolio Manager for Performing Credit Strategies; Associated with Credit Suisse or its predecessor since 1997; Officer of other Credit Suisse Funds.

Michael A. Pignataro Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1959)	Chief Financial Officer	Since 1999	Director and Director of Fund Administration of Credit Suisse; Associated with Credit Suisse or its predecessor since 1984; Officer of other Credit Suisse Funds.

Emidio Morizio Credit Suisse Asset Management, LLC One Madison Avenue New York, New York 10010 (1966)	Chief Compliance Officer	Since 2004	Managing Director and Global Head of Compliance of Credit Suisse; Associated with Credit Suisse since July 2000; Officer of other Credit Suisse Funds.

Roger Machlis Credit Suisse Asset Management, LLC One Madison Avenue New York, New York 10010 (1961)	Chief Legal Officer	Since 2010	Managing Director and General Counsel for Credit Suisse; Associated with Credit Suisse Group AG since 1997; Officer of other Credit Suisse Funds.

Cecilia Chau Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1973)	Treasurer	Since 2008	Vice President of Credit Suisse since 2009; Assistant Vice President of Credit Suisse from June 2007 to December 2008; Associated with Alliance Bernstein L.P. from January 2007 to May 2007; Associated with Credit Suisse from August 2000 to December 2006; Officer of other Credit Suisse Funds.

Karen Regan Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1963)	Vice President and Secretary	Since 2010	Vice President of Credit Suisse; Associated with Credit Suisse since December 2004; Officer of other Credit Suisse Funds

**  The officers of the Portfolio shown are officers that make policy decisions.

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 800-222-8977.

Credit Suisse Trust — International Equity Flex III Portfolio
Proxy Voting and Portfolio Holdings Information (unaudited)

Information regarding how the Portfolio voted proxies related to its portfolio securities during the 12 month period ended June 30 of each year, as well as the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities are available:

•  By calling 1-800-222-8977

•  On the Portfolio's website, www.credit-suisse.com/us

•  On the website of the Securities and Exchange Commission, www.sec.gov.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio's Forms N-Q are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-202-551-8090.

This page intentionally left blank

This page intentionally left blank

This page intentionally left blank

P.O. BOX 55030, BOSTON, MA 02205-5030

800-222-8977 ■ www.credit-suisse.com/us

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.  TREMK-AR-1210

CREDIT SUISSE FUNDS

Annual Report

December 31, 2010

CREDIT SUISSE TRUST
■  U.S. EQUITY FLEX I PORTFOLIO

Credit Suisse Trust (the "Trust") shares are not available directly to individual investors, but may be offered only through certain insurance products and pension and retirement plans.

The Trust's investment objectives, risks, charges and expenses (which should be considered carefully before investing), and more complete information about the Trust, are provided in the Prospectus, which should be read carefully before investing. You may obtain additional copies by calling 800-222-8977 or by writing to Credit Suisse Trust, P.O. Box 55030, Boston, MA 02205-5030.

Credit Suisse Asset Management Securities, Inc., Distributor, is located at Eleven Madison Avenue, New York, NY 10010. The Trust is advised by Credit Suisse Asset Management, LLC.

The views of the Portfolio's management are as of the date of the letter and the Portfolio holdings described in this document are as of December 31, 2010; these views and Portfolio holdings may have changed subsequent to these dates. Nothing in this document is a recommendation to purchase or sell securities.

Portfolio shares are not deposits or other obligations of Credit Suisse Asset Management, LLC ("Credit Suisse") or any affiliate, are not FDIC-insured and are not guaranteed by Credit Suisse or any affiliate. Portfolio investments are subject to investment risks, including loss of your investment.

Credit Suisse Trust — U.S. Equity Flex I Portfolio
Annual Investment Adviser's Report
December 31, 2010 (unaudited)

February 2, 2011

Dear Shareholder:

For the year ended December 31, 2010, the Credit Suisse Trust — U.S. Equity Flex I Portfolio (the "Portfolio") had a gain of 14.46%, versus an increase of 16.93% for the Russell 3000® Index.1

Market Review: A positive end to a challenging year

The year ended December 31, 2010, was a volatile one for equities. After three quarters of choppy trading, global equity markets had a robust fourth quarter and, in general, finished the year higher. Fairly encouraging economic data reports and cooperative central bankers in the United States and Europe combined with impressive economic growth in developing regions to help ease investor concerns about the threat of a double-dip recession. This change in sentiment boosted stock prices, especially during the last month of the year. Additionally, the U.S. Federal Reserve's anti-deflationary policy of implementing multiple quantitative easing measures — the first worth approximately $1.7 trillion and the second worth approximately $600 billion — together with the extension of Bush-era tax cuts injected liquidity into the global markets. For the 12-month period, the S&P 500 Index gained 15.06%, while the Dow Jones Industrial Average rose 14.06%.

As of December 31, 2010, the target U.S. Federal Funds rate remained at 0.00%-0.25% and the discount rate held at 0.75%. The Conference Board Consumer Confidence Index (a survey based on a representative sample of 5,000 U.S. households) decreased unexpectedly in December, dropping from 54.3 in November to 52.5 (for context, the Index measured 100 in 1985 meaning complete confidence). In the private sector, employment continued to increase in many industries, as 113,000 jobs were added. Conversely, the public sector continued to lay off workers, losing 10,000 jobs in December. Overall, the unemployment rate decreased to 9.4% in December. Each of the 10 sectors within the S&P 500 posted gains for the year. Consumer discretionary posted the largest increase, gaining 25.72%, while health care was the weakest performer, gaining only 0.71% for the year.

Strategic Review and Outlook: Cautiously optimistic for the future

For the year ended December 31, 2010, the Portfolio underperformed the benchmark despite strong performance. In general, long positions led to outperformance while short positions detracted from portfolio results. Allocations to the financial and energy sectors benefitted portfolio returns, while stock selection in utilities detracted from portfolio results. As each sector finished

1

Credit Suisse Trust — U.S. Equity Flex I Portfolio
Annual Investment Adviser's Report (continued)
December 31, 2010 (unaudited)

the year in positive territory, short positions generally detracted from portfolio performance — especially in the consumer discretionary and information technology sectors.

During the year, quantitative models in general were challenged by a prolonged period of high correlation and low volatility. In the United States, as the market oscillated between fears of a double dip recession and hope of potential economic growth, there were fewer opportunities to identify individual stock outperformance. As a result, transaction costs and the volatile environment resulted in underperformance.

Although we expect the market to remain challenging in the near term, we are comfortable with our proactive long-term investment process going forward.

Credit Suisse Quantitative Equities Group

Mika Toikka
Timothy Schwider

Short sales expose the Portfolio to the risk that it will be required to cover its short position at a time when the securities have appreciated in value, thus resulting in a loss to the Portfolio. The Portfolio's loss on a short sale could theoretically be unlimited in a case where the Portfolio is unable to close out its short position.

The use of leverage subjects the Portfolio to the risk of magnified capital losses that can occur when losses affect an asset base that has been enlarged by borrowings or the creation of liabilities. The net asset value of the Portfolio, when employing leverage, will be more volatile and sensitive to market movements. Leverage may involve the creation of a liability that requires the Portfolio to pay interest.

Investments in small to medium-sized companies may be more volatile and less liquid than investments in larger companies.

Active and frequent increases transaction costs, which could detract from the Portfolio's performance.

In addition to historical information, this report contains forward-looking statements, which may concern, among other things, domestic and foreign market, industry and economic trends and developments and government regulation and their potential impact on the Portfolio's investments. These statements are subject to risks and uncertainties and actual trends, developments and regulations in the future, and their impact on the Portfolio could be materially different from those projected, anticipated or implied. The Portfolio has no obligation to update or revise forward-looking statements.

2

Credit Suisse Trust — U.S. Equity Flex I Portfolio
Annual Investment Adviser's Report (continued)
December 31, 2010 (unaudited)

Comparison of Change in Value of $10,000 Investment in the
Credit Suisse Trust — U.S. Equity Flex I Portfolio and
the Russell 3000® Index1 for Ten Years.

3

Credit Suisse Trust — U.S. Equity Flex I Portfolio
Annual Investment Adviser's Report (continued)
December 31, 2010 (unaudited)

Average Annual Returns as of December 31, 2010

1 Year	5 Years	10 Years	Since Inception[2]
14.46%	(0.62)%	(1.43)%	4.29%

Returns represent past performance and include change in share price and reinvestment of dividends and capital gains. Past performance cannot guarantee future results. The current performance of the Portfolio may be lower or higher than the figures shown. Returns and share price will fluctuate, and redemption value may be more or less than original cost. The performance results do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Performance includes the effect of deducting expenses, but does not include charges and expenses attributable to any particular variable contract or plan. Accordingly, the Prospectus of the sponsoring Participating Insurance Company separate account or plan documents or other informational materials supplied by plan sponsors should be carefully reviewed for information on relevant charges and expenses. Excluding these charges and expenses from quotations of performance has the effect of increasing the performance quoted, and the effect of these charges should be considered when comparing performance to that of other mutual funds. Performance information current to the most recent month-end is available at www.credit-suisse.com/us.

The annualized gross and net expense ratios are 1.66%.

1  The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represent approximately 98% of the investable U.S. equity market. It is an unmanaged index of common stocks that includes reinvestment of dividends and is compiled by Frank Russell Company. Investors cannot invest directly in an index.

2  Inception date 6/30/95.

4

Credit Suisse Trust — U.S. Equity Flex I Portfolio
Annual Investment Adviser's Report (continued)
December 31, 2010 (unaudited)

Information About Your Portfolio's Expenses

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section and which would result in higher total expenses. The following table is intended to help you understand your ongoing expenses of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The table is based on an investment of $1,000 made at the beginning of the six month period ended December 31, 2010.

The table illustrates your Portfolio's expenses in two ways:

• Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs had been included, your costs would have been higher. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expenses of owning different funds.

5

Credit Suisse Trust — U.S. Equity Flex I Portfolio
Annual Investment Adviser's Report (continued)
December 31, 2010 (unaudited)

Expenses and Value for a $1,000 Investment
for the six month period ended December 31, 2010

Actual Portfolio Return
Beginning Account Value 7/1/10	$1,000.00
Ending Account Value 12/31/10	$1,242.20
Expenses Paid per $1,000*	$8.82
Hypothetical 5% Portfolio Return
Beginning Account Value 7/1/10	$1,000.00
Ending Account Value 12/31/10	$1,017.34
Expenses Paid per $1,000*	$7.93
Annualized Expense Ratio*	1.56%

*  Expenses are equal to the Portfolio's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year period, then divided by 365.

  The "Expenses Paid per $1,000" and the "Annualized Expense Ratio" in the tables are based on actual expenses paid by the Portfolio during the period, net of fee waivers and/or expense reimbursements. If those fee waivers and/or expense reimbursements had not been in effect, the Portfolio's actual expenses would have been higher. Expenses do not reflect additional charges and expenses that are, or may be, imposed under the variable contracts or plans. Such charges and expenses are described in the prospectus of the insurance company separate account or in the plan documents or other informational materials supplied by plan sponsors. The Portfolio's expenses should be considered with these charges and expenses in evaluating the overall cost of investing in the separate account.

For more information, please refer to the Portfolio's prospectus.

6

Credit Suisse Trust — U.S. Equity Flex I Portfolio
Annual Investment Adviser's Report (continued)
December 31, 2010 (unaudited)

SECTOR BREAKDOWN*

	Long	Short	Net
Financials	23.4%	(4.1)%	19.3%
Information Technology	20.2%	(3.7)%	16.5%
Health Care	16.2%	(2.3)%	13.9%
Consumer Discretionary	15.8%	(3.6)%	12.2%
Energy	12.6%	(1.8)%	10.8%
Industrials	13.0%	(3.8)%	9.2%
Consumer Staples	6.5%	(1.4)%	5.1%
Telecommunication Services	5.0%	(0.3)%	4.7%
Utilities	5.4%	(1.3)%	4.1%
Materials	5.8%	(1.7)%	4.1%
Short-Term Investments	0.1%	(0.0)%	0.1%
Total	124.0%	(24.0)%	100.0%

*  Expressed as a percentage of total long/short investments, respectively, (excluding security lending collateral if applicable) and may vary over time.

7

Credit Suisse Trust — U.S. Equity Flex I Portfolio
Schedule of Investments
December 31, 2010

	Number of Shares	Value
LONG STOCK POSITIONS (124.0%)
COMMON STOCKS (124.0%)
Aerospace & Defense (3.0%)
Aerovironment, Inc.*§	3,400	$91,222
Northrop Grumman Corp.§	22,700	1,470,506
The Boeing Co.§	45,600	2,975,856
		4,537,584
Air Freight & Logistics (1.0%)
United Parcel Service, Inc. Class B	21,900	1,589,502
Airlines (0.0%)
Republic Airways Holdings, Inc.*§	9,400	68,808
Auto Components (1.0%)
Autoliv, Inc.§	6,511	513,978
BorgWarner, Inc.*§	3,500	253,260
Lear Corp.*§	7,800	769,938
		1,537,176
Automobiles (0.2%)
Ford Motor Co.*§	19,500	327,405
Beverages (1.0%)
Brown-Forman Corp. Class B§	1,200	83,544
Dr. Pepper Snapple Group, Inc.	38,700	1,360,692
Molson Coors Brewing Co. Class B§	1,400	70,266
		1,514,502
Biotechnology (6.0%)
Alexion Pharmaceuticals, Inc.*§	6,000	483,300
Amgen, Inc.*	42,800	2,349,720
Cephalon, Inc.*§	69,097	4,264,667
Gilead Sciences, Inc.*§	58,600	2,123,664
		9,221,351
Building Products (0.1%)
Griffon Corp.*§	6,652	84,746
Capital Markets (2.8%)
Ameriprise Financial, Inc.	7,400	425,870
Federated Investors, Inc. Class B§	1,100	28,787
Northern Trust Corp.§	3,400	188,394
SEI Investments Co.	40,100	953,979
State Street Corp.	19,800	917,532
The Bank of New York Mellon Corp.	3,800	114,760
Waddell & Reed Financial, Inc. Class A	48,200	1,700,978
		4,330,300
Chemicals (4.1%)
E.I. Du Pont de Nemours & Co.	29,000	1,446,520
Eastman Chemical Co.§	700	58,856
Huntsman Corp.	22,800	355,908

See Accompanying Notes to Financial Statements.
8

Credit Suisse Trust — U.S. Equity Flex I Portfolio
Schedule of Investments (continued)
December 31, 2010

	Number of Shares	Value
LONG STOCK POSITIONS
COMMON STOCKS
Chemicals
Lubrizol Corp.§	16,872	$1,803,279
Minerals Technologies, Inc.§	10,000	654,100
PPG Industries, Inc.	22,800	1,916,796
		6,235,459
Commercial Banks (2.9%)
CapitalSource, Inc.	84,600	600,660
CIT Group, Inc.*	6,900	324,990
Comerica, Inc.§	7,800	329,472
Community Bank System, Inc.	9,100	252,707
International Bancshares Corp.§	32,000	640,960
M&T Bank Corp.§	8,200	713,810
Sterling Bancshares, Inc.§	50,300	353,106
Tompkins Financial Corp.§	770	30,153
Umpqua Holdings Corp.§	34,000	414,120
Wells Fargo & Co.	24,600	762,354
		4,422,332
Commercial Services & Supplies (0.4%)
Clean Harbors, Inc.*§	4,600	386,768
Healthcare Services Group, Inc.§	6,300	102,501
SYKES Enterprises, Inc.*§	5,200	105,352
		594,621
Communications Equipment (1.7%)
Cisco Systems, Inc.*	90,100	1,822,723
QUALCOMM, Inc.	3,400	168,266
Tellabs, Inc.	88,565	600,471
		2,591,460
Computers & Peripherals (2.9%)
Apple, Inc.*	10,991	3,545,257
EMC Corp.*	19,800	453,420
Lexmark International, Inc. Class A*	9,600	334,272
QLogic Corp.*§	3,300	56,166
		4,389,115
Construction Materials (0.0%)
Martin Marietta Materials, Inc.§	600	55,344
Consumer Finance (1.7%)
American Express Co.	18,500	794,020
Capital One Financial Corp.§	43,600	1,855,616
		2,649,636
Containers & Packaging (0.0%)
Ball Corp.	1,000	68,050

See Accompanying Notes to Financial Statements.
9

Credit Suisse Trust — U.S. Equity Flex I Portfolio
Schedule of Investments (continued)
December 31, 2010

	Number of Shares	Value
LONG STOCK POSITIONS
COMMON STOCKS
Diversified Consumer Services (2.1%)
Career Education Corp.*§	16,700	$346,191
Coinstar, Inc.*§	400	22,576
DeVry, Inc.	28,334	1,359,465
ITT Educational Services, Inc.*	400	25,476
Sotheby's	18,361	826,245
Strayer Education, Inc.§	200	30,444
Weight Watchers International, Inc.§	17,000	637,330
		3,247,727
Diversified Financial Services (4.0%)
Citigroup, Inc.*	230,000	1,087,900
JPMorgan Chase & Co.	89,900	3,813,558
Moody's Corp.§	43,400	1,151,836
		6,053,294
Diversified Telecommunication Services (3.0%)
AT&T, Inc.	151,407	4,448,338
Cbeyond, Inc.*§	2,000	30,560
Qwest Communications International, Inc.	20,300	154,483
		4,633,381
Electric Utilities (2.9%)
Exelon Corp.§	67,800	2,823,192
Great Plains Energy, Inc.§	28,100	544,859
Pinnacle West Capital Corp.§	6,000	248,700
Westar Energy, Inc.§	34,300	862,988
		4,479,739
Electrical Equipment (0.3%)
Belden, Inc.§	600	22,092
Hubbell, Inc. Class B	600	36,078
Rockwell Automation, Inc.§	5,900	423,089
		481,259
Electronic Equipment, Instruments & Components (0.3%)
Itron, Inc.*	2,000	110,900
Vishay Intertechnology, Inc.*	24,695	362,523
		473,423
Energy Equipment & Services (2.3%)
Atwood Oceanics, Inc.*§	3,600	134,532
Baker Hughes, Inc.	17,500	1,000,475
Diamond Offshore Drilling, Inc.	800	53,496
Dril-Quip, Inc.*	300	23,316
National-Oilwell Varco, Inc.	13,200	887,700
Oceaneering International, Inc.*	15,900	1,170,717
SEACOR Holdings, Inc.§	2,800	283,052
		3,553,288

See Accompanying Notes to Financial Statements.
10

Credit Suisse Trust — U.S. Equity Flex I Portfolio
Schedule of Investments (continued)
December 31, 2010

	Number of Shares	Value
LONG STOCK POSITIONS
COMMON STOCKS
Food & Staples Retailing (0.3%)
Casey's General Stores, Inc.	500	$21,255
Ruddick Corp.§	12,400	456,816
		478,071
Food Products (2.2%)
ConAgra Foods, Inc.	2,800	63,224
H.J. Heinz Co.§	36,900	1,825,074
Tyson Foods, Inc. Class A	88,358	1,521,525
		3,409,823
Health Care Equipment & Supplies (0.7%)
Greatbatch, Inc.*§	1,300	31,395
The Cooper Cos., Inc.§	18,000	1,014,120
		1,045,515
Health Care Providers & Services (2.5%)
CIGNA Corp.	4,200	153,972
Emergency Medical Services Corp. Class A*	10,542	681,119
Express Scripts, Inc.*§	5,300	286,465
Health Net, Inc.*	19,000	518,510
Humana, Inc.*	32,400	1,773,576
PharMerica Corp.*§	9,300	106,485
Tenet Healthcare Corp.*§	5,300	35,457
UnitedHealth Group, Inc.	8,800	317,768
		3,873,352
Health Care Technology (0.7%)
Cerner Corp.*§	11,400	1,080,036
Hotels, Restaurants & Leisure (0.5%)
Brinker International, Inc.§	25,700	536,616
DineEquity, Inc.*	2,600	128,388
Hyatt Hotels Corp. Class A*	500	22,880
MGM Resorts International*§	2,600	38,610
Wendy's/Arby's Group, Inc. Class A§	4,600	21,252
		747,746
Household Durables (0.9%)
Harman International Industries, Inc.*	12,200	564,860
Libbey, Inc.*§	11,900	184,093
Newell Rubbermaid, Inc.	4,200	76,356
Whirlpool Corp.§	6,700	595,161
		1,420,470
Household Products (1.0%)
Church & Dwight Co., Inc.§	21,201	1,463,293
Independent Power Producers & Energy Traders (0.8%)
Constellation Energy Group, Inc.	41,600	1,274,208

See Accompanying Notes to Financial Statements.
11

Credit Suisse Trust — U.S. Equity Flex I Portfolio
Schedule of Investments (continued)
December 31, 2010

	Number of Shares	Value
LONG STOCK POSITIONS
COMMON STOCKS
Industrial Conglomerates (1.7%)
3M Co.	14,300	$1,234,090
General Electric Co.	70,300	1,285,787
		2,519,877
Insurance (8.4%)
ACE, Ltd.§	1,100	68,475
Aflac, Inc.	41,800	2,358,774
American International Group, Inc.*§	1,300	74,906
Berkshire Hathaway, Inc. Class B*	62,341	4,994,137
Fidelity National Financial, Inc. Class A	28,400	388,512
Marsh & McLennan Cos., Inc.	11,700	319,878
Prudential Financial, Inc.	28,400	1,667,364
The Travelers Cos., Inc.§	40,300	2,245,113
Unitrin, Inc.§	28,600	701,844
Wesco Financial Corp.	100	36,841
		12,855,844
Internet & Catalog Retail (0.7%)
Amazon.com, Inc.*	2,500	450,000
Expedia, Inc.§	3,800	95,342
NetFlix, Inc.*§	400	70,280
priceline.com, Inc.*§	1,000	399,550
		1,015,172
Internet Software & Services (5.7%)
AOL, Inc.*	1,581	37,486
Earthlink, Inc.§	174,452	1,500,287
eBay, Inc.*§	25,300	704,099
Google, Inc. Class A*	7,600	4,514,172
j2 Global Communications, Inc.*§	28,200	816,390
Rackspace Hosting, Inc.*§	700	21,987
United Online, Inc.§	22,700	149,820
Yahoo!, Inc.*	58,300	969,529
		8,713,770
IT Services (1.7%)
Alliance Data Systems Corp.*§	700	49,721
CSG Systems International, Inc.*§	3,500	66,290
International Business Machines Corp.	15,000	2,201,400
MAXIMUS, Inc.§	3,200	209,856
		2,527,267
Leisure Equipment & Products (0.3%)
Polaris Industries, Inc.§	5,600	436,912
Machinery (5.7%)
AGCO Corp.*§	7,500	379,950
Badger Meter, Inc.	1,800	79,596

See Accompanying Notes to Financial Statements.
12

Credit Suisse Trust — U.S. Equity Flex I Portfolio
Schedule of Investments (continued)
December 31, 2010

	Number of Shares	Value
LONG STOCK POSITIONS
COMMON STOCKS
Machinery
Caterpillar, Inc.§	15,300	$1,432,998
Danaher Corp.§	37,700	1,778,309
Eaton Corp.	3,100	314,681
Graco, Inc.§	7,700	303,765
Navistar International Corp.*§	12,500	723,875
Oshkosh Corp.*§	3,100	109,244
Parker Hannifin Corp.	14,500	1,251,350
The Toro Co.§	1,000	61,640
Timken Co.	46,250	2,207,512
		8,642,920
Media (3.2%)
Ascent Media Corp. Class A*§	2,500	96,900
DISH Network Corp. Class A*	2,800	55,048
Harte-Hanks, Inc.	6,614	84,461
John Wiley & Sons, Inc. Class A§	500	22,620
Liberty Global, Inc. Class A*§	2,300	81,374
National CineMedia, Inc.§	11,800	234,938
News Corp. Class A	208,900	3,041,584
The New York Times Co. Class A*§	104,827	1,027,305
The Washington Post Co. Class B§	124	54,498
Viacom, Inc. Class B	1,700	67,337
Virgin Media, Inc.§	3,655	99,562
		4,865,627
Metals & Mining (1.3%)
Freeport-McMoRan Copper & Gold, Inc.	16,100	1,933,449
United States Steel Corp.§	1,700	99,314
		2,032,763
Multi-Utilities (1.7%)
DTE Energy Co.	56,000	2,537,920
Multiline Retail (2.0%)
Big Lots, Inc.*	5,400	164,484
Dollar General Corp.*§	800	24,536
Family Dollar Stores, Inc.§	29,100	1,446,561
Sears Holdings Corp.*§	600	44,250
Target Corp.	23,500	1,413,055
		3,092,886
Oil, Gas & Consumable Fuels (10.3%)
Arch Coal, Inc.§	21,400	750,284
Chevron Corp.	72,600	6,624,750
ConocoPhillips	9,400	640,140
Devon Energy Corp.	15,800	1,240,458
EXCO Resources, Inc.§	1,600	31,072
Exxon Mobil Corp.	23,249	1,699,967

See Accompanying Notes to Financial Statements.
13

Credit Suisse Trust — U.S. Equity Flex I Portfolio
Schedule of Investments (continued)
December 31, 2010

	Number of Shares	Value
LONG STOCK POSITIONS
COMMON STOCKS
Oil, Gas & Consumable Fuels
Hess Corp.	7,900	$604,666
Marathon Oil Corp.§	1,500	55,545
Murphy Oil Corp.	2,500	186,375
Occidental Petroleum Corp.	12,500	1,226,250
Tesoro Corp.*§	118,500	2,196,990
Valero Energy Corp.	24,200	559,504
		15,816,001
Paper & Forest Products (0.3%)
Domtar Corp.	3,935	298,745
MeadWestvaco Corp.§	6,700	175,272
		474,017
Personal Products (1.0%)
Inter Parfums, Inc.§	1,800	33,930
The Estee Lauder Cos., Inc. Class A§	17,800	1,436,460
		1,470,390
Pharmaceuticals (6.3%)
Abbott Laboratories	75,900	3,636,369
Eli Lilly & Co.§	131,600	4,611,264
Endo Pharmaceuticals Holdings, Inc.*	31,500	1,124,865
Indevus Pharmaceuticals, Inc. (Escrow shares)*§^	2,200	0
Medicis Pharmaceutical Corp. Class A§	4,800	128,592
Nektar Therapeutics*§	2,100	26,985
Valeant Pharmaceuticals International, Inc.§	1,068	30,214
XenoPort, Inc.*	9,000	76,680
		9,634,969
Professional Services (0.0%)
Verisk Analytics, Inc. Class A*§	1,300	44,304
Real Estate Investment Trusts (3.2%)
Chimera Investment Corp.§	10,471	43,036
Entertainment Properties Trust	19,700	911,125
General Growth Properties, Inc.§	5,500	85,140
Getty Realty Corp.§	3,700	115,736
Government Properties Income Trust§	6,600	176,814
HCP, Inc.	13,400	492,986
Home Properties, Inc.§	10,600	588,194
Hospitality Properties Trust	2,100	48,384
Inland Real Estate Corp.§	6,800	59,840
Investors Real Estate Trust§	45,800	410,826
Lexington Realty Trust§	129,500	1,029,525
ProLogis	21,800	314,792
Public Storage§	700	70,994
Realty Income Corp.§	1,200	41,040
Saul Centers, Inc.§	2,100	99,435
Starwood Property Trust, Inc.§	17,400	373,752
		4,861,619

See Accompanying Notes to Financial Statements.
14

Credit Suisse Trust — U.S. Equity Flex I Portfolio
Schedule of Investments (continued)
December 31, 2010

	Number of Shares	Value
LONG STOCK POSITIONS
COMMON STOCKS
Real Estate Management & Development (0.2%)
Forest City Enterprises, Inc. Class A*§	1,500	$25,035
Jones Lang LaSalle, Inc.	2,900	243,368
The Howard Hughes Corp.*§	275	14,965
The St. Joe Co.*§	1,200	26,220
		309,588
Road & Rail (0.6%)
Celadon Group, Inc.*§	4,100	60,639
Norfolk Southern Corp.	4,900	307,818
Union Pacific Corp.	5,200	481,832
		850,289
Semiconductors & Semiconductor Equipment (4.6%)
Altera Corp.§	43,900	1,561,962
Analog Devices, Inc.	48,000	1,808,160
Atmel Corp.*	5,000	61,600
First Solar, Inc.*§	600	78,084
FormFactor, Inc.*§	15,500	137,640
Intel Corp.	146,600	3,082,998
LSI Corp.*§	8,400	50,316
Microchip Technology, Inc.§	2,000	68,420
MKS Instruments, Inc.*	7,300	178,777
Veeco Instruments, Inc.*§	500	21,480
		7,049,437
Software (3.4%)
Blackbaud, Inc.§	932	24,139
Microsoft Corp.	15,400	429,968
Novell, Inc.*	5,462	32,335
Oracle Corp.	133,700	4,184,810
VMware, Inc. Class A*§	6,200	551,242
		5,222,494
Specialty Retail (4.6%)
Aeropostale, Inc.*§	25,686	632,903
American Eagle Outfitters, Inc.§	42,700	624,701
AnnTaylor Stores Corp.*§	5,000	136,950
AutoZone, Inc.*§	1,500	408,885
Best Buy Co., Inc.§	7,500	257,175
J. Crew Group, Inc.*§	15,000	647,100
Ltd Brands, Inc.	4,600	141,358
Office Depot, Inc.*§	4,200	22,680
RadioShack Corp.§	1,500	27,735
Rent-A-Center, Inc.§	50,100	1,617,228
Ross Stores, Inc.	600	37,950
Talbots, Inc.*	6,300	53,676
The Dress Barn, Inc.*§	33,800	892,996
TJX Cos., Inc.	5,500	244,145
Williams-Sonoma, Inc.§	37,400	1,334,806
		7,080,288

See Accompanying Notes to Financial Statements.
15

Credit Suisse Trust — U.S. Equity Flex I Portfolio
Schedule of Investments (continued)
December 31, 2010

	Number of Shares	Value
LONG STOCK POSITIONS
COMMON STOCKS
Textiles, Apparel & Luxury Goods (0.2%)
The Timberland Co. Class A*	14,800	$363,932
Thrifts & Mortgage Finance (0.2%)
Dime Community Bancshares§	7,100	103,589
NewAlliance Bancshares, Inc.	5,787	86,689
Oritani Financial Corp.	7,600	93,024
		283,302
Tobacco (1.1%)
Philip Morris International, Inc.	27,900	1,632,987
Trading Companies & Distributors (0.3%)
United Rentals, Inc.*§	10,000	227,500
Watsco, Inc.§	3,300	208,164
		435,664
Wireless Telecommunication Services (2.0%)
MetroPCS Communications, Inc.*	96,800	1,222,584
Sprint Nextel Corp.*§	42,100	178,083
Telephone & Data Systems, Inc.§	43,220	1,579,691
		2,980,358
TOTAL COMMON STOCKS (Cost $172,954,284)		189,682,613
TOTAL LONG STOCK POSITIONS (Cost $172,954,284)		189,682,613
SHORT-TERM INVESTMENTS (15.1%)
State Street Navigator Prime Portfolio, 0.3426%§§	22,947,299	22,947,299
	Par (000)
State Street Bank and Trust Co. Euro Time Deposit, 0.010%, 01/03/11	$224	224,000
TOTAL SHORT-TERM INVESTMENTS (Cost $23,171,299)		23,171,299
TOTAL INVESTMENTS AT VALUE (139.1%) (Cost $196,125,583)		212,853,912
TOTAL SECURITIES SOLD SHORT (-24.0%) (Proceeds $29,720,590)		(36,685,611)
LIABILITIES IN EXCESS OF OTHER ASSETS (-15.1%)		(23,171,236)
NET ASSETS (100.0%)		$152,997,065

See Accompanying Notes to Financial Statements.
16

Credit Suisse Trust — U.S. Equity Flex I Portfolio
Schedule of Investments (continued)
December 31, 2010

	Number of Shares	Value
SHORT STOCK POSITIONS (-24.0%)
COMMON STOCKS (-24.0%)
Aerospace & Defense (-0.5%)
Alliant Techsystems, Inc.*	(400)	$(29,772)
BE Aerospace, Inc.*	(1,200)	(44,436)
Ceradyne, Inc.*	(1,000)	(31,530)
Cubic Corp.	(600)	(28,290)
Curtiss-Wright Corp.	(1,000)	(33,200)
DigitalGlobe, Inc.*	(1,000)	(31,710)
Esterline Technologies Corp.*	(400)	(27,436)
General Dynamics Corp.	(500)	(35,480)
Goodrich Corp.	(300)	(26,421)
Hexcel Corp.*	(1,400)	(25,326)
Honeywell International, Inc.	(800)	(42,528)
ITT Corp.	(500)	(26,055)
L-3 Communications Holdings, Inc.	(400)	(28,196)
Lockheed Martin Corp.	(600)	(41,946)
Precision Castparts Corp.	(400)	(55,684)
Raytheon Co.	(500)	(23,170)
Rockwell Collins, Inc.	(600)	(34,956)
Spirit Aerosystems Holdings, Inc. Class A*	(1,600)	(33,296)
Teledyne Technologies, Inc.*	(600)	(26,382)
TransDigm Group, Inc.*	(500)	(36,005)
Triumph Group, Inc.	(500)	(44,705)
United Technologies Corp.	(900)	(70,848)
		(777,372)
Air Freight & Logistics (-0.1%)
CH Robinson Worldwide, Inc.	(500)	(40,095)
Expeditors International of Washington, Inc.	(600)	(32,760)
FedEx Corp.	(300)	(27,903)
		(100,758)
Airlines (-0.1%)
AMR Corp.*	(3,200)	(24,928)
JetBlue Airways Corp.*	(4,200)	(27,762)
Southwest Airlines Co.	(2,400)	(31,152)
		(83,842)
Auto Components (-0.3%)
American Axle & Manufacturing Holdings, Inc.*	(3,000)	(38,580)
Cooper Tire & Rubber Co.	(1,500)	(35,370)
Dana Holding Corp.*	(2,900)	(49,909)
Drew Industries, Inc.	(1,100)	(24,992)
Federal Mogul Corp.*	(1,800)	(37,170)
Gentex Corp.	(1,400)	(41,384)
Johnson Controls, Inc.	(1,200)	(45,840)
Modine Manufacturing Co.*	(2,900)	(44,950)
Superior Industries International, Inc.	(1,500)	(31,830)
Tenneco, Inc.*	(900)	(37,044)

See Accompanying Notes to Financial Statements.
17

Credit Suisse Trust — U.S. Equity Flex I Portfolio
Schedule of Investments (continued)
December 31, 2010

	Number of Shares	Value
SHORT STOCK POSITIONS
COMMON STOCKS
Auto Components
The Goodyear Tire & Rubber Co.*	(2,600)	$(30,810)
TRW Automotive Holdings Corp.*	(800)	(42,160)
		(460,039)
Automobiles (-0.0%)
Harley-Davidson, Inc.	(1,000)	(34,670)
Thor Industries, Inc.	(700)	(23,772)
		(58,442)
Beverages (-0.2%)
Central European Distribution Corp.*	(1,300)	(29,770)
Constellation Brands, Inc. Class A*	(1,900)	(42,085)
Hansen Natural Corp.*	(800)	(41,824)
PepsiCo, Inc.	(1,400)	(91,462)
The Boston Beer Co., Inc. Class A*	(300)	(28,527)
The Coca-Cola Co.	(1,500)	(98,655)
		(332,323)
Biotechnology (-0.3%)
Acorda Therapeutics, Inc.*	(1,000)	(27,260)
Amylin Pharmaceuticals, Inc.*	(1,600)	(23,536)
Biogen Idec, Inc.*	(400)	(26,820)
BioMarin Pharmaceutical, Inc.*	(1,600)	(43,088)
Cepheid, Inc.*	(1,700)	(38,675)
Cubist Pharmaceuticals, Inc.*	(1,200)	(25,680)
Dendreon Corp.*	(800)	(27,936)
Human Genome Sciences, Inc.*	(1,000)	(23,890)
Incyte Corp., Ltd.*	(2,200)	(36,432)
Onyx Pharmaceuticals, Inc.*	(800)	(29,496)
Pharmasset, Inc.*	(1,000)	(43,410)
Savient Pharmaceuticals, Inc.*	(2,000)	(22,280)
Seattle Genetics, Inc.*	(1,600)	(23,920)
United Therapeutics Corp.*	(600)	(37,932)
Vertex Pharmaceuticals, Inc.*	(800)	(28,024)
		(458,379)
Building Products (-0.2%)
A.O. Smith Corp.	(750)	(28,560)
Ameron International Corp.	(400)	(30,548)
Armstrong World Industries, Inc.	(700)	(30,100)
Lennox International, Inc.	(600)	(28,374)
Masco Corp.	(2,700)	(34,182)
Owens Corning*	(1,200)	(37,380)
Simpson Manufacturing Co., Inc.	(1,100)	(34,001)
Universal Forest Products, Inc.	(1,000)	(38,900)
		(262,045)

See Accompanying Notes to Financial Statements.
18

Credit Suisse Trust — U.S. Equity Flex I Portfolio
Schedule of Investments (continued)
December 31, 2010

	Number of Shares	Value
SHORT STOCK POSITIONS
COMMON STOCKS
Capital Markets (-0.5%)
Affiliated Managers Group, Inc.*	(400)	$(39,688)
E*Trade Financial Corp.*	(2,000)	(32,000)
Eaton Vance Corp.	(900)	(27,207)
Franklin Resources, Inc.	(300)	(33,363)
Greenhill & Co., Inc.	(300)	(24,504)
Invesco, Ltd.	(1,900)	(45,714)
Investment Technology Group, Inc.*	(1,600)	(26,192)
Janus Capital Group, Inc.	(2,200)	(28,534)
KBW, Inc.	(1,100)	(30,712)
Knight Capital Group, Inc. Class A*	(2,200)	(30,338)
Legg Mason, Inc.	(1,100)	(39,897)
MF Global Holdings Ltd.*	(3,700)	(30,932)
Morgan Stanley	(1,200)	(32,652)
optionsXpress Holdings, Inc.	(1,900)	(29,773)
Piper Jaffray Cos.*	(1,000)	(35,010)
Raymond James Financial, Inc.	(1,200)	(39,240)
Stifel Financial Corp.*	(600)	(37,224)
T. Rowe Price Group, Inc.	(700)	(45,178)
TD Ameritrade Holding Corp.	(1,700)	(32,283)
The Charles Schwab Corp.	(1,900)	(32,509)
The Goldman Sachs Group, Inc.	(300)	(50,448)
		(723,398)
Chemicals (-0.7%)
Air Products & Chemicals, Inc.	(500)	(45,475)
Albemarle Corp.	(600)	(33,468)
Arch Chemicals, Inc.	(800)	(30,344)
Cabot Corp.	(1,000)	(37,650)
Calgon Carbon Corp.*	(1,600)	(24,192)
Celanese Corp. Series A	(1,000)	(41,170)
CF Industries Holdings, Inc.	(300)	(40,545)
Cytec Industries, Inc.	(500)	(26,530)
Ecolab, Inc.	(800)	(40,336)
Ferro Corp.*	(2,900)	(42,456)
H.B. Fuller Co.	(1,200)	(24,624)
International Flavors & Fragrances, Inc.	(600)	(33,354)
Monsanto Co.	(800)	(55,712)
Nalco Holding Co.	(1,300)	(41,522)
NewMarket Corp.	(300)	(37,011)
Olin Corp.	(1,700)	(34,884)
OM Group, Inc.*	(900)	(34,659)
PolyOne Corp.*	(3,000)	(37,470)
Praxair, Inc.	(400)	(38,188)
Rockwood Holdings, Inc.*	(1,200)	(46,944)
RPM International, Inc.	(1,800)	(39,780)
Sensient Technologies Corp.	(1,200)	(44,076)
Sigma-Aldrich Corp.	(600)	(39,936)

See Accompanying Notes to Financial Statements.
19

Credit Suisse Trust — U.S. Equity Flex I Portfolio
Schedule of Investments (continued)
December 31, 2010

	Number of Shares	Value
SHORT STOCK POSITIONS
COMMON STOCKS
Chemicals
Solutia, Inc.*	(1,500)	$(34,620)
The Dow Chemical Co.	(1,100)	(37,554)
The Mosaic Co.	(600)	(45,816)
The Scotts Miracle-Gro Co. Class A	(500)	(25,385)
The Sherwin-Williams Co.	(500)	(41,875)
Valspar Corp.	(1,100)	(37,928)
W.R. Grace & Co.*	(1,200)	(42,156)
		(1,135,660)
Commercial Banks (-0.8%)
Associated Banc-Corp.	(2,100)	(31,815)
Bancfirst Corp.	(600)	(24,714)
Bank of Hawaii Corp.	(700)	(33,047)
BB&T Corp.	(1,300)	(34,177)
Cathay General Bancorp	(2,600)	(43,420)
Chemical Financial Corp.	(1,200)	(26,580)
City National Corp.	(500)	(30,680)
Columbia Banking System, Inc.	(1,600)	(33,696)
Commerce Bancshares, Inc.	(777)	(30,870)
Cullen/Frost Bankers, Inc.	(500)	(30,560)
Danvers Bancorp, Inc.	(1,600)	(28,272)
East West Bancorp, Inc.	(1,900)	(37,145)
Fifth Third Bancorp	(2,300)	(33,764)
First Financial Bancorp	(1,500)	(27,720)
First Horizon National Corp.*	(2,357)	(27,765)
FirstMerit Corp.	(1,505)	(29,784)
Fulton Financial Corp.	(2,700)	(27,918)
Hancock Holding Co.	(900)	(31,374)
Iberiabank Corp.	(500)	(29,565)
Investors Bancorp, Inc.*	(2,100)	(27,552)
KeyCorp	(3,700)	(32,745)
Marshall & Ilsley Corp.	(4,400)	(30,448)
National Penn Bancshares, Inc.	(4,100)	(32,923)
NBT Bancorp, Inc.	(1,100)	(26,565)
Old National Bancorp	(2,200)	(26,158)
PNC Financial Services Group, Inc.	(500)	(30,360)
PrivateBancorp, Inc.	(2,200)	(31,636)
Prosperity Bancshares, Inc.	(900)	(35,352)
Regions Financial Corp.	(3,900)	(27,300)
SunTrust Banks, Inc.	(1,400)	(41,314)
Susquehanna Bancshares, Inc.	(3,000)	(29,040)
SVB Financial Group*	(800)	(42,440)
TCF Financial Corp.	(1,900)	(28,139)
Trustmark Corp.	(1,200)	(29,808)
UMB Financial Corp.	(800)	(33,136)
Valley National Bancorp	(2,315)	(33,105)
Webster Financial Corp.	(1,700)	(33,490)
Zions Bancorporation	(1,300)	(31,499)
		(1,195,876)

See Accompanying Notes to Financial Statements.
20

Credit Suisse Trust — U.S. Equity Flex I Portfolio
Schedule of Investments (continued)
December 31, 2010

	Number of Shares	Value
SHORT STOCK POSITIONS
COMMON STOCKS
Commercial Services & Supplies (-0.6%)
ABM Industries, Inc.	(1,500)	$(39,450)
American Reprographics Co.*	(3,200)	(24,288)
Avery Dennison Corp.	(900)	(38,106)
Cintas Corp.	(1,300)	(36,348)
Consolidated Graphics, Inc.*	(500)	(24,215)
Copart, Inc.*	(900)	(33,615)
Corrections Corp. of America*	(1,600)	(40,096)
Covanta Holding Corp.	(1,600)	(27,504)
Deluxe Corp.	(1,500)	(34,530)
Herman Miller, Inc.	(1,500)	(37,950)
HNI Corp.	(1,000)	(31,200)
Iron Mountain, Inc.	(1,300)	(32,513)
Knoll, Inc.	(2,200)	(36,806)
Mine Safety Appliances Co.	(1,200)	(37,356)
Multi-Color Corp.	(1,100)	(21,406)
Pitney Bowes, Inc.	(1,100)	(26,598)
R. R. Donnelley & Sons Co.	(1,600)	(27,952)
Republic Services, Inc.	(1,100)	(32,846)
Rollins, Inc.	(1,950)	(38,513)
Schawk, Inc.	(1,900)	(39,102)
Steelcase, Inc. Class A	(2,900)	(30,653)
Stericycle, Inc.*	(500)	(40,460)
Tetra Tech, Inc.*	(1,400)	(35,084)
The Brink's Co.	(1,100)	(29,568)
The Geo Group, Inc.*	(1,400)	(34,524)
US Ecology, Inc.	(1,600)	(27,808)
Waste Connections, Inc.	(1,050)	(28,906)
Waste Management, Inc.	(1,000)	(36,870)
		(924,267)
Communications Equipment (-0.4%)
Acme Packet, Inc.*	(800)	(42,528)
ADTRAN, Inc.	(800)	(28,968)
Arris Group, Inc.*	(2,800)	(31,416)
Aruba Networks, Inc.*	(1,600)	(33,408)
Black Box Corp.	(800)	(30,632)
Blue Coat Systems, Inc.*	(800)	(23,896)
Brocade Communications Systems, Inc.*	(5,000)	(26,450)
Comtech Telecommunications Corp.	(700)	(19,411)
F5 Networks, Inc.*	(300)	(39,048)
Harmonic, Inc.*	(3,700)	(31,709)
Harris Corp.	(600)	(27,180)
InterDigital, Inc.*	(1,300)	(54,132)
JDS Uniphase Corp.*	(2,600)	(37,648)
Juniper Networks, Inc.*	(900)	(33,228)
Motorola, Inc.*	(3,700)	(33,559)
Plantronics, Inc.	(1,000)	(37,220)

See Accompanying Notes to Financial Statements.
21

Credit Suisse Trust — U.S. Equity Flex I Portfolio
Schedule of Investments (continued)
December 31, 2010

	Number of Shares	Value
SHORT STOCK POSITIONS
COMMON STOCKS
Communications Equipment
Polycom, Inc.*	(900)	$(35,082)
Riverbed Technology, Inc.*	(1,600)	(56,272)
Tekelec*	(2,000)	(23,820)
Viasat, Inc.*	(700)	(31,087)
		(676,694)
Computers & Peripherals (-0.1%)
Dell, Inc.*	(1,900)	(25,745)
Diebold, Inc.	(1,100)	(35,255)
Intermec, Inc.*	(2,100)	(26,586)
NCR Corp.*	(2,500)	(38,425)
NetApp, Inc.*	(600)	(32,976)
SanDisk Corp.*	(800)	(39,888)
Western Digital Corp.*	(1,200)	(40,680)
		(239,555)
Construction & Engineering (-0.2%)
Aecom Technology Corp.*	(1,100)	(30,767)
Fluor Corp.	(600)	(39,756)
Granite Construction, Inc.	(1,200)	(32,916)
Jacobs Engineering Group, Inc.*	(1,000)	(45,850)
KBR, Inc.	(1,000)	(30,470)
MasTec, Inc.*	(2,500)	(36,475)
Quanta Services, Inc.*	(1,600)	(31,872)
The Shaw Group, Inc.*	(800)	(27,384)
Tutor Perini Corp.	(1,500)	(32,115)
URS Corp.*	(700)	(29,127)
		(336,732)
Construction Materials (-0.1%)
Eagle Materials, Inc.	(1,300)	(36,725)
Vulcan Materials Co.	(1,000)	(44,360)
		(81,085)
Consumer Finance (-0.1%)
Cash America International, Inc.	(900)	(33,237)
Discover Financial Services	(2,100)	(38,913)
EZCORP, Inc. Class A*	(1,600)	(43,408)
First Cash Financial Services, Inc.*	(900)	(27,891)
Nelnet, Inc. Class A	(1,000)	(23,690)
SLM Corp.*	(2,600)	(32,734)
The Student Loan Corp.	(1,200)	(38,928)
		(238,801)
Containers & Packaging (-0.2%)
Aptargroup, Inc.	(600)	(28,542)
Bemis Co., Inc.	(1,100)	(35,926)
Boise, Inc.	(4,100)	(32,513)

See Accompanying Notes to Financial Statements.
22

Credit Suisse Trust — U.S. Equity Flex I Portfolio
Schedule of Investments (continued)
December 31, 2010

	Number of Shares	Value
SHORT STOCK POSITIONS
COMMON STOCKS
Containers & Packaging
Crown Holdings, Inc.*	(1,100)	$(36,718)
Greif, Inc. Class A	(500)	(30,950)
Owens-Illinois, Inc.*	(1,000)	(30,700)
Packaging Corp. of America	(1,100)	(28,424)
Rock-Tenn Co. Class A	(500)	(26,975)
Sealed Air Corp.	(1,600)	(40,720)
Silgan Holdings, Inc.	(1,000)	(35,810)
Sonoco Products Co.	(800)	(26,936)
Temple-Inland, Inc.	(1,500)	(31,860)
		(386,074)
Distributors (-0.1%)
Genuine Parts Co.	(800)	(41,072)
LKQ Corp.*	(1,600)	(36,352)
Pool Corp.	(1,400)	(31,556)
		(108,980)
Diversified Consumer Services (-0.1%)
Apollo Group, Inc. Class A*	(600)	(23,694)
Grand Canyon Education, Inc.*	(1,400)	(27,426)
H&R Block, Inc.	(2,200)	(26,202)
Hillenbrand, Inc.	(1,400)	(29,134)
K12, Inc.*	(800)	(22,928)
Lincoln Educational Services Corp.	(1,400)	(21,714)
Matthews International Corp. Class A	(800)	(27,984)
Regis Corp.	(1,300)	(21,580)
Service Corp. International	(4,000)	(33,000)
		(233,662)
Diversified Financial Services (-0.2%)
Bank of America Corp.	(2,300)	(30,682)
CME Group, Inc.	(100)	(32,175)
Interactive Brokers Group, Inc. Class A	(1,700)	(30,294)
IntercontinentalExchange, Inc.*	(300)	(35,745)
Leucadia National Corp.	(1,300)	(37,934)
MSCI, Inc. Class A*	(700)	(27,272)
PHH Corp.*	(1,500)	(34,725)
Pico Holdings, Inc.*	(1,000)	(31,800)
Portfolio Recovery Associates, Inc.*	(500)	(37,600)
The NASDAQ OMX Group, Inc.*	(1,500)	(35,565)
		(333,792)
Diversified Telecommunication Services (-0.1%)
CenturyTel, Inc.	(900)	(41,553)
Frontier Communications Corp.	(3,800)	(36,974)
Hughes Communications, Inc.*	(600)	(24,264)
tw telecom, Inc.*	(1,500)	(25,575)
Windstream Corp.	(2,200)	(30,668)
		(159,034)

See Accompanying Notes to Financial Statements.
23

Credit Suisse Trust — U.S. Equity Flex I Portfolio
Schedule of Investments (continued)
December 31, 2010

	Number of Shares	Value
SHORT STOCK POSITIONS
COMMON STOCKS
Electric Utilities (-0.5%)
Allete, Inc.	(700)	$(26,082)
American Electric Power Co., Inc.	(900)	(32,382)
DPL, Inc.	(1,000)	(25,710)
Duke Energy Corp.	(2,000)	(35,620)
Edison International	(800)	(30,880)
El Paso Electric Co.*	(1,200)	(33,036)
Entergy Corp.	(400)	(28,332)
FirstEnergy Corp.	(900)	(33,318)
Hawaiian Electric Industries, Inc.	(1,500)	(34,185)
IDACORP, Inc.	(1,000)	(36,980)
ITC Holdings Corp.	(600)	(37,188)
MGE Energy, Inc.	(800)	(34,208)
Northeast Utilities	(1,300)	(41,444)
NV Energy, Inc.	(2,700)	(37,935)
Pepco Holdings, Inc.	(1,900)	(34,675)
PNM Resources, Inc.	(2,300)	(29,946)
Portland General Electric Co.	(1,300)	(28,210)
PPL Corp.	(1,100)	(28,952)
Progress Energy, Inc.	(800)	(34,784)
Southern Co.	(900)	(34,407)
UIL Holdings Corp.	(1,100)	(32,956)
Unisource Energy Corp.	(700)	(25,088)
		(716,318)
Electrical Equipment (-0.3%)
Acuity Brands, Inc.	(800)	(46,136)
AMETEK, Inc.	(1,200)	(47,100)
Brady Corp. Class A	(900)	(29,349)
Emerson Electric Co.	(900)	(51,453)
EnerSys*	(1,200)	(38,544)
Franklin Electric Co., Inc.	(500)	(19,460)
General Cable Corp.*	(1,300)	(45,617)
GrafTech International, Ltd.*	(2,000)	(39,680)
II-VI, Inc.*	(900)	(41,724)
Polypore International, Inc.*	(1,100)	(44,803)
Roper Industries, Inc.	(400)	(30,572)
Thomas & Betts Corp.*	(600)	(28,980)
Woodward Governor Co.	(1,100)	(41,316)
		(504,734)
Electronic Equipment, Instruments & Components (-0.5%)
Amphenol Corp. Class A	(800)	(42,224)
Anixter International, Inc.	(700)	(41,811)
Arrow Electronics, Inc.*	(1,100)	(37,675)
Avnet, Inc.*	(1,000)	(33,030)
AVX Corp.	(1,900)	(29,317)
Checkpoint Systems, Inc.*	(1,400)	(28,770)
Coherent, Inc.*	(700)	(31,598)

See Accompanying Notes to Financial Statements.
24

Credit Suisse Trust — U.S. Equity Flex I Portfolio
Schedule of Investments (continued)
December 31, 2010

	Number of Shares	Value
SHORT STOCK POSITIONS
COMMON STOCKS
Electronic Equipment, Instruments & Components
Corning, Inc.	(1,700)	$(32,844)
FLIR Systems, Inc.*	(1,100)	(32,725)
Ingram Micro, Inc. Class A*	(1,800)	(34,362)
IPG Photonics Corp.*	(1,300)	(41,106)
Jabil Circuit, Inc.	(1,900)	(38,171)
Littelfuse, Inc.	(800)	(37,648)
Multi-Fineline Electronix, Inc.*	(1,300)	(34,437)
National Instruments Corp.	(1,100)	(41,404)
Plexus Corp.*	(1,100)	(34,034)
Rofin-Sinar Technologies, Inc.*	(1,400)	(49,616)
SYNNEX Corp.*	(900)	(28,080)
Tech Data Corp.*	(800)	(35,216)
Trimble Navigation, Ltd.*	(800)	(31,944)
		(716,012)
Energy Equipment & Services (-0.6%)
Bristow Group, Inc.*	(900)	(42,615)
Cameron International Corp.*	(811)	(41,142)
CARBO Ceramics, Inc.	(500)	(51,770)
Complete Production Services, Inc.*	(1,500)	(44,325)
Dresser-Rand Group, Inc.*	(800)	(34,072)
Exterran Holdings, Inc.*	(1,300)	(31,135)
FMC Technologies, Inc.*	(400)	(35,564)
Gulfmark Offshore, Inc. Class A*	(900)	(27,360)
Halliburton Co.	(800)	(32,664)
Helix Energy Solutions Group, Inc.*	(3,200)	(38,848)
Helmerich & Payne, Inc.	(700)	(33,936)
Hornbeck Offshore Services, Inc.*	(1,400)	(29,232)
Lufkin Industries, Inc.	(700)	(43,673)
Nabors Industries, Ltd.*	(1,400)	(32,844)
Patterson-UTI Energy, Inc.	(2,000)	(43,100)
Pride International, Inc.*	(1,100)	(36,300)
Rowan Cos., Inc.*	(1,000)	(34,910)
Schlumberger, Ltd.	(900)	(75,150)
Superior Energy Services, Inc.*	(1,300)	(45,487)
Tetra Technologies, Inc.*	(2,800)	(33,236)
Tidewater, Inc.	(600)	(32,304)
Unit Corp.*	(800)	(37,184)
		(856,851)
Food & Staples Retailing (-0.3%)
BJ's Wholesale Club, Inc.*	(800)	(38,320)
Costco Wholesale Corp.	(600)	(43,326)
CVS Caremark Corp.	(1,200)	(41,724)
Pricesmart, Inc.	(900)	(34,227)
Safeway, Inc.	(1,400)	(31,486)
SUPERVALU, Inc.	(2,400)	(23,112)
Sysco Corp.	(1,100)	(32,340)

See Accompanying Notes to Financial Statements.
25

Credit Suisse Trust — U.S. Equity Flex I Portfolio
Schedule of Investments (continued)
December 31, 2010

	Number of Shares	Value
SHORT STOCK POSITIONS
COMMON STOCKS
Food & Staples Retailing
The Kroger Co.	(1,400)	$(31,304)
United Natural Foods, Inc.*	(800)	(29,344)
Wal-Mart Stores, Inc.	(1,800)	(97,074)
Walgreen Co.	(1,300)	(50,648)
Weis Markets, Inc.	(600)	(24,198)
Whole Foods Market, Inc.*	(900)	(45,531)
Winn-Dixie Stores, Inc.*	(3,800)	(27,246)
		(549,880)
Food Products (-0.5%)
Archer-Daniels-Midland Co.	(1,200)	(36,096)
Campbell Soup Co.	(900)	(31,275)
Chiquita Brands International, Inc.*	(1,800)	(25,236)
Darling International, Inc.*	(3,700)	(49,136)
Dean Foods Co.*	(3,100)	(27,404)
Flowers Foods, Inc.	(1,300)	(34,983)
General Mills, Inc.	(1,000)	(35,590)
Hormel Foods Corp.	(700)	(35,882)
Kellogg Co.	(600)	(30,648)
Kraft Foods, Inc. Class A	(1,500)	(47,265)
McCormick & Co., Inc.	(800)	(37,224)
Mead Johnson Nutrition Co.	(600)	(37,350)
Ralcorp Holdings, Inc.*	(500)	(32,505)
Sanderson Farms, Inc.	(500)	(19,575)
Smithfield Foods, Inc.*	(1,800)	(37,134)
Snyders-Lance, Inc.	(1,100)	(25,784)
The Hain Celestial Group, Inc.*	(1,200)	(32,472)
The Hershey Co.	(500)	(23,575)
The J.M. Smucker Co.	(600)	(39,390)
Tootsie Roll Industries, Inc.	(1,236)	(35,807)
TreeHouse Foods, Inc.*	(800)	(40,872)
		(715,203)
Gas Utilities (-0.3%)
AGL Resources, Inc.	(600)	(21,510)
Atmos Energy Corp.	(800)	(24,960)
Energen Corp.	(600)	(28,956)
National Fuel Gas Co.	(500)	(32,810)
New Jersey Resources Corp.	(700)	(30,177)
Nicor, Inc.	(600)	(29,952)
Northwest Natural Gas Co.	(500)	(23,235)
ONEOK, Inc.	(800)	(44,376)
Questar Corp.	(2,000)	(34,820)
South Jersey Industries, Inc.	(800)	(42,256)
Southwest Gas Corp.	(700)	(25,669)
The Laclede Group, Inc.	(900)	(32,886)
UGI Corp.	(900)	(28,422)
WGL Holdings, Inc.	(800)	(28,616)
		(428,645)

See Accompanying Notes to Financial Statements.
26

Credit Suisse Trust — U.S. Equity Flex I Portfolio
Schedule of Investments (continued)
December 31, 2010

	Number of Shares	Value
SHORT STOCK POSITIONS
COMMON STOCKS
Health Care Equipment & Supplies (-0.6%)
Alere, Inc.*	(800)	$(29,280)
American Medical Systems Holdings, Inc.*	(1,400)	(26,404)
Baxter International, Inc.	(700)	(35,434)
Beckman Coulter, Inc.	(600)	(45,138)
Becton, Dickinson and Co.	(500)	(42,260)
Boston Scientific Corp.*	(4,200)	(31,794)
CR Bard, Inc.	(400)	(36,708)
DENTSPLY International, Inc.	(1,000)	(34,170)
Edwards Lifesciences Corp.*	(500)	(40,420)
Gen-Probe, Inc.*	(800)	(46,680)
Haemonetics Corp.*	(400)	(25,272)
Hill-Rom Holdings, Inc.	(800)	(31,496)
Hologic, Inc.*	(1,600)	(30,112)
Integra LifeSciences Holdings*	(800)	(37,840)
Intuitive Surgical, Inc.*	(100)	(25,775)
Kinetic Concepts, Inc.*	(800)	(33,504)
Masimo Corp.	(1,200)	(34,884)
Medtronic, Inc.	(900)	(33,381)
NxStage Medical, Inc.*	(1,400)	(34,832)
ResMed, Inc.*	(800)	(27,712)
Sirona Dental Systems, Inc.*	(800)	(33,424)
St. Jude Medical, Inc.*	(900)	(38,475)
STERIS Corp.	(800)	(29,168)
Stryker Corp.	(600)	(32,220)
Teleflex, Inc.	(600)	(32,286)
Varian Medical Systems, Inc.*	(500)	(34,640)
West Pharmaceutical Services, Inc.	(800)	(32,960)
Zimmer Holdings, Inc.*	(600)	(32,208)
		(948,477)
Health Care Providers & Services (-0.7%)
AMERIGROUP Corp.*	(800)	(35,136)
AmerisourceBergen Corp.	(1,100)	(37,532)
Brookdale Senior Living, Inc.*	(2,400)	(51,384)
Catalyst Health Solutions, Inc.*	(600)	(27,894)
Centene Corp.*	(1,400)	(35,476)
Chemed Corp.	(600)	(38,106)
Community Health Systems, Inc.*	(900)	(33,633)
Coventry Health Care, Inc.*	(1,300)	(34,320)
DaVita, Inc.*	(400)	(27,796)
Health Management Associates, Inc. Class A*	(3,400)	(32,436)
Healthspring, Inc.*	(1,500)	(39,795)
Henry Schein, Inc.*	(400)	(24,556)
HMS Holdings Corp.*	(500)	(32,385)
Kindred Healthcare, Inc.*	(1,400)	(25,718)
Laboratory Corp. of America Holdings*	(500)	(43,960)
Landauer, Inc.	(400)	(23,988)

See Accompanying Notes to Financial Statements.
27

Credit Suisse Trust — U.S. Equity Flex I Portfolio
Schedule of Investments (continued)
December 31, 2010

	Number of Shares	Value
SHORT STOCK POSITIONS
COMMON STOCKS
Health Care Providers & Services
LifePoint Hospitals, Inc.*	(1,000)	$(36,750)
Lincare Holdings, Inc.	(1,200)	(32,196)
Magellan Health Services, Inc.*	(600)	(28,368)
McKesson Corp.	(500)	(35,190)
Medco Health Solutions, Inc.*	(700)	(42,889)
Mednax, Inc.*	(600)	(40,374)
Molina Healthcare, Inc.*	(1,000)	(27,850)
Omnicare, Inc.	(1,200)	(30,468)
Patterson Cos., Inc.	(1,000)	(30,630)
Quest Diagnostics, Inc.	(600)	(32,382)
RehabCare Group, Inc.*	(1,600)	(37,920)
Universal American Corp.	(1,600)	(32,720)
Universal Health Services, Inc. Class B	(800)	(34,736)
VCA Antech, Inc.*	(1,400)	(32,606)
WellCare Health Plans, Inc.*	(1,000)	(30,220)
		(1,049,414)
Health Care Technology (-0.0%)
Allscripts-Misys Heathcare Solutions, Inc.*	(1,400)	(26,978)
Hotels, Restaurants & Leisure (-0.8%)
Ameristar Casinos, Inc.	(1,800)	(28,134)
Bally Technologies, Inc.*	(900)	(37,971)
Bob Evans Farms, Inc.	(1,100)	(36,256)
Carnival Corp.	(700)	(32,277)
CEC Entertainment, Inc.*	(900)	(34,947)
Chipotle Mexican Grill, Inc.*	(200)	(42,532)
Choice Hotels International, Inc.	(1,000)	(38,270)
Cracker Barrel Old Country Store, Inc.	(500)	(27,385)
Darden Restaurants, Inc.	(600)	(27,864)
Domino's Pizza, Inc.*	(2,400)	(38,280)
Gaylord Entertainment Co.*	(1,100)	(39,534)
International Game Technology	(1,600)	(28,304)
International Speedway Corp. Class A	(1,100)	(28,787)
Interval Leisure Group, Inc.*	(2,200)	(35,508)
Jack in the Box, Inc.*	(1,400)	(29,582)
Life Time Fitness, Inc.*	(700)	(28,693)
Marriott International, Inc. Class A	(900)	(37,386)
McDonald's Corp.	(1,200)	(92,112)
Panera Bread Co. Class A*	(300)	(30,363)
Papa John's International, Inc.*	(1,000)	(27,700)
Penn National Gaming, Inc.*	(1,000)	(35,150)
Pinnacle Entertainment, Inc.*	(2,600)	(36,452)
Ruby Tuesday, Inc.*	(2,100)	(27,426)
Scientific Games Corp. Class A*	(3,100)	(30,876)
Sonic Corp.*	(2,800)	(28,336)
Speedway Motorsports, Inc.	(2,100)	(32,172)
Starwood Hotels & Resorts Worldwide, Inc.	(500)	(30,390)

See Accompanying Notes to Financial Statements.
28

Credit Suisse Trust — U.S. Equity Flex I Portfolio
Schedule of Investments (continued)
December 31, 2010

	Number of Shares	Value
SHORT STOCK POSITIONS
COMMON STOCKS
Hotels, Restaurants & Leisure
Texas Roadhouse, Inc. Class A*	(2,400)	$(41,208)
The Cheesecake Factory, Inc.*	(1,300)	(39,858)
Vail Resorts, Inc.*	(800)	(41,632)
WMS Industries, Inc.*	(600)	(27,144)
Wyndham Worldwide Corp.	(900)	(26,964)
Wynn Resorts, Ltd.	(300)	(31,152)
Yum! Brands, Inc.	(800)	(39,240)
		(1,189,885)
Household Durables (-0.3%)
D.R. Horton, Inc.	(2,500)	(29,825)
Ethan Allen Interiors, Inc.	(2,200)	(44,022)
Jarden Corp.	(1,200)	(37,044)
KB Home	(2,200)	(29,678)
Leggett & Platt, Inc.	(1,000)	(22,760)
Lennar Corp. Class A	(1,800)	(33,750)
M.D.C. Holdings, Inc.	(1,000)	(28,770)
Meritage Homes Corp.*	(1,500)	(33,300)
Mohawk Industries, Inc.*	(700)	(39,732)
Stanley Black & Decker, Inc.	(400)	(26,748)
Tempur-Pedic International, Inc.*	(1,000)	(40,060)
The Ryland Group, Inc.	(1,900)	(32,357)
Toll Brothers, Inc.*	(2,000)	(38,000)
Tupperware Brands Corp.	(700)	(33,369)
Universal Electronics, Inc.*	(1,600)	(45,392)
		(514,807)
Household Products (-0.2%)
Clorox Co.	(600)	(37,968)
Colgate-Palmolive Co.	(600)	(48,222)
Energizer Holdings, Inc.*	(500)	(36,450)
Kimberly-Clark Corp.	(700)	(44,128)
The Procter & Gamble Co.	(1,500)	(96,495)
		(263,263)
Independent Power Producers & Energy Traders (-0.1%)
Calpine Corp.*	(2,300)	(30,682)
NRG Energy, Inc.*	(1,800)	(35,172)
The AES Corp.*	(3,200)	(38,976)
		(104,830)
Industrial Conglomerates (-0.1%)
Carlisle Cos., Inc.	(900)	(35,766)
Textron, Inc.	(1,300)	(30,732)
Tyco International, Ltd.*	(830)	(34,395)
		(100,893)

See Accompanying Notes to Financial Statements.
29

Credit Suisse Trust — U.S. Equity Flex I Portfolio
Schedule of Investments (continued)
December 31, 2010

	Number of Shares	Value
SHORT STOCK POSITIONS
COMMON STOCKS
Insurance (-0.9%)
Alleghany Corp.*	(100)	$(30,637)
American Equity Investment Life Holding Co.	(1,900)	(23,845)
American Financial Group, Inc.	(900)	(29,061)
American National Insurance Co.	(300)	(25,686)
Amtrust Financial Services, Inc.	(1,300)	(22,750)
AON Corp.	(800)	(36,808)
Arthur J. Gallagher & Co.	(1,000)	(29,080)
Assurant, Inc.	(600)	(23,112)
Brown & Brown, Inc.	(1,700)	(40,698)
Chubb Corp.	(700)	(41,748)
Cincinnati Financial Corp.	(1,200)	(38,028)
CNA Financial Corp.*	(1,000)	(27,050)
CNO Financial Group, Inc.*	(5,400)	(36,612)
Delphi Financial Group, Inc. Class A	(1,300)	(37,492)
Employers Holdings, Inc.	(1,800)	(31,464)
Erie Indemnity Co. Class A	(600)	(39,282)
FBL Financial Group, Inc. Class A	(1,000)	(28,670)
Harleysville Group, Inc.	(800)	(29,392)
Hartford Financial Services Group, Inc.	(1,500)	(39,735)
HCC Insurance Holdings, Inc.	(1,100)	(31,834)
Hilltop Holdings, Inc.*	(2,300)	(22,816)
Lincoln National Corp.	(1,100)	(30,591)
Loews Corp.	(900)	(35,019)
Markel Corp.*	(100)	(37,813)
Mercury General Corp.	(800)	(34,408)
MetLife, Inc.	(700)	(31,108)
Navigators Group, Inc.*	(600)	(30,210)
Old Republic International Corp.	(2,300)	(31,349)
Principal Financial Group, Inc.	(1,100)	(35,816)
ProAssurance Corp.*	(400)	(24,240)
Protective Life Corp.	(1,500)	(39,960)
Reinsurance Group of America, Inc.	(700)	(37,597)
RLI Corp.	(500)	(26,285)
Safety Insurance Group, Inc.	(600)	(28,542)
Selective Insurance Group, Inc.	(1,500)	(27,225)
StanCorp Financial Group, Inc.	(700)	(31,598)
The Allstate Corp.	(1,000)	(31,880)
The Hanover Insurance Group, Inc.	(800)	(37,376)
The Progressive Corp.	(1,700)	(33,779)
Torchmark Corp.	(400)	(23,896)
Tower Group, Inc.	(1,200)	(30,696)
Transatlantic Holdings, Inc.	(600)	(30,972)
W.R. Berkley Corp.	(1,200)	(32,856)
XL Group PLC	(1,300)	(28,366)
		(1,397,382)

See Accompanying Notes to Financial Statements.
30

Credit Suisse Trust — U.S. Equity Flex I Portfolio
Schedule of Investments (continued)
December 31, 2010

	Number of Shares	Value
SHORT STOCK POSITIONS
COMMON STOCKS
Internet & Catalog Retail (-0.0%)
HSN, Inc.*	(1,100)	$(33,704)
Internet Software & Services (-0.2%)
Akamai Technologies, Inc.*	(700)	(32,935)
DealerTrack Holdings, Inc.*	(1,500)	(30,105)
Equinix, Inc.*	(300)	(24,378)
GSI Commerce, Inc.*	(1,100)	(25,520)
IAC/InterActiveCorp*	(1,400)	(40,180)
Monster Worldwide, Inc.*	(2,100)	(49,623)
SAVVIS, Inc.*	(1,600)	(40,832)
ValueClick, Inc.*	(2,300)	(36,869)
		(280,442)
IT Services (-0.6%)
Automatic Data Processing, Inc.	(900)	(41,652)
Broadridge Financial Solutions, Inc.	(1,300)	(28,509)
CACI International, Inc. Class A*	(500)	(26,700)
Cognizant Technology Solutions Corp. Class A*	(600)	(43,974)
Convergys Corp.*	(2,600)	(34,242)
CoreLogic, Inc.	(1,442)	(26,706)
DST Systems, Inc.	(600)	(26,610)
Fidelity National Information Services, Inc.	(900)	(24,651)
Fiserv, Inc.*	(600)	(35,136)
Forrester Research, Inc.	(800)	(28,232)
Gartner, Inc.*	(1,000)	(33,200)
Global Payments, Inc.	(600)	(27,726)
iGate Corp.	(1,500)	(29,565)
Jack Henry & Associates, Inc.	(1,100)	(32,065)
ManTech International Corp. Class A*	(700)	(28,931)
Paychex, Inc.	(1,100)	(34,001)
SAIC, Inc.*	(1,700)	(26,962)
SRA International, Inc. Class A*	(1,600)	(32,720)
Syntel, Inc.	(700)	(33,453)
Teradata Corp.*	(700)	(28,812)
The Western Union Co.	(2,000)	(37,140)
TNS, Inc.*	(1,300)	(27,040)
Total System Services, Inc.	(1,900)	(29,222)
Unisys Corp.*	(900)	(23,301)
VeriFone Holdings, Inc.*	(1,300)	(50,128)
Visa, Inc. Class A	(600)	(42,228)
Wright Express Corp.*	(900)	(41,400)
		(874,306)
Leisure Equipment & Products (-0.1%)
Brunswick Corp.	(1,600)	(29,984)
Hasbro, Inc.	(700)	(33,026)
Mattel, Inc.	(1,300)	(33,059)
		(96,069)

See Accompanying Notes to Financial Statements.
31

Credit Suisse Trust — U.S. Equity Flex I Portfolio
Schedule of Investments (continued)
December 31, 2010

	Number of Shares	Value
SHORT STOCK POSITIONS
COMMON STOCKS
Life Sciences Tools & Services (-0.3%)
Agilent Technologies, Inc.*	(1,000)	$(41,430)
Bio-Rad Laboratories, Inc. Class A*	(300)	(31,155)
Charles River Laboratories International, Inc.*	(800)	(28,432)
Covance, Inc.*	(700)	(35,987)
Life Technologies Corp.*	(700)	(38,850)
Mettler-Toledo International, Inc.*	(300)	(45,363)
Paraxel International Corp.*	(1,100)	(23,353)
PerkinElmer, Inc.	(1,300)	(33,566)
Pharmaceutical Product Development, Inc.	(900)	(24,426)
Techne Corp.	(400)	(26,268)
Thermo Fisher Scientific, Inc.*	(900)	(49,824)
Waters Corp.*	(400)	(31,084)
		(409,738)
Machinery (-1.0%)
Actuant Corp. Class A	(1,600)	(42,592)
Albany International Corp. Class A	(1,300)	(30,797)
American Railcar Industries, Inc.*	(2,100)	(46,473)
ArvinMeritor, Inc.*	(2,000)	(41,040)
Astec Industries, Inc.*	(1,100)	(35,651)
Barnes Group, Inc.	(1,700)	(35,139)
Briggs & Stratton Corp.	(1,400)	(27,566)
Cascade Corp.	(700)	(33,096)
CLARCOR, Inc.	(700)	(30,023)
Columbus McKinnon Corp.*	(2,200)	(44,704)
Cummins, Inc.	(300)	(33,003)
Donaldson Co., Inc.	(600)	(34,968)
Dover Corp.	(500)	(29,225)
ESCO Technologies, Inc.	(900)	(34,056)
Flowserve Corp.	(200)	(23,844)
FreightCar America, Inc.	(1,300)	(37,622)
Gardner Denver, Inc.	(500)	(34,410)
Harsco Corp.	(1,200)	(33,984)
IDEX Corp.	(1,000)	(39,120)
Illinois Tool Works, Inc.	(600)	(32,040)
Joy Global, Inc.	(400)	(34,700)
Kaydon Corp.	(900)	(36,648)
Kennametal, Inc.	(1,100)	(43,406)
Lincoln Electric Holdings, Inc.	(500)	(32,635)
Mueller Industries, Inc.	(1,200)	(39,240)
NACCO Industries, Inc. Class A	(300)	(32,511)
Nordson Corp.	(500)	(45,940)
PACCAR, Inc.	(700)	(40,194)
Pentair, Inc.	(1,000)	(36,510)
Robbins & Myers, Inc.	(1,200)	(42,936)
Snap-on, Inc.	(700)	(39,606)
SPX Corp.	(600)	(42,894)

See Accompanying Notes to Financial Statements.
32

Credit Suisse Trust — U.S. Equity Flex I Portfolio
Schedule of Investments (continued)
December 31, 2010

	Number of Shares	Value
SHORT STOCK POSITIONS
COMMON STOCKS
Machinery
Tennant Co.	(800)	$(30,728)
Terex Corp.*	(1,300)	(40,352)
The Manitowoc Co., Inc.	(2,000)	(26,220)
The Middleby Corp.*	(400)	(33,768)
Trinity Industries, Inc.	(1,400)	(37,254)
Valmont Industries, Inc.	(400)	(35,492)
WABCO Holdings, Inc.*	(800)	(48,744)
Wabtec Corp.	(800)	(42,312)
Watts Water Technologies, Inc. Class A	(1,000)	(36,590)
		(1,498,033)
Marine (-0.0%)
Alexander & Baldwin, Inc.	(900)	(36,027)
Kirby Corp.*	(700)	(30,835)
		(66,862)
Media (-0.5%)
Cablevision Systems Corp. Group A	(1,300)	(43,992)
CBS Corp. Class B	(2,000)	(38,100)
Cinemark Holdings, Inc.	(1,900)	(32,756)
Comcast Corp. Class A	(1,700)	(37,349)
Discovery Communications, Inc. Class A*	(700)	(29,190)
DreamWorks Animation SKG, Inc. Class A*	(900)	(26,523)
E.W. Scripps Co. Class A*	(3,100)	(31,465)
Lamar Advertising Co. Class A*	(1,200)	(47,808)
Liberty Media Corp. - Capital Series A*	(500)	(31,280)
Liberty Media Corp. - Starz Series A*	(500)	(33,240)
Live Nation Entertainment, Inc.*	(3,400)	(38,828)
Meredith Corp.	(1,000)	(34,650)
Morningstar, Inc.	(600)	(31,848)
Omnicom Group, Inc.	(800)	(36,640)
Regal Entertainment Group Class A	(2,100)	(24,654)
Rentrak Corp.*	(1,100)	(33,176)
Scripps Networks Interactive, Inc. Class A	(700)	(36,225)
The Interpublic Group of Cos., Inc.*	(3,300)	(35,046)
The McGraw-Hill Cos., Inc.	(800)	(29,128)
The Walt Disney Co.	(1,400)	(52,514)
Time Warner Cable, Inc.	(600)	(39,618)
Time Warner, Inc.	(1,300)	(41,821)
Valassis Communications, Inc.*	(1,000)	(32,350)
		(818,201)
Metals & Mining (-0.5%)
Alcoa, Inc.	(2,300)	(35,397)
Allegheny Technologies, Inc.	(600)	(33,108)
Allied Nevada Gold Corp.*	(1,200)	(31,572)
AMCOL International Corp.	(1,000)	(31,000)
Carpenter Technology Corp.	(900)	(36,216)

See Accompanying Notes to Financial Statements.
33

Credit Suisse Trust — U.S. Equity Flex I Portfolio
Schedule of Investments (continued)
December 31, 2010

	Number of Shares	Value
SHORT STOCK POSITIONS
COMMON STOCKS
Metals & Mining
Cliffs Natural Resources, Inc.	(600)	$(46,806)
Coeur d'Alene Mines Corp.*	(1,900)	(51,908)
Commercial Metals Co.	(2,000)	(33,180)
Compass Minerals International, Inc.	(400)	(35,708)
Contango ORE, Inc.*	(60)	(630)
Globe Specialty Metals, Inc.	(1,900)	(32,471)
Kaiser Aluminum Corp.	(800)	(40,072)
Nucor Corp.	(1,000)	(43,820)
Reliance Steel & Aluminum Co.	(800)	(40,880)
Royal Gold, Inc.	(700)	(38,241)
RTI International Metals, Inc.*	(1,200)	(32,376)
Schnitzer Steel Industries, Inc. Class A	(700)	(46,473)
Southern Copper Corp.	(800)	(38,992)
Steel Dynamics, Inc.	(1,800)	(32,940)
Titanium Metals Corp.*	(1,300)	(22,334)
Walter Energy, Inc.	(400)	(51,136)
Worthington Industries, Inc.	(2,000)	(36,800)
		(792,060)
Multi-Utilities (-0.4%)
Alliant Energy Corp.	(1,000)	(36,770)
Ameren Corp.	(1,100)	(31,009)
Black Hills Corp.	(1,100)	(33,000)
CenterPoint Energy, Inc.	(1,700)	(26,724)
CH Energy Group, Inc.	(500)	(24,445)
CMS Energy Corp.	(1,500)	(27,900)
Consolidated Edison, Inc.	(800)	(39,656)
Dominion Resources, Inc.	(900)	(38,448)
MDU Resources Group, Inc.	(1,300)	(26,351)
NorthWestern Corp.	(1,000)	(28,830)
OGE Energy Corp.	(900)	(40,986)
PG&E Corp.	(800)	(38,272)
Public Service Enterprise Group, Inc.	(1,100)	(34,991)
SCANA Corp.	(700)	(28,420)
Sempra Energy	(800)	(41,984)
TECO Energy, Inc.	(1,500)	(26,700)
Vectren Corp.	(1,400)	(35,532)
Wisconsin Energy Corp.	(500)	(29,430)
Xcel Energy, Inc.	(1,500)	(35,325)
		(624,773)
Multiline Retail (-0.2%)
99 Cents Only Stores*	(1,500)	(23,910)
Dillard's, Inc. Class A	(1,200)	(45,528)
Dollar Tree, Inc.*	(800)	(44,864)
Fred's, Inc. Class A	(2,000)	(27,520)
J.C. Penney Co., Inc.	(1,000)	(32,310)

See Accompanying Notes to Financial Statements.
34

Credit Suisse Trust — U.S. Equity Flex I Portfolio
Schedule of Investments (continued)
December 31, 2010

	Number of Shares	Value
SHORT STOCK POSITIONS
COMMON STOCKS
Multiline Retail
Kohl's Corp.*	(600)	$(32,604)
Macy's, Inc.	(1,500)	(37,950)
Nordstrom, Inc.	(800)	(33,904)
		(278,590)
Office Electronics (-0.0%)
Xerox Corp.	(2,933)	(33,788)
Zebra Technologies Corp. Class A*	(1,100)	(41,789)
		(75,577)
Oil, Gas & Consumable Fuels (-1.3%)
Anadarko Petroleum Corp.	(700)	(53,312)
Apache Corp.	(500)	(59,615)
Berry Petroleum Co. Class A	(1,100)	(48,070)
Bill Barrett Corp.*	(1,000)	(41,130)
Brigham Exploration Co.*	(1,600)	(43,584)
Cabot Oil & Gas Corp.	(1,200)	(45,420)
Carrizo Oil & Gas, Inc.*	(1,200)	(41,388)
Chesapeake Energy Corp.	(1,700)	(44,047)
Cimarex Energy Co.	(400)	(35,412)
Comstock Resources, Inc.*	(1,200)	(29,472)
Concho Resources, Inc.*	(500)	(43,835)
Consol Energy, Inc.	(800)	(38,992)
Contango Oil & Gas Co.*	(600)	(34,758)
Continental Resources, Inc.*	(600)	(35,310)
CVR Energy, Inc.*	(3,500)	(53,130)
Delek US Holdings, Inc.	(3,800)	(27,664)
Denbury Resources, Inc.*	(2,100)	(40,089)
El Paso Corp.	(2,800)	(38,528)
EOG Resources, Inc.	(400)	(36,564)
EQT Corp.	(1,100)	(49,324)
Forest Oil Corp.*	(1,100)	(41,767)
Frontier Oil Corp.*	(2,300)	(41,423)
Holly Corp.	(1,300)	(53,001)
Massey Energy Co.	(900)	(48,285)
Newfield Exploration Co.*	(500)	(36,055)
Noble Energy, Inc.	(400)	(34,432)
Northern Oil & Gas, Inc.*	(1,400)	(38,094)
Peabody Energy Corp.	(700)	(44,786)
Penn Virginia Corp.	(2,100)	(35,322)
Petrohawk Energy Corp.*	(2,000)	(36,500)
Pioneer Natural Resources Co.	(600)	(52,092)
Plains Exploration & Production Co.*	(1,100)	(35,354)
QEP Resources, Inc.	(800)	(29,048)
Quicksilver Resources, Inc.*	(2,000)	(29,480)
Range Resources Corp.	(1,100)	(49,478)
Rosetta Resources, Inc.*	(1,200)	(45,168)

See Accompanying Notes to Financial Statements.
35

Credit Suisse Trust — U.S. Equity Flex I Portfolio
Schedule of Investments (continued)
December 31, 2010

	Number of Shares	Value
SHORT STOCK POSITIONS
COMMON STOCKS
Oil, Gas & Consumable Fuels
SandRidge Energy, Inc.*	(4,600)	$(33,672)
SM Energy Co.	(700)	(41,251)
Southern Union Co.	(1,100)	(26,477)
Southwestern Energy Co.*	(1,100)	(41,173)
Spectra Energy Corp.	(1,500)	(37,485)
Stone Energy Corp.*	(2,100)	(46,809)
Sunoco, Inc.	(800)	(32,248)
Swift Energy Co.*	(1,000)	(39,150)
The Williams Cos., Inc.	(1,400)	(34,608)
Venoco, Inc.*	(1,600)	(29,520)
Whiting Petroleum Corp.*	(300)	(35,157)
World Fuel Services Corp.	(1,300)	(47,008)
		(1,934,487)
Paper & Forest Products (-0.2%)
Buckeye Technologies, Inc.	(2,300)	(48,323)
Clearwater Paper Corp.*	(400)	(31,320)
Deltic Timber Corp.	(600)	(33,804)
International Paper Co.	(1,400)	(38,136)
KapStone Paper & Packaging Corp.*	(2,200)	(33,660)
Louisiana-Pacific Corp.*	(3,400)	(32,164)
Schweitzer-Mauduit International, Inc.	(400)	(25,168)
Wausau Paper Corp.	(2,900)	(24,969)
		(267,544)
Personal Products (-0.1%)
Avon Products, Inc.	(1,000)	(29,060)
Elizabeth Arden, Inc.*	(1,700)	(39,117)
Nu Skin Enterprises, Inc. Class A	(900)	(27,234)
		(95,411)
Pharmaceuticals (-0.4%)
Allergan, Inc.	(600)	(41,202)
Bristol-Myers Squibb Co.	(1,300)	(34,424)
Forest Laboratories, Inc.*	(900)	(28,782)
Impax Laboratories, Inc.*	(1,500)	(30,165)
Johnson & Johnson	(1,900)	(117,515)
Merck & Co., Inc.	(2,800)	(100,912)
Par Pharmaceutical Cos., Inc.*	(1,200)	(46,212)
Perrigo Co.	(500)	(31,665)
Pfizer, Inc.	(1,900)	(33,269)
Salix Pharmaceuticals, Ltd.*	(600)	(28,176)
Viropharma, Inc.*	(2,300)	(39,836)
Watson Pharmaceuticals, Inc.*	(500)	(25,825)
		(557,983)

See Accompanying Notes to Financial Statements.
36

Credit Suisse Trust — U.S. Equity Flex I Portfolio
Schedule of Investments (continued)
December 31, 2010

	Number of Shares	Value
SHORT STOCK POSITIONS
COMMON STOCKS
Professional Services (-0.3%)
Administaff, Inc.	(1,300)	$(38,090)
CoStar Group, Inc.*	(500)	(28,780)
Dolan Media Co.*	(2,500)	(34,800)
Dun & Bradstreet Corp.	(400)	(32,836)
Equifax, Inc.	(1,000)	(35,600)
FTI Consulting, Inc.*	(700)	(26,096)
Huron Consulting Group, Inc.*	(1,200)	(31,740)
IHS, Inc. Class A*	(500)	(40,195)
Korn/Ferry International*	(1,700)	(39,287)
Manpower, Inc.	(600)	(37,656)
Robert Half International, Inc.	(1,100)	(33,660)
The Corporate Executive Board Co.	(800)	(30,040)
Towers Watson & Co. Class A	(600)	(31,236)
		(440,016)
Real Estate Investment Trusts (-1.3%)
Alexander's, Inc.	(100)	(41,228)
Alexandria Real Estate Equities, Inc.	(400)	(29,304)
AMB Property Corp.	(1,200)	(38,052)
Annaly Capital Management, Inc.	(1,600)	(28,672)
Anworth Mortgage Asset Corp.	(3,200)	(22,400)
Apartment Investment & Management Co. Class A	(1,400)	(36,176)
AvalonBay Communities, Inc.	(300)	(33,765)
BioMed Realty Trust, Inc.	(1,800)	(33,570)
Boston Properties, Inc.	(300)	(25,830)
Brandywine Realty Trust	(2,700)	(31,455)
BRE Properties, Inc.	(900)	(39,150)
Camden Property Trust	(500)	(26,990)
Capstead Mortgage Corp.	(2,100)	(26,439)
CBL & Associates Properties, Inc.	(2,200)	(38,500)
Colonial Properties Trust	(1,700)	(30,685)
CommonWealth REIT	(1,100)	(28,061)
Corporate Office Properties Trust	(900)	(31,455)
Cousins Properties, Inc.	(3,804)	(31,725)
Developers Diversified Realty Corp.	(2,600)	(36,634)
DiamondRock Hospitality Co.*	(3,404)	(40,848)
Digital Realty Trust, Inc.	(500)	(25,770)
Douglas Emmett, Inc.	(1,900)	(31,540)
Duke Realty Corp.	(2,300)	(28,658)
EastGroup Properties, Inc.	(500)	(21,160)
Equity Lifestyle Properties, Inc.	(500)	(27,965)
Equity One, Inc.	(1,600)	(29,088)
Equity Residential	(700)	(36,365)
Essex Property Trust, Inc.	(300)	(34,266)
Extra Space Storage, Inc.	(2,300)	(40,020)
Federal Realty Investment Trust	(500)	(38,965)
Franklin Street Properties Corp.	(2,100)	(29,925)

See Accompanying Notes to Financial Statements.
37

Credit Suisse Trust — U.S. Equity Flex I Portfolio
Schedule of Investments (continued)
December 31, 2010

	Number of Shares	Value
SHORT STOCK POSITIONS
COMMON STOCKS
Real Estate Investment Trusts
Healthcare Realty Trust, Inc.	(1,100)	$(23,287)
Host Hotels & Resorts, Inc.	(2,085)	(37,259)
Kilroy Realty Corp.	(1,000)	(36,470)
Kimco Realty Corp.	(2,100)	(37,884)
LaSalle Hotel Properties	(1,400)	(36,960)
Liberty Property Trust	(1,100)	(35,112)
Mack-Cali Realty Corp.	(1,000)	(33,060)
Medical Properties Trust, Inc.	(3,000)	(32,490)
MFA Financial, Inc.	(3,300)	(26,928)
Mid-America Apartment Communities, Inc.	(500)	(31,745)
National Health Investors, Inc.	(700)	(31,514)
Nationwide Health Properties, Inc.	(800)	(29,104)
OMEGA Healthcare Investors, Inc.	(1,200)	(26,928)
Post Properties, Inc.	(1,300)	(47,190)
Potlatch Corp.	(700)	(22,785)
PS Business Parks, Inc.	(500)	(27,860)
Rayonier, Inc.	(600)	(31,512)
Redwood Trust, Inc.	(1,700)	(25,381)
Regency Centers Corp.	(900)	(38,016)
Senior Housing Properties Trust	(1,600)	(35,104)
Simon Property Group, Inc.	(297)	(29,548)
SL Green Realty Corp.	(600)	(40,506)
Sovran Self Storage, Inc.	(900)	(33,129)
Sunstone Hotel Investors, Inc.*	(2,700)	(27,891)
Tanger Factory Outlet Centers, Inc.	(800)	(40,952)
Taubman Centers, Inc.	(800)	(40,384)
The Macerich Co.	(837)	(39,649)
UDR, Inc.	(1,500)	(35,280)
Ventas, Inc.	(500)	(26,240)
Washington Real Estate Investment Trust	(1,100)	(34,089)
Weingarten Realty Investors	(1,600)	(38,016)
Weyerhaeuser Co.	(2,082)	(39,412)
		(2,066,346)
Real Estate Management & Development (-0.0%)
CB Richard Ellis Group, Inc. Class A*	(1,700)	(34,816)
Forestar Group, Inc.*	(1,200)	(23,160)
		(57,976)
Road & Rail (-0.3%)
Amerco, Inc.*	(300)	(28,812)
Avis Budget Group, Inc.*	(2,300)	(35,788)
Con-way, Inc.	(900)	(32,913)
CSX Corp.	(700)	(45,227)
Genesee & Wyoming, Inc. Class A*	(700)	(37,065)
Heartland Express, Inc.	(1,700)	(27,234)
Hertz Global Holdings, Inc.*	(2,400)	(34,776)

See Accompanying Notes to Financial Statements.
38

Credit Suisse Trust — U.S. Equity Flex I Portfolio
Schedule of Investments (continued)
December 31, 2010

	Number of Shares	Value
SHORT STOCK POSITIONS
COMMON STOCKS
Road & Rail
J.B. Hunt Transport Services, Inc.	(1,000)	$(40,810)
Kansas City Southern*	(900)	(43,074)
Landstar System, Inc.	(800)	(32,752)
Old Dominion Freight Line, Inc.*	(1,350)	(43,186)
Werner Enterprises, Inc.	(1,500)	(33,900)
		(435,537)
Semiconductors & Semiconductor Equipment (-0.9%)
Advanced Micro Devices, Inc.*	(3,100)	(25,358)
Applied Materials, Inc.	(2,400)	(33,720)
Applied Micro Circuits Corp.*	(3,000)	(32,040)
Atheros Communications, Inc.*	(1,100)	(39,512)
ATMI, Inc.*	(1,300)	(25,922)
Broadcom Corp. Class A	(1,000)	(43,550)
Cabot Microelectronics Corp.*	(800)	(33,160)
Cree, Inc.*	(500)	(32,945)
Cymer, Inc.*	(800)	(36,056)
Diodes, Inc.*	(1,800)	(48,582)
Fairchild Semiconductor International, Inc.*	(2,700)	(42,147)
Hittite Microwave Corp.*	(500)	(30,520)
Integrated Device Technology, Inc.*	(3,100)	(20,646)
International Rectifier Corp.*	(1,600)	(47,504)
Intersil Corp. Class A	(2,100)	(32,067)
KLA-Tencor Corp.	(1,000)	(38,640)
Lam Research Corp.*	(900)	(46,602)
Linear Technology Corp.	(800)	(27,672)
Maxim Integrated Products, Inc.	(1,600)	(37,792)
MEMC Electronic Materials, Inc.*	(2,700)	(30,402)
Micron Technology, Inc.*	(2,800)	(22,456)
Microsemi Corp.*	(1,500)	(34,350)
Monolithic Power Systems, Inc.*	(1,200)	(19,824)
National Semiconductor Corp.	(2,100)	(28,896)
Netlogic Microsystems, Inc.*	(800)	(25,128)
Novellus Systems, Inc.*	(1,300)	(42,016)
NVIDIA Corp.*	(2,900)	(44,660)
OmniVision Technologies, Inc.*	(1,200)	(35,532)
ON Semiconductor Corp.*	(3,700)	(36,556)
PMC-Sierra, Inc.*	(3,700)	(31,783)
Rambus, Inc.*	(1,700)	(34,816)
RF Micro Devices, Inc.*	(4,600)	(33,810)
Semtech Corp.*	(1,500)	(33,960)
Silicon Laboratories, Inc.*	(500)	(23,010)
Skyworks Solutions, Inc.*	(1,400)	(40,082)
Teradyne, Inc.*	(2,500)	(35,100)
Tessera Technologies, Inc.*	(1,400)	(31,010)
Texas Instruments, Inc.	(1,000)	(32,500)
TriQuint Semiconductor, Inc.*	(3,000)	(35,070)

See Accompanying Notes to Financial Statements.
39

Credit Suisse Trust — U.S. Equity Flex I Portfolio
Schedule of Investments (continued)
December 31, 2010

	Number of Shares	Value
SHORT STOCK POSITIONS
COMMON STOCKS
Semiconductors & Semiconductor Equipment
Varian Semiconductor Equipment Associates, Inc.*	(900)	$(33,273)
Xilinx, Inc.	(1,200)	(34,776)
Zoran Corp.*	(3,500)	(30,800)
		(1,424,245)
Software (-0.9%)
ACI Worldwide, Inc.*	(1,400)	(37,618)
Adobe Systems, Inc.*	(900)	(27,702)
ANSYS, Inc.*	(700)	(36,449)
Ariba, Inc.*	(2,000)	(46,980)
Aspen Technology, Inc.*	(2,500)	(31,750)
Autodesk, Inc.*	(900)	(34,380)
BMC Software, Inc.*	(700)	(32,998)
CA, Inc.	(1,300)	(31,772)
Cadence Design Systems, Inc.*	(4,200)	(34,692)
Citrix Systems, Inc.*	(500)	(34,205)
CommVault Systems, Inc.*	(1,000)	(28,620)
Compuware Corp.*	(3,900)	(45,513)
Concur Technologies, Inc.*	(500)	(25,965)
Electronic Arts, Inc.*	(1,700)	(27,846)
EPIQ Systems, Inc.	(2,300)	(31,579)
FactSet Research Systems, Inc.	(400)	(37,504)
Fair Isaac Corp.	(1,200)	(28,044)
Informatica Corp.*	(900)	(39,627)
Intuit, Inc.*	(500)	(24,650)
JDA Software Group, Inc.*	(1,000)	(28,000)
Lawson Software, Inc.*	(3,200)	(29,600)
Mentor Graphics Corp.*	(2,700)	(32,400)
MICROS Systems, Inc.*	(800)	(35,088)
MicroStrategy, Inc. Class A*	(300)	(25,641)
Netscout Systems, Inc.*	(1,100)	(25,311)
Nuance Communications, Inc.*	(1,700)	(30,906)
Parametric Technology Corp.*	(1,800)	(40,554)
Progress Software Corp.*	(800)	(33,856)
Quest Software, Inc.*	(1,100)	(30,514)
Red Hat, Inc.*	(900)	(41,085)
Rovi Corp.*	(700)	(43,407)
Salesforce.com, Inc.*	(400)	(52,800)
Solera Holdings, Inc.	(700)	(35,924)
Symantec Corp.*	(1,800)	(30,132)
Synopsys, Inc.*	(1,500)	(40,365)
Taleo Corp. Class A*	(1,000)	(27,650)
TIBCO Software, Inc.*	(2,000)	(39,420)
Tyler Technologies, Inc.*	(1,300)	(26,988)
Ultimate Software Group, Inc.*	(700)	(34,041)
		(1,321,576)

See Accompanying Notes to Financial Statements.
40

Credit Suisse Trust — U.S. Equity Flex I Portfolio
Schedule of Investments (continued)
December 31, 2010

	Number of Shares	Value
SHORT STOCK POSITIONS
COMMON STOCKS
Specialty Retail (-0.8%)
Aaron's, Inc.	(1,400)	$(28,546)
Abercrombie & Fitch Co. Class A	(800)	(46,104)
Advance Auto Parts, Inc.	(500)	(33,075)
Asbury Automotive Group, Inc.*	(1,700)	(31,416)
Bebe Stores, Inc.	(3,400)	(20,264)
Bed Bath & Beyond, Inc.*	(800)	(39,320)
CarMax, Inc.*	(1,400)	(44,632)
Chico's FAS, Inc.	(2,200)	(26,466)
Collective Brands, Inc.*	(1,300)	(27,430)
Dick's Sporting Goods, Inc.*	(1,000)	(37,500)
Foot Locker, Inc.	(2,200)	(43,164)
hhgregg, Inc.*	(1,100)	(23,045)
Hibbett Sports, Inc.*	(1,300)	(47,970)
Home Depot, Inc.	(900)	(31,554)
HOT Topic, Inc.	(4,600)	(28,842)
Jo-Ann Stores, Inc.*	(800)	(48,176)
JOS. A. Bank Clothiers, Inc.*	(900)	(36,288)
Lowe's Cos., Inc.	(1,700)	(42,636)
Monro Muffler, Inc.	(900)	(31,131)
O'Reilly Automotive, Inc.	(700)	(42,294)
OfficeMax, Inc.*	(2,600)	(46,020)
Penske Automotive Group, Inc.*	(2,000)	(34,840)
PetSmart, Inc.	(1,000)	(39,820)
Pier 1 Imports, Inc.*	(3,100)	(32,550)
Sally Beauty Holdings, Inc.*	(3,200)	(46,496)
Staples, Inc.	(1,400)	(31,878)
The Cato Corp. Class A	(1,000)	(27,410)
The Gap, Inc.	(1,800)	(39,852)
The Men's Wearhouse, Inc.	(1,400)	(34,972)
Tiffany & Co.	(700)	(43,589)
Tractor Supply Co.	(700)	(33,943)
Ulta Salon Cosmetics & Fragrance, Inc.*	(1,100)	(37,400)
Urban Outfitters, Inc.*	(900)	(32,229)
		(1,190,852)
Textiles, Apparel & Luxury Goods (-0.4%)
Carter's, Inc.*	(1,200)	(35,412)
Coach, Inc.	(700)	(38,717)
Columbia Sportswear Co.	(500)	(30,150)
CROCS, Inc.*	(2,000)	(34,240)
Deckers Outdoor Corp.*	(600)	(47,844)
Fossil, Inc.*	(600)	(42,288)
Hanesbrands, Inc.*	(1,200)	(30,480)
Iconix Brand Group, Inc.*	(2,000)	(38,620)
K-Swiss, Inc. Class A*	(2,200)	(27,434)
Maidenform Brands, Inc.*	(800)	(19,016)
NIKE, Inc. Class B	(500)	(42,710)

See Accompanying Notes to Financial Statements.
41

Credit Suisse Trust — U.S. Equity Flex I Portfolio
Schedule of Investments (continued)
December 31, 2010

	Number of Shares	Value
SHORT STOCK POSITIONS
COMMON STOCKS
Textiles, Apparel & Luxury Goods
Phillips-Van Heusen Corp.	(600)	$(37,806)
Polo Ralph Lauren Corp.	(400)	(44,368)
Steven Madden, Ltd.*	(750)	(31,290)
The Warnaco Group, Inc.*	(500)	(27,535)
VF Corp.	(300)	(25,854)
Wolverine World Wide, Inc.	(1,200)	(38,256)
		(592,020)
Thrifts & Mortgage Finance (-0.2%)
Astoria Financial Corp.	(2,100)	(29,211)
Brookline Bancorp, Inc.	(2,700)	(29,295)
First Niagara Financial Group, Inc.	(2,500)	(34,950)
Hudson City Bancorp, Inc.	(2,300)	(29,302)
New York Community Bancorp, Inc.	(1,500)	(28,275)
Ocwen Financial Corp.*	(2,900)	(27,666)
People's United Financial, Inc.	(2,000)	(28,020)
Provident Financial Services, Inc.	(2,300)	(34,799)
Radian Group, Inc.	(3,400)	(27,438)
Washington Federal, Inc.	(1,700)	(28,764)
		(297,720)
Tobacco (-0.1%)
Altria Group, Inc.	(1,100)	(27,082)
Lorillard, Inc.	(400)	(32,824)
Reynolds American, Inc.	(1,200)	(39,144)
Universal Corp.	(800)	(32,560)
		(131,610)
Trading Companies & Distributors (-0.2%)
Applied Industrial Technologies, Inc.	(1,200)	(38,976)
Fastenal Co.	(500)	(29,955)
GATX Corp.	(1,100)	(38,808)
MSC Industrial Direct Co., Inc. Class A	(500)	(32,345)
RSC Holdings, Inc.*	(3,900)	(37,986)
TAL International Group, Inc.	(1,100)	(33,957)
WESCO International, Inc.*	(700)	(36,960)
WW Grainger, Inc.	(300)	(41,433)
		(290,420)
Water Utilities (-0.1%)
American States Water Co.	(600)	(20,682)
American Water Works Co., Inc.	(1,600)	(40,464)
Aqua America, Inc.	(1,300)	(29,224)
SJW Corp.	(1,000)	(26,470)
		(116,840)

See Accompanying Notes to Financial Statements.
42

Credit Suisse Trust — U.S. Equity Flex I Portfolio
Schedule of Investments (continued)
December 31, 2010

	Number of Shares	Value
SHORT STOCK POSITIONS
COMMON STOCKS
Wireless Telecommunication Services (-0.1%)
American Tower Corp. Class A*	(700)	$(36,148)
Crown Castle International Corp.*	(800)	(35,064)
NII Holdings, Inc.*	(700)	(31,262)
NTELOS Holdings Corp.	(1,500)	(28,575)
SBA Communications Corp. Class A*	(900)	(36,846)
United States Cellular Corp.*	(600)	(29,964)
USA Mobility, Inc.	(1,600)	(28,432)
		(226,291)
TOTAL COMMON STOCKS (Proceeds $29,720,590)		(36,685,611)
TOTAL SECURITIES SOLD SHORT (Proceeds $29,720,590)		$(36,685,611)

*  Non-income producing security.

§  Security or portion thereof is out on loan.

§§  Represents security purchased with cash collateral received for securities on loan. The rate shown is the annualized seven-day yield at December 31, 2010.

^  Not readily marketable security; security is valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees.

See Accompanying Notes to Financial Statements.
43

Credit Suisse Trust — U.S. Equity Flex I Portfolio
Statement of Assets and Liabilities
December 31, 2010

Assets
Investments at value, including collateral for securities on loan of $22,947,299 (Cost $196,125,583) (Note 2)	$212,853,912[1]
Cash	870
Cash segregated at brokers for short sales	37,770,923
Dividend and interest receivable	193,721
Receivable for portfolio shares sold	16,201
Prepaid expenses and other assets	9,087
Total Assets	250,844,714
Liabilities
Advisory fee payable (Note 3)	90,596
Administrative services fee payable (Note 3)	54,821
Payable upon return of securities loaned (Note 2)	60,718,222
Securities sold short, at value (Proceeds $29,720,590) (Note 2)	36,685,611
Payable for portfolio shares redeemed	110,042
Dividend expense payable on securities sold short	41,543
Trustees' fee payable	112
Other accrued expenses payable	146,702
Total Liabilities	97,847,649
Net Assets
Capital stock, $.001 par value (Note 6)	10,738
Paid-in capital (Note 6)	213,026,215
Undistributed net investment income	729,475
Accumulated net realized loss on investments, short sales and foreign currency transactions	(70,532,671)
Net unrealized appreciation from investments and short sales	9,763,308
Net Assets	$152,997,065
Shares outstanding	10,737,789
Net asset value, offering price and redemption price per share	$14.25

1  Including $59,089,024 of securities on loan.

See Accompanying Notes to Financial Statements.
44

Credit Suisse Trust — U.S. Equity Flex I Portfolio
Statement of Operations
For the Year Ended December 31, 2010

Investment Income (Note 2)
Dividends	$3,189,794
Interest	275
Securities lending	57,338
Total investment income	3,247,407
Expenses
Investment advisory fees (Note 3)	1,057,186
Administrative services fees (Note 3)	305,573
Dividend expense for securities sold short	576,858
Short sales expense	198,111
Custodian fees	112,566
Printing fees (Note 3)	107,825
Audit and tax fees	39,529
Transfer agent fees	32,784
Trustees' fees	25,870
Legal fees	22,442
Insurance expense	12,071
Commitment fees (Note 4)	1,439
Miscellaneous expense	10,176
Total expenses	2,502,430
Net investment income	744,977
Net Realized and Unrealized Gain (Loss) from Investments, Short Sales and Foreign Currency Related Items
Net realized gain from investments	20,978,640
Net realized loss from short sales	(4,548,462)
Net realized loss from foreign currency transactions	(6)
Net change in unrealized appreciation (depreciation) from investments	6,817,947
Net change in unrealized appreciation (depreciation) from short sales	(3,903,657)
Net realized and unrealized gain from investments, short sales and foreign currency related items	19,344,462
Net increase in net assets resulting from operations	$20,089,439

See Accompanying Notes to Financial Statements.
45

Credit Suisse Trust — U.S. Equity Flex I Portfolio
Statements of Changes in Net Assets

	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009
From Operations
Net investment income	$744,977	$454,374
Net realized gain from investments, short sales and foreign currency transactions	16,430,172	5,010,866
Net change in unrealized appreciation (depreciation) from investments, short sales and foreign currency translations	2,914,290	24,524,443
Net increase in net assets resulting from operations	20,089,439	29,989,683
From Dividends
Dividends from net investment income	(225,568)	(1,448,705)
From Capital Share Transactions (Note 6)
Proceeds from sale of shares	2,600,157	3,732,464
Exchange value of shares due to merger	—	34,189,262
Reinvestment of dividends	225,568	1,448,705
Net asset value of shares redeemed	(32,808,579)	(40,154,222)
Net decrease in net assets from capital share transactions	(29,982,854)	(783,791)
Net increase (decrease) in net assets	(10,118,983)	27,757,187
Net Assets
Beginning of year	163,116,048	135,358,861
End of year	$152,997,065	$163,116,048
Undistributed net investment income	$729,475	$283,879

See Accompanying Notes to Financial Statements.
46

Credit Suisse Trust — U.S. Equity Flex I Portfolio
Statement of Cash Flows
For the Year Ended December 31, 2010

Cash Flows from Operating Activities
Dividends, interest and securities lending income received	$3,225,990
Gain received from litigation	568,720
Operating expenses paid	(2,016,721)
Dividend expense paid on securities sold short	(585,053)
Purchases of long-term securities	(893,481,496)
Proceeds from sales of long-term securities	923,083,090
Purchases to cover securities sold short	(49,674,746)
Proceeds from securities sold short	42,146,868
Proceeds from short-term securities, net	6,987,000
Net cash provided by operating activities		$30,253,652
Cash Flows from Financing Activities
Proceeds from sale of shares	2,601,029
Cost of shares redeemed	(32,854,592)
Net cash used by financing activities		(30,253,563)
Effect of exchange rate on cash		(5)
Net increase in cash		84
Cash — beginning of year		786
Cash — end of year		$870
RECONCILIATION OF NET INCREASE IN NET ASSETS FROM OPERATIONS TO NET CASH PROVIDED BY OPERATING ACTIVITIES
Net increase in net assets resulting from operations		$20,089,439
Adjustments to Reconcile Net Increase in Net Assets from Operations to Net Cash Provided by Operating Activities
Change in dividends and interest receivable	$(21,417)
Change in accrued expenses	(92,739)
Change in prepaid expenses and other assets	7,211
Change in advisory fee payable	(5,621)
Change in dividend expense payable on securities sold short	(8,195)
Purchases of long-term securities	(893,481,496)
Proceeds from sales of long-term securities	923,083,090
Purchases to cover securities sold short	(49,674,746)
Proceeds from securities sold short	42,146,868
Proceeds from short-term securities, net	6,987,000
Net change in unrealized appreciation from investments and short sales	(2,914,290)
Net realized gain from investments, short sales and foreign currency transactions	(15,861,452)
Total adjustments		10,164,213
Net cash provided by operating activities		$30,253,652
Non-Cash Activity:
Dividend reinvestments		$225,568

See Accompanying Notes to Financial Statements.
47

Credit Suisse Trust — U.S. Equity Flex I Portfolio
Financial Highlights
(For a Share of the Portfolio Outstanding Throughout Each Year)

	For the Year Ended December 31,
	2010	2009	2008	2007	2006
Per share data
Net asset value, beginning of year	$12.47	$10.10	$15.47	$15.60	$14.89
INVESTMENT OPERATIONS
Net investment income (loss)	0.07	0.06	0.10	0.02	(0.14)
Net gain (loss) on investments, short sales, foreign currency related items and futures contracts (both realized and unrealized)	1.73	2.44	(5.46)	(0.15)	0.85
Total from investment operations	1.80	2.50	(5.36)	(0.13)	0.71
LESS DIVIDENDS
Dividends from net investment income	(0.02)	(0.13)	(0.01)	—	—
Net asset value, end of year	$14.25	$12.47	$10.10	$15.47	$15.60
Total return[1]	14.46%	24.79%	(34.66)%	(0.83)%	4.77%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (000s omitted)	$152,997	$163,116	$135,359	$286,855	$413,335
Ratio of expenses to average net assets	1.66%	1.81%	0.93%	0.92%	1.11%
Ratio of expenses to average net assets excluding short sales dividend expense	1.27%	1.56%	—	—	—
Ratio of net investment income (loss) to average net assets	0.49%	0.34%	0.65%	0.08%	(0.75)%
Portfolio turnover rate	439%	643%	204%	203%	208%

1  Total returns are historical and assume changes in share price and reinvestment of all dividends and distributions. Total returns do not reflect charges and expenses attributable to any particular variable contract or plan.

See Accompanying Notes to Financial Statements.
48

Credit Suisse Trust — U.S. Equity Flex I Portfolio
Notes to Financial Statements
December 31, 2010

Note 1. Organization

Credit Suisse Trust (the "Trust") is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and currently offers three managed investment portfolios of which one, the U.S. Equity Flex I Portfolio (the "Portfolio"), is included in this report. The Portfolio is a diversified investment fund that seeks capital growth. Shares of the Portfolio are not available directly to individual investors but may be offered only through (a) variable annuity contracts and variable life insurance contracts offered by separate accounts of certain insurance companies and (b) tax-qualified pension and retirement plans. The Portfolio may not be available in connection with a particular contract or plan. The Trust was organized under the laws of the Commonwealth of Massachusetts as a business trust on March 15, 1995. Effective May 1, 2009, the name of the Portfolio was changed from Small Cap Core I Portfolio.

Note 2. Significant Accounting Policies

A) SECURITY VALUATION — The net asset value of the Portfolio is determined daily as of the close of regular trading on the New York Stock Exchange, Inc. (the "Exchange") on each day the Exchange is open for business. Equity investments are valued at market value, which is generally determined using the closing price on the exchange or market on which the security is primarily traded at the time of valuation (the "Valuation Time"). If no sales are reported, equity investments are generally valued at the most recent bid quotation as of the Valuation Time or at the lowest asked quotation in the case of a short sale of securities. Equity investments are generally categorized as Level 1. Debt securities with a remaining maturity greater than 60 days are valued in accordance with the price supplied by a pricing service, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless it is determined that using this method would not represent fair value. Debt securities are generally categorized as Level 2. Investments in open-end investment companies are valued at their net asset value each business day and are generally categorized as Level 1. Securities and other assets for which market quotations are not readily available, or whose values have been materially affected by events occurring before the Portfolio's Valuation Time but after the close of the securities' primary markets, are valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees under procedures

49

Credit Suisse Trust — U.S. Equity Flex I Portfolio
Notes to Financial Statements (continued)
December 31, 2010

Note 2. Significant Accounting Policies

established by the Board of Trustees and are generally categorized as Level 3. The Portfolio may utilize a service provided by an independent third party which has been approved by the Board of Trustees to fair value certain securities. When fair value pricing is employed, the prices of securities used by a portfolio to calculate its net asset value may differ from quoted or published prices for the same securities.

In accordance with the authoritative guidance on fair value measurements and disclosures under accounting principles generally accepted in the United States of America ("GAAP"), the Portfolio discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. In accordance with GAAP, fair value is defined as the price that the Portfolio would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. In accordance with the Portfolio's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security, the size of the holding, the initial cost of the security, the existence of any contractual restrictions on the security's disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or evaluated prices from broker-dealers and/or pricing services, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company's or issuer's financial statements, an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security

50

Credit Suisse Trust — U.S. Equity Flex I Portfolio
Notes to Financial Statements (continued)
December 31, 2010

Note 2. Significant Accounting Policies

is normally traded. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1 – quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2010 in valuing the Portfolio's investments carried at value:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks	$189,682,613	$—	$—	$189,682,613
Short-Term Investments	22,947,299	224,000	—	23,171,299
Securities Sold Short
Common Stocks	(36,685,611)	—	—	(36,685,611)
Other Financial Instruments*	—	—	—	—
	$175,944,301	$224,000	$—	$176,168,301

*Other financial instruments include futures, forwards and swap contracts.

Effective January 1, 2010, the Portfolio adopted FASB amendments to authoritative guidance which requires the Portfolio to disclose details of significant transfers in and out of Level 1 and Level 2 measurements and the reasons for the transfers. For the year ended December 31, 2010, there were no significant transfers in and out of Level 1 and Level 2. The only investment held by the Portfolio whose fair value was determined using Level 3 inputs had a value of $0 at December 31, 2010.

B) DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES — Effective January 1, 2009, the Portfolio adopted amendments to authoritative guidance on disclosures about derivative instruments and hedging activities which require that the Portfolio disclose (a) how and why an entity uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging activities affect a portfolio's financial position, financial performance, and cash flows. The Portfolio has not entered into any derivative or hedging activities during the period covered by this report.

51

Credit Suisse Trust — U.S. Equity Flex I Portfolio
Notes to Financial Statements (continued)
December 31, 2010

Note 2. Significant Accounting Policies

C) SECURITY TRANSACTIONS AND INVESTMENT INCOME — Security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis. Dividends and dividend expense on short sales are recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

D) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid at least annually. However, to the extent that a net realized capital gain can be reduced by a capital loss carryforward, such gain will not be distributed. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

E) FEDERAL INCOME TAXES — No provision is made for federal taxes as it is the Portfolio's intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended, and to make the requisite distributions to its shareholders, which will be sufficient to relieve it from federal income and excise taxes.

The Portfolio adopted the authoritative guidance for uncertainty in income taxes and recognizes a tax benefit or liability from an uncertain position only if it is more likely than not that the position is sustainable based solely on its technical merits and consideration of the relevant taxing authority's widely understood administrative practices and procedures. The Portfolio has reviewed its current tax positions and has determined that no provision for income tax is required in the Portfolio's financial statements. The Portfolio's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

F) USE OF ESTIMATES — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

G) SHORT-TERM INVESTMENTS — The Portfolio, together with other funds/portfolios advised by Credit Suisse Asset Management, LLC ("Credit Suisse"), an indirect, wholly-owned subsidiary of Credit Suisse Group AG, pools available cash into a short-term variable rate time deposit issued by State Street

52

Credit Suisse Trust — U.S. Equity Flex I Portfolio
Notes to Financial Statements (continued)
December 31, 2010

Note 2. Significant Accounting Policies

Bank and Trust Company ("SSB"), the Portfolio's custodian. The short-term time deposit issued by SSB is a variable rate account classified as a short-term investment.

H) SHORT SALES — The Portfolio enters into short sales transactions collateralized by cash deposits received from brokers in connection with securities lending activities (see note I) and securities. Cash deposits are shown as cash segregated at brokers on the Statement of Assets and Liabilities. The collateral amounts required are determined daily by reference to the market value of the short positions. Short sales expose the Portfolio to the risk that it will be required to cover its short position at a time when the securities have appreciated in value, thus resulting in a loss to the Portfolio. The Portfolio's loss on a short sale could theoretically be unlimited in a case where the Portfolio is unable, for whatever reason, to close out its short position. Short sales also involve transaction and other costs that will reduce potential gains and increase potential portfolio losses. The use by the Portfolio of short sales in combination with long positions in its portfolio in an attempt to improve performance may not be successful and may result in greater losses or lower positive returns than if the Portfolio held only long positions. It is possible that the Portfolio's long equity positions will decline in value at the same time that the value of the securities it has sold short increases, thereby increasing potential losses to the Portfolio. In addition, the Portfolio's short selling strategies may limit its ability to fully benefit from increases in the equity markets. Short selling also involves a form of financial leverage that may exaggerate any losses realized by the Portfolio. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the Portfolio.

I) SECURITIES LENDING — Loans of securities are required at all times to be secured by collateral at least equal to 102% of the market value of domestic securities on loan (including any accrued interest thereon) and 105% of the market value of foreign securities on loan (including any accrued interest thereon). Cash collateral received by the Portfolio in connection with securities lending activity is either in the form of cash segregated at brokers or pooled together with cash collateral for other funds/portfolios advised by Credit Suisse and may be invested in a variety of investments, including funds advised by SSB, the Portfolio's securities lending agent, or money market instruments. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

SSB has been engaged by the Portfolio to act as the Portfolio's securities lending agent. The Portfolio's securities lending arrangement provides that

53

Credit Suisse Trust — U.S. Equity Flex I Portfolio
Notes to Financial Statements (continued)
December 31, 2010

Note 2. Significant Accounting Policies

the Portfolio and SSB will share the net income earned from securities lending activities. During the year ended December 31, 2010, total earnings from the Portfolio's investment in cash collateral received in connection with securities lending arrangements was $142,099, of which $71,102 was rebated to borrowers (brokers). The Portfolio retained $57,338 in income from the cash collateral investment, and SSB, as lending agent, was paid $13,659. Securities lending income is accrued as earned.

J) SUBSEQUENT EVENTS — In preparing the financial statements as of December 31, 2010, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Note 3. Transactions with Affiliates and Related Parties

Credit Suisse serves as investment adviser for the Portfolio. For its investment advisory services, Credit Suisse is entitled to receive a fee from the Portfolio at an annual rate of 0.70% of the Portfolio's average daily net assets. For the year ended December 31, 2010, investment advisory fees earned were $1,057,186.

Credit Suisse Asset Management Securities, Inc. ("CSAMSI"), an affiliate of Credit Suisse, and SSB serve as co-administrators to the Portfolio. For its co-administrative services, CSAMSI currently receives a fee calculated at an annual rate of 0.09% of the Portfolio's average daily net assets. For the year ended December 31, 2010, co-administrative services fees earned by CSAMSI were $135,924.

For its co-administrative services, SSB receives a fee, exclusive of out-of-pocket expenses, calculated in total for all the Credit Suisse funds/portfolios co-administered by SSB and allocated based upon the relative average net assets of each fund/portfolio, subject to an annual minimum fee. For the year ended December 31, 2010, co-administrative services fees earned by SSB (including out-of-pocket expenses) were $169,649.

In addition to serving as the Portfolio's co-administrator, CSAMSI currently serves as distributor of the Portfolio's shares without compensation.

Merrill Corporation ("Merrill"), an affiliate of Credit Suisse, has been engaged by the Portfolio to provide certain financial printing services. For the year ended December 31, 2010, Merrill was paid $33,231 for its services by the Portfolio.

54

Credit Suisse Trust — U.S. Equity Flex I Portfolio
Notes to Financial Statements (continued)
December 31, 2010

Note 4. Line of Credit

The Portfolio, together with other funds/portfolios advised by Credit Suisse (collectively, the "Participating Funds"), participates in a committed, unsecured line of credit facility ("Credit Facility") for temporary or emergency purposes with SSB. Under the terms of the Credit Facility, the Participating Funds pay an aggregate commitment fee on the average unused amount of the Credit Facility, which is allocated among the Participating Funds in such manner as is determined by the governing Boards of the Participating Funds. In addition, the Participating Funds pay interest on borrowings at either the Overnight Federal Funds rate or the Overnight LIBOR rate plus a spread. At December 31, 2010, and during the year ended December 31, 2010, the Portfolio had no borrowings under the Credit Facility.

Note 5. Purchases and Sales of Securities

For the year ended December 31, 2010, purchases and sales of investment securities (excluding short sales and short-term investments) were $889,998,621 and $919,629,609, respectively. Securities sold short and purchases to cover securities sold short were $41,378,427 and $49,038,184, respectively.

Note 6. Capital Share Transactions

The Trust is authorized to issue an unlimited number of full and fractional shares of beneficial interest, $.001 par value per share. Transactions in capital shares of the Portfolio were as follows:

	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009
Shares sold	204,142	360,363
Shares exchanged due to merger	—	2,981,912
Shares issued in reinvestment of dividends	18,459	123,854
Shares redeemed	(2,570,415)	(3,776,088)
Net decrease	(2,347,814)	(309,959)

On December 31, 2010, the number of shareholders that held 5% or more of the outstanding shares of the Portfolio was as follows:

Number of Shareholders	Approximate Percentage of Outstanding Shares
4	81%

Some of the shareholders are omnibus accounts, which hold shares on behalf of individual shareholders.

55

Credit Suisse Trust — U.S. Equity Flex I Portfolio
Notes to Financial Statements (continued)
December 31, 2010

Note 7. Federal Income Taxes

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The tax characteristics of dividends and distributions paid during the years ended December 31, 2010 and 2009, respectively, by the Portfolio were as follows:

Ordinary Income
2010	2009
$225,568	$1,448,705

The tax basis components of distributable earnings differ from the amounts reflected in the Statement of Assets and Liabilities by temporary book/tax differences. These differences are primarily due to differing treatments of losses deferred due to wash sales, cumulative basis adjustments on partnerships and Real Estate Investment Trusts.

At December 31, 2010, the components of distributable earnings on a tax basis were as follows:

Undistributed net investment income	$724,935
Accumulated realized loss	(67,363,786)
Unrealized appreciation	6,794,587
Deferral of post-October capital losses	(195,624)
$(60,039,888)

At December 31, 2010, the Portfolio had capital loss carryforwards available to offset possible future capital gains as follows:

Expires December 31,
2011	2015	2016	2017
$5,258,188	$545,703	$26,551,318	$35,008,577

During the tax year ended December 31, 2010, the Portfolio utilized $16,667,739 of the capital loss carryforwards and $54,354,354 of the capital loss carryforwards expired.

It is uncertain whether the Portfolio will be able to realize the benefits of the capital loss carryforwards before they expire.

Included in the Portfolio's capital loss carryforwards which expire in 2016 is $3,621,034, acquired in the Credit Suisse Trust — U.S. Equity Flex II Portfolio merger, which is subject to limitations.

Included in the Portfolio's capital loss carryforwards which expire in 2015 and 2016 is $203,448 and $4,060,451 respectively, acquired in the Credit Suisse Trust — U.S. Equity Flex III Portfolio merger, which is subject to limitations.

56

Credit Suisse Trust — U.S. Equity Flex I Portfolio
Notes to Financial Statements (continued)
December 31, 2010

Note 7. Federal Income Taxes

Included in the Portfolio's capital loss carryforwards which expire in 2015 and 2016 is $342,255 and $961,998 respectively, acquired in the Credit Suisse Trust — U.S. Equity Flex IV Portfolio merger, which is subject to limitations.

At December 31, 2010, the identified cost for federal income tax purposes, as well as the gross unrealized appreciation from investments for those securities having an excess of value over cost, gross unrealized depreciation from investments for those securities having an excess of cost over value and the net unrealized appreciation from investments were $199,094,304, $15,944,807, $(2,185,199) and $13,759,608, respectively.

At December 31, 2010, the identified proceeds for federal income tax purposes, as well as the gross unrealized appreciation from securities sold short for those securities having an excess of proceeds over value, gross unrealized depreciation from investments for those securities having an excess of value over proceeds and the net unrealized depreciation from securities sold short were $(29,720,590), $385,477, $(7,350,498) and $(6,965,021), respectively.

At December 31, 2010, the Portfolio reclassified $73,813 from undistributed net investment income and $54,345,868 from paid-in capital to accumulated net realized loss, to adjust for current period permanent book/tax differences which arose principally from foreign currency gain/(loss), real estate investment trusts, reclassification of short sale substitute payments and expiration of capital loss carryforwards. Net assets were not affected by these reclassifications.

Note 8. Acquisition of Credit Suisse Trust — U.S. Equity Flex II Portfolio, Credit Suisse Trust — U.S. Equity Flex III Portfolio and Credit Suisse Trust — U.S. Equity Flex IV Portfolio

On October 2, 2009, Credit Suisse Trust — U.S. Equity Flex I Portfolio acquired all of the net assets of Credit Suisse Trust — U.S. Equity Flex II Portfolio, Credit Suisse Trust — U.S. Equity Flex III Portfolio and Credit Suisse Trust — U.S. Equity Flex IV Portfolio, all of which are open-end investment companies, pursuant to a plan of reorganization approved by the Board of Trustees on May 12, 2009. The purpose of the transaction was to combine four funds managed by Credit Suisse with comparable investment objectives and strategies. The acquisition was accomplished by a tax-free exchange of 1,284,769 shares of Credit Suisse Trust — U.S. Equity Flex II Portfolio valued at $11,153,778, 1,203,118 shares of Credit Suisse Trust — U.S. Equity Flex III Portfolio valued at $13,133,970 and 1,026,788 shares of Credit Suisse Trust — U.S. Equity Flex IV Portfolio valued at $9,901,514 for 2,981,912 shares of Credit Suisse Trust — U.S. Equity Flex I Portfolio. The investment portfolios of Credit Suisse Trust — U.S. Equity Flex II Portfolio, Credit Suisse Trust — U.S. Equity Flex III Portfolio and Credit Suisse Trust — U.S. Equity Flex IV Portfolio had a

57

Credit Suisse Trust — U.S. Equity Flex I Portfolio
Notes to Financial Statements (continued)
December 31, 2010

Note 8. Acquisition of Credit Suisse Trust — U.S. Equity Flex II Portfolio, Credit Suisse Trust — U.S. Equity Flex III Portfolio and Credit Suisse Trust — U.S. Equity Flex IV Portfolio

fair value at October 2, 2009 of $11,132,420, $13,104,370 and $9,878,210 and identified costs of $10,483,399, $12,252,732 and $9,160,031, respectively, which were the principal assets acquired by Credit Suisse Trust — U.S. Equity Flex I Portfolio. For financial reporting purposes, assets received and shares issued by Credit Suisse Trust — U.S. Equity Flex I Portfolio were recorded at fair value; however the cost basis of the investments received from Credit Suisse Trust — U.S. Equity Flex II Portfolio , Credit Suisse Trust — U.S. Equity Flex III Portfolio and Credit Suisse Trust — U.S. Equity Flex IV Portfolio were carried forward to align ongoing reporting of Credit Suisse Trust — U.S. Equity Flex I Portfolio's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Immediately prior to the merger, the net assets of Credit Suisse Trust — U.S. Equity Flex I Portfolio were $132,557,155.

Credit Suisse Trust — U.S. Equity Flex I Portfolio pro forma results of operations for the year ended December 31, 2009 are as follows:

Net investment income	$815,573[1]
Net gain from investments, short sales and foreign currency related items	35,210,770[2]
Net increase in net assets resulting from operations	$36,026,343

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of net investment income and net gain on investments of Credit Suisse Trust — U.S. Equity Flex II Portfolio, Credit Suisse Trust — U.S. Equity Flex III Portfolio and Credit Suisse Trust — U.S. Equity Flex IV Portfolio that have been included in Credit Suisse Trust — U.S. Equity Flex I Portfolio's statement of operations since October 2, 2009.

1  $454,374 as reported, plus $152,979, $78,352 and $86,228 for Credit Suisse Trust — U.S. Equity Flex II Portfolio, Credit Suisse Trust — U.S. Equity Flex III Portfolio and Credit Suisse Trust — U.S. Equity Flex IV Portfolio, respectively, premerger, plus $43,640 of pro-forma gross expenses eliminated.

2  $29,535,309 as reported, plus $1,785,307, $2,097,371 and $1,792,783 for Credit Suisse Trust — U.S. Equity Flex II Portfolio, Credit Suisse Trust — U.S. Equity Flex III Portfolio and Credit Suisse Trust — U.S. Equity Flex IV Portfolio respectively, premerger.

Note 9. Contingencies

In the normal course of business, the Portfolio may provide general indemnifications pursuant to certain contracts and organizational documents. The Portfolio's maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

58

Credit Suisse Trust — U.S. Equity Flex I Portfolio
Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Credit Suisse Trust — US Equity Flex I Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Credit Suisse Trust — US Equity Flex I Portfolio (the "Portfolio"), at December 31, 2010, the results of its operations and its cash flow for the year then ended and the changes in its net assets and financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 22, 2011

59

Credit Suisse Trust — U.S. Equity Flex I Portfolio
Board Approval of Advisory Agreement (unaudited)

In approving the renewal of the current Advisory Agreement, the Board of Trustees (the "Board") of the Credit Suisse Trust — US Equity Flex I Portfolio (the "Portfolio"), including a majority of the Trustees who are not "interested persons" of the Fund as defined in the Investment Company Act of 1940 (the "Independent Trustees"), at a meeting held on November 15 and 16, 2010, considered the following factors:

Investment Advisory Fee Rates and Expenses

The Board reviewed and considered the contractual advisory fee rate of 0.70% for the Portfolio ("Contractual Advisory Fee") in light of the extent and quality of the advisory services provided by Credit Suisse Asset Management, LLC ("Credit Suisse"). The Board also reviewed and considered the actual fee rate of 0.70% paid by the Portfolio ("Net Advisory Fee") as of September 30, 2010.

Additionally, the Board received and considered information comparing the Portfolio's Contractual Advisory Fee, Net Advisory Fee and the Portfolio's overall expenses with those of funds in both the relevant expense group ("Expense Group") and universe of funds ("Expense Universe") provided by Lipper Inc., an independent provider of investment company data.

Nature, Extent and Quality of the Services under the Advisory Agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Portfolio by Credit Suisse under the Advisory Agreement. The Board also noted information received at regular meetings throughout the year related to the services rendered by Credit Suisse. The Board reviewed background information about Credit Suisse, including its Form ADV. The Board considered the background and experience of Credit Suisse's senior management and the expertise of, and the amount of attention given to the Portfolio by, senior personnel of Credit Suisse. In addition, the Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day portfolio management of the Portfolio and the extent of the resources devoted to research and analysis of actual and potential investments. The Board evaluated the ability of Credit Suisse, based on its resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel. The Board also received and considered information about the nature, extent and quality of services and fee rates offered to other Credit Suisse clients for comparable services.

60

Credit Suisse Trust — U.S. Equity Flex I Portfolio
Board Approval of Advisory Agreement (unaudited) (continued)

Portfolio Performance

The Board received and considered performance results of the Portfolio over time, along with comparisons both to the relevant performance group ("Performance Group") and universe of funds ("Performance Universe") for the Portfolio. The Board was provided with a description of the methodology used to arrive at the funds included in the Performance Group and the Performance Universe.

Credit Suisse Profitability

The Board received and considered a profitability analysis of Credit Suisse based on the fees payable under the Advisory Agreement for the Portfolio, as well as other relationships between the Portfolio on the one hand and Credit Suisse affiliates on the other. The Board also considered Credit Suisse's methodology for allocating costs to the Portfolio, recognizing that cost allocation methodologies are inherently subjective. The Board received profitability information for the other funds in the Credit Suisse family of funds.

Economies of Scale

The Board considered information regarding whether there have been economies of scale with respect to the management of the Portfolio, whether the Portfolio has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. Accordingly, the Board considered whether breakpoints in the Portfolio's advisory fee structure would be appropriate or reasonable taking into consideration economies of scale or other efficiencies that might accrue from increases in the Portfolio's asset levels.

Other Benefits to Credit Suisse

The Board considered other benefits received by Credit Suisse and its affiliates as a result of their relationship with the Portfolio. Such benefits include, among others, benefits potentially derived from an increase in Credit Suisse's businesses as a result of its relationship with the Portfolio (such as the ability to market to shareholders other financial products offered by Credit Suisse and its affiliates) and the fees paid to affiliates of Credit Suisse for co-administration and distribution services.

The Board considered the standards applied in seeking best execution, and also reviewed Credit Suisse's method for allocating portfolio investment opportunities among its advisory clients. Credit Suisse confirmed there were no soft dollar arrangements during the past year.

61

Credit Suisse Trust — U.S. Equity Flex I Portfolio
Board Approval of Advisory Agreement (unaudited) (continued)

Other Factors and Broader Review

As discussed above, the Board reviews detailed materials received from Credit Suisse as part of the annual re-approval process. The Board also reviews and assesses the quality of the services that the Portfolio receives throughout the year. In this regard, the Board reviews reports of Credit Suisse at least quarterly, which include, among other things, detailed portfolio and market reviews, detailed fund performance reports and Credit Suisse's compliance procedures.

Conclusions

In selecting Credit Suisse, and approving the Advisory Agreement and the investment advisory fee under such agreement, the Board concluded that:

•  The combined Contractual Advisory Fee and co-administration fee were below the median of the Expense Group. In addition, the Net Advisory Fee was lower than the median of the Expense Group. The Board concluded the fee was reasonable.

•  The Portfolio's performance was at or above the median for all periods in the Performance Group and Performance Universe. The Board noted the change to the Portfolio's investment strategy that occurred in 2009.

•  The Board was satisfied with the nature, extent and quality of the investment advisory services provided to the Portfolio by Credit Suisse and that, based on dialogue with management and counsel, the services provided by Credit Suisse under the Advisory Agreement are typical of, and consistent with, those provided to similar mutual funds by other investment advisers.

•  In light of the costs of providing investment management and other services to the Portfolio and Credit Suisse's ongoing commitment to the Portfolio and willingness to waive fees, Credit Suisse's profitability based on fees payable under the Advisory Agreement, as well as other ancillary benefits that Credit Suisse and its affiliates received, were considered reasonable.

•  In light of the combined Contractual Advisory Fee and co-administration fee, as well as the Net Advisory Fee, the Portfolio's current fee structure (without breakpoints) was considered reasonable.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Advisory Agreement. The Independent Trustees were advised by separate independent legal counsel throughout the process.

62

Credit Suisse Trust — U.S. Equity Flex I Portfolio
Information Concerning Trustees and Officers (unaudited)

Name, Address (Year of Birth)	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees

Enrique Arzac c/o Credit Suisse Asset Management, LLC Attn: General Counsel Eleven Madison Avenue New York, New York 10010 (1941)	Trustee, Audit Committee Chairman and Nominating Committee Member	Since 2005	Professor of Finance and Economics, Graduate School of Business, Columbia University since 1971.	9	Director of Epoch Holding Corporation (an investment management and investment advisory services company); Director of Starcomms PLC., (telecommunications company); Director of Mirae Asset Discovery Funds (6 open-end portfolios); Director of Aberdeen Asia-Pacific Income Investment Company Limited (a Canadian closed-end fund); Director of The Adams Express Company, Petroleum and Resources Corporation, Aberdeen Chile Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Latin America Equity Fund, Inc. and Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc. (each a closed-end investment company).

1   Each Trustee and Officer serves until his or her respective successor has been duly elected and qualified.

63

Credit Suisse Trust — U.S. Equity Flex I Portfolio
Information Concerning Trustees and Officers (unaudited) (continued)

Name, Address (Year of Birth)	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees

Jeffrey E. Garten[2] Box 208200 New Haven, Connecticut 06520-8200 (1946)	Trustee, Audit and Nominating Committee Member	Since 1998	The Juan Trippe Professor in the Practice of International Trade, Finance and Business from July 2005 to present; Partner and Chairman of Garten Rothkopf (consulting firm) from October 2005 to present; Dean of Yale School of Management from November 1995 to June 2005.	7	Director of Aetna, Inc. (insurance company); Director of CarMax Group (used car dealers); Member of Standard & Poor's Board of Managers.

Peter F. Krogh c/o Credit Suisse Asset Management, LLC Attn: General Counsel Eleven Madison Avenue New York, New York 10010 (1937)	Trustee, Audit and Nominating Committee Member	Since 2001	Dean Emeritus and Distinguished Professor of International Affairs at the Edmund A. Walsh School of Foreign Service, Georgetown University from June 1995 to June 2009.	7	None

2   Mr. Garten was initially appointed as a Trustee of the Portfolio on February 6, 1998. He resigned as Trustee on February 3, 2000 and was subsequently reappointed on December 21, 2000.

64

Credit Suisse Trust — U.S. Equity Flex I Portfolio
Information Concerning Trustees and Officers (unaudited) (continued)

Name, Address (Year of Birth)	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees

Steven N. Rappaport Lehigh Court, LLC 555 Madison Avenue 29th Floor New York, New York 10022 (1948)	Chairman of the Board of Trustees, Audit Committee Member and Nominating Committee Chairman	Trustee since 1999 and Chairman since 2005	Partner of Lehigh Court, LLC and RZ Capital (private investment firms) from July 2002 to present.	9	Director of iCAD, Inc. (a surgical and medical instruments and apparatus company); Director of Presstek, Inc. (digital imaging technologies company); Director of Wood Resources, LLC. (plywood manufacturing company); Director of Aberdeen Chile Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Latin America Equity Fund, Inc. and Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc. (each a closed-end investment company).

65

Credit Suisse Trust — U.S. Equity Flex I Portfolio
Information Concerning Trustees and Officers (unaudited) (continued)

Name, Address (Year of Birth)	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years
Officers**

John G. Popp Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1956)	Chief Executive Officer and President	Since 2010	Managing Director of Credit Suisse; Group Manager and Senior Portfolio Manager for Performing Credit Strategies; Associated with Credit Suisse or its predecessor since 1997; Officer of other Credit Suisse Funds.

Michael A. Pignataro Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1959)	Chief Financial Officer	Since 1999	Director and Director of Fund Administration of Credit Suisse; Associated with Credit Suisse or its predecessor since 1984; Officer of other Credit Suisse Funds.

Emidio Morizio Credit Suisse Asset Management, LLC One Madison Avenue New York, New York 10010 (1966)	Chief Compliance Officer	Since 2004	Managing Director and Global Head of Compliance of Credit Suisse; Associated with Credit Suisse since July 2000; Officer of other Credit Suisse Funds.

Roger Machlis Credit Suisse Asset Management, LLC One Madison Avenue New York, New York 10010 (1961)	Chief Legal Officer	Since 2010	Managing Director and General Counsel for Credit Suisse; Associated with Credit Suisse Group AG since 1997; Officer of other Credit Suisse Funds.

Cecilia Chau Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1973)	Treasurer	Since 2008	Vice President of Credit Suisse since 2009; Assistant Vice President of Credit Suisse from June 2007 to December 2008; Associated with Alliance Bernstein L.P. from January 2007 to May 2007; Associated with Credit Suisse from August 2000 to December 2006; Officer of other Credit Suisse Funds.

Karen Regan Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1963)	Vice President and Secretary	Since 2010	Vice President of Credit Suisse; Associated with Credit Suisse since December 2004; Officer of other Credit Suisse Funds

** The officers of the Portfolio shown are officers that make policy decisions.

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 800-222-8977.

66

Credit Suisse Trust — U.S. Equity Flex I Portfolio
Tax Information Letter
December 31, 2010 (unaudited)

Important Tax Information for Corporate Shareholders

Corporate shareholders should note for the year ended December 31, 2010, the percentage of the Portfolio's investment income (i.e., net investment income plus short-term capital gains) that qualified for the intercorporate dividends received deduction is 100%.

67

Credit Suisse Trust — U.S. Equity Flex I Portfolio
Proxy Voting and Portfolio Holdings Information (unaudited)

Information regarding how the Portfolio voted proxies related to its portfolio securities during the 12 month period ended June 30 of each year, as well as the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities are available:

•  By calling 1-800-222-8977

•  On the Portfolio's website, www.credit-suisse.com/us

•  On the website of the Securities and Exchange Commission, www.sec.gov.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio's Forms N-Q are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-202-551-8090.

68

P.O. BOX 55030, BOSTON, MA 02205-5030

800-222-8977 ■ WWW.credit-suisse.com/us

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.   TRSCC I-AR-1210

Item 2. Code of Ethics.

The registrant has adopted a code of ethics applicable to its Chief Executive Officer, President, Chief Financial Officer and Chief Accounting Officer, or persons performing similar functions. A copy of the code is filed as Exhibit 12(a)(1) to this Form. There were no amendments to the code during the fiscal year ended December 31, 2010. There were no waivers or implicit waivers from the code granted by the registrant during the fiscal year ended December 31, 2010.

Item 3. Audit Committee Financial Expert.

The registrant’s governing board has determined that it has two audit committee financial experts serving on its audit committee: Enrique R. Arzac and Steven N. Rappaport.  Each audit committee financial expert is “independent” for purposes of this item.

Item 4. Principal Accountant Fees and Services.

(a) through (d). The information in the table below is provided for services rendered to the registrant by its independent registered public accounting firm, PricewaterhouseCoopers LLP (“PwC”), for its fiscal years ended December 31, 2009 and December 31, 2010.

	2009	2010
Audit Fees	$134,000	$138,500
Audit-Related Fees(1)	$27,200	$10,200
Tax Fees(2)	$8,400	$8,400
All Other Fees	—	—
Total	$169,600	$157,100

(1) Services include agreed-upon procedures in connection with the registrant’s semi-annual financial statements ($27,200 for 2009 and $10,200 for 2010).

(2) Tax services in connection with the registrant’s excise tax calculations and review of the registrant’s applicable tax returns.

The information in the table below is provided with respect to non-audit services that directly relate to the registrant’s operations and financial reporting and that were rendered by PwC to the registrant’s investment adviser, Credit Suisse Asset Management, LLC (“Credit Suisse”), and any service provider to the registrant controlling, controlled by or under common control with Credit Suisse that provided ongoing services to the registrant (“Covered Services Provider”), for the registrant’s fiscal years ended December 31, 2009 and December 31, 2010.

	2009	2010
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A
Total	N/A	N/A

(e)(1) Pre-Approval Policies and Procedures.  The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to Credit Suisse and any Covered Services Provider if the engagement relates directly to the operations and financial reporting of the registrant.  The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson shall report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s).  The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than Credit Suisse or the registrant’s officers).  Pre-approval by the Committee of any permissible non-audit services shall not be required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the registrant, Credit Suisse and any Covered Services Provider constitutes not more than 5% of the total amount of revenues paid by the registrant to its independent registered public accounting firm during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(e)(2) The information in the table below sets forth the percentages of fees for services (other than audit, review or attest services) rendered by PwC to the registrant for which the pre-approval requirement was waived pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X:

	2009	2010
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A
Total	N/A	N/A

The information in the table below sets forth the percentages of fees for services (other than audit, review or attest services) rendered by PwC to Credit Suisse and any Covered Services Provider required to be approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X, for the registrant’s fiscal years ended December 31, 2009 and December 31, 2010:

	2009	2010
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A
Total	N/A	N/A

(f) Not Applicable.

(g) The aggregate fees billed by PwC for non-audit services rendered to the registrant, Credit Suisse and Covered Service Providers for the fiscal years ended December 31, 2009 and December 31, 2010 were $35,600 and $18,600, respectively.

(h) Not Applicable.

Item 5. Audit Committee of Listed Registrants.

Form N-CSR disclosure requirement is not applicable to the registrant.

Item 6. Schedule of Investments.

Included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Form N-CSR disclosure requirement is not applicable to the registrant.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Form N-CSR disclosure requirement is not applicable to the registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Form N-CSR disclosure requirement is not applicable to the registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

None

Item 11. Controls and Procedures.

(a) As of a date within 90 days from the filing date of this report, the principal executive officer and principal financial officer concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)                    Registrant’s Code of Ethics is an exhibit to this report.

(a)(2)                    The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this report.

(a)(3)                    Not applicable.

(b)                                 The certifications of the registrant as required by Rule 30a-2(b) under the Act are an exhibit to this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CREDIT SUISSE TRUST

/s/ John G. Popp
Name:	John G. Popp
Title:	Chief Executive Officer
Date:	March 2, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ John G. Popp
Name:	John G. Popp
Title:	Chief Executive Officer
Date:	March 2, 2011

/s/ Michael A. Pignataro
Name:	Michael A. Pignataro
Title:	Chief Financial Officer
Date:	March 2, 2011